Dreyfus Premier State
Municipal Bond Fund
Connecticut Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             17     Financial Highlights

                             20     Notes to Financial Statements

                             25     Report of Independent Auditors

                             26     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------------------------------

                                    Back Cover

                Dreyfus Premier           The Fund
     State Municipal Bond Fund,
             Connecticut Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Sam Weinstock.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Connecticut Series.

Sincerely,
/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Sam Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Connecticut Series perform?

The Fund's Class A shares produced a total return of 6.70% over the 12-month period ended April 30, 1999,1 compared to a total return of 6.06% for the average of the Lipper Connecticut Municipal Debt Funds category.2 The Fund produced a total return of 6.15% for Class B shares and 5.88% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Connecticut state tax-exempt income from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide the best risk-reward trade off at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate bonds' likely performance under various market scenarios. When we find securities that we believe will provide the best expected returns over an anticipated market range, we select them. Many other securities are held because they participate in market rallies and provide protection against market declines.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S.

                                                                      The Fund 3

Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. Because investors feared that a stronger economy might reignite inflationary pressures, yields on longer term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Connecticut and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. While this imbalance between supply and demand helped keep municipal bond prices relatively stable compared to U.S. Treasury bonds, it has constrained our ability to extend the portfolio's average duration because longer term securities simply have not been available.

What is the Fund's current strategy?

As the period came to a close, we continued to search for bonds with attractive characteristics. We have found such securities, in our opinion, in intermediate-maturity bonds. In our view, these bonds have represented better values than longer term bonds because they provided most of the yield with substantially less potential volatility. Their returns have been favorable due to the expected slightly lower yields realized as the maturities of the bonds shorten over time. Accordingly, at the end of the period, the portfolio was structured to emphasize bonds with maturities in the 15- to 20-year range, which we believe can achieve this advantage. We have also found attractive opportunities in bonds issued by the Commonwealth of Puerto Rico. As a U.S. territory, interest payments from Puerto Rico bonds are federally and

Connecticut tax-exempt for U.S. residents, giving us an attractive alternative to scarce Connecticut bonds.

In addition, we have sharpened our focus on high-quality bonds. Because the differences in yields between the highest quality bonds and lower quality bonds have been narrow by historical standards, we have seen little reason to assume unnecessary credit risk.

May 13, 1999
[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Connecticut residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

FUND PERFORMANCE

-------------------------------------------------------------------------------

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $19,791
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Connecticut Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
* Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Connecticut municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Connecticut municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

6

-------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99

                         Inception                               From
                           Date      1 Year   5 Years 10 Years Inception
-------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%) (5/28/87)   1.86%    6.06%    7.07%     --
without sales charge     (5/28/87)   6.70%    7.05%    7.56%     --
Class B Shares
with redemption*         (1/15/93)   2.15%    6.19%     --      6.12%
without redemption       (1/15/93)   6.15%    6.51%     --      6.12%
Class C Shares
with redemption**        (8/15/95)   4.88%     --       --      6.55%
without redemption       (8/15/95)   5.88%     --       --      6.55%

[FN]
Past performance is not predictive of future performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                    The Fund 7

STATEMENT OF INVESTMENTS
April 30, 1999


-------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments--102.2%                    Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Connecticut--79.5%
Connecticut:
  5%, 3/15/2012                                                70,000                72,462
  6.7945%, 3/15/2012a,b                                     5,000,000             5,360,400
  5%, 8/1/2012                                                 35,000                36,175
  6.4493%, 8/1/2012a,b                                      5,900,000             6,306,038
  5.125%, 3/15/2013                                         6,700,000             6,972,355
  5.50%, 5/15/2014                                          2,000,000             2,119,840
  5.50%, 5/15/2015                                          3,000,000             3,166,800
  5.25%, 3/1/2016                                           5,000,000             5,172,450
  Refunding 5%, 12/1/2012                                   8,000,000             8,275,680
  (Clean Water Fund) Revenue:
    5.125%, 9/1/2013                                        2,000,000             2,089,440
    5.125%, 9/1/2014                                        3,500,000             3,640,175
    5.125%, 9/1/2016                                        3,560,000             3,655,194
  Special Tax Obligation Revenue
  (Transportation Infrastructure):
    Refunding 5.375%, 9/1/2008                              2,500,000             2,709,725
      7.125%, 6/1/2010                                      3,400,000             4,165,136
      6.75%, 6/1/2011 (Prerefunded 6/1/2003)c               8,500,000             9,472,740
Connecticut Development Authority, Revenue:
  First Mortgage Gross:
    (Elim Park Baptist Home Inc. Project)
      9%, 12/1/2020 (Prerefunded 12/1/1999)c                3,565,000             3,785,139
    Refunding (Health Care Project,
    Church Homes Inc.):
      5.70%, 4/1/2012                                       1,240,000             1,254,917
      5.80%, 4/1/2021                                       3,000,000             3,043,440
    Refunding (Health Care Project, Elim Park
      Baptist Home) 5.375%, 12/1/2018                       2,300,000             2,254,874
  Life Care Facilities (Seabury Project):
    Refunding 8.75%, 9/1/2006                               1,625,000             1,841,856
    10%, 9/1/2021 (Prerefunded 9/1/2001)c                  11,175,000            12,966,911
  Pollution Control, Refunding (Light and Power)
    5.85%, 9/1/2028                                        10,150,000            10,257,692
  Water Facilities (Bridgeport Hydraulic)
    6.15%, 4/1/2035                                         2,750,000             2,988,948
Connecticut Health and Educational Facilities
Authority, Revenue:
  (Greenwich Academy)
    5.75%, 3/1/2026 (Insured; FSA)                          3,130,000             3,332,793
  (Greenwich Hospital)
    5.80%, 7/1/2026 (Insured; MBIA)                         9,365,000             9,998,636



-------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Connecticut (continued)
Connecticut Health and Educational Facilities
Authority, Revenue (continued):
  (Hartford University):
    6.75%, 7/1/2012                                         3,500,000             3,695,265
    6.80%, 7/1/2022                                         8,500,000             8,981,355
  (Johnson Evergreen Corp.) 8.50%, 7/1/2022                 4,500,000             4,838,085
  (Loomis Chaffee School Project)
    6%, 7/1/2025 (Insured; MBIA)                            1,000,000             1,087,350
  (Middlesex Hospital)
    6.25%, 7/1/2022 (Insured; MBIA)
    (Prerefunded 7/1/2002)c                                 3,500,000             3,833,900
  (New Britian General Hospital)
    6.125%, 7/1/2014 (Insured; AMBAC)                       1,000,000             1,098,060
  (New Britain Memorial Hospital)
    7.75%, 7/1/2022 (Prerefunded 7/1/2002)c                16,000,000            18,228,160
  (Norwalk Hospital) 6.25%, 7/1/2022
    (Insured; MBIA) (Prerefunded 7/1/2002)c                 3,860,000             4,228,244
  (Refunding-Quinnipiac College)
    6%, 7/1/2013 (Prerefunded 7/1/2003)c                    4,100,000             4,505,408
    6%, 7/1/2013                                            2,445,000             2,539,719
  (Refunding-Connecticut College)
    5.50%, 7/1/2027 (Insured; MBIA)                         2,500,000             2,619,850
  (Refunding-Hospital for Special Care)
    5.375%, 7/1/2017                                        4,430,000             4,346,583
  (Refunding-Nursing Home Program - 3030 Park
    Fairfield Health Center Project)
    6.25%, 11/1/2021                                        2,500,000             2,773,725
  (Sacred Heart University):
    6.50%, 7/1/2016 (Prerefunded 7/1/2006)c                 1,465,000             1,691,899
    6.125%, 7/1/2017 (Prerefunded 7/1/2007)c                1,000,000             1,138,290
    6.625%, 7/1/2026 (Prerefunded 7/1/2006)c                2,720,000             3,162,109
  (Trinity College) 5.875%, 7/1/2026
    (Insured; MBIA)                                         2,500,000             2,671,250
  (University of New Haven):
    6.625%, 7/1/2016                                        4,050,000             4,371,449
    6.70%, 7/1/2026                                         8,605,000             9,272,576
  (William W. Backus Hospital)
    5.75%, 7/1/2027 (Insured; AMBAC)                        2,500,000             2,655,025
  (Windham Community Memorial Hospital):
    5.75%, 7/1/2011                                         1,000,000             1,016,970
    6%, 7/1/2020                                            1,000,000             1,029,840

                                                                      The Fund 9


-------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                Amount ($)             Value ($)
-------------------------------------------------------------------------------------------
Connecticut (continued)
Connecticut Health and Educational Facilities
Authority, Revenue (continued):
  (Yale, New Haven Hospital) 5.70%, 7/1/2025
    (Insured; MBIA)                                         7,970,000             8,390,736
Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program):
    6.20%, 5/15/2012 (Insured; MBIA)                        1,000,000             1,074,250
    6.125%, 5/15/2018 (Insured; MBIA)                       1,655,000             1,772,886
    6.45%, 5/15/2022                                        6,000,000             6,390,300
    6.70%, 11/15/2022                                      15,985,000            17,028,341
    6.75%, 11/15/2023                                       5,010,000             5,446,922
    5.45%, 11/15/2029                                       5,805,000             5,910,941
    6%, Series G, 11/15/2027                                4,000,000             4,213,600
    6%, Subseries F-2, 11/15/2027                           4,975,000             5,240,665
    5.85%, Subseries B-2, 11/15/2028                                             10,435,088
    5.85%, Subseries C-2, 11/15/2028                        6,525,000             6,822,540
Eastern Connecticut Resource Recovery Authority,
  Solid Waste Revenue
    7.1051%, 1/1/2014a                                      5,000,000             5,040,150
  (Wheelabrator Lisbon Project):
    5.50%, 1/1/2014                                            50,000                50,274
    5.50%, 1/1/2020                                         9,380,000             9,320,812
Greenwich Housing Authority, MFHR
  (Greenwich Close) 6.25%, 9/1/2017                         4,840,000             4,987,668
New Haven 7.40%, 8/15/2011
  (Prerefunded 8/15/2001)c                                  1,500,000             1,654,110
Sprague, Environmental Improvement Revenue
  (International Paper Company Project)
  5.70%, 10/1/2021                                          1,350,000             1,374,881
Stamford 6.60%, 1/15/2010                                   2,750,000             3,281,465
U. S. Related--22.7%
Commonwealth of Puerto Rico
(Public Improvement):
  5.5%, 7/1/2012 (Insured; MBIA)                            1,000,000             1,094,830
  5.25%, 7/1/2013 (Insured; MBIA)                           6,000,000             6,424,980
  5.25%, 7/1/2014 (Insured; MBIA)                           1,000,000             1,070,920
  Zero Coupon, 7/1/2017 (Insured; MBIA)                     3,800,000             1,579,660
  6.80%, 7/1/2021 (Prerefunded 7/1/2002)c                   6,000,000             6,658,860
Puerto Rico Aqueduct and Sewer Authority,
  Revenue, Refunding
  6.25%, 7/1/2013 (Insured; MBIA)                           9,000,000            10,568,880

10



--------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                Amount ($)             Value ($)
--------------------------------------------------------------------------------------------
U. S. Related (continued)
Puerto Rico Electric Power Authority,
Power Revenue:
  5%, 7/1/2012 (Insured; MBIA)                                 50,000                51,839
  6.4986%, 7/1/2012a,b                                      2,000,000             2,150,680
  7%, 7/1/2021 (Prerefunded 7/1/2001)c                      5,775,000             6,303,644
Puerto Rico Highway and Transportation Authority,
  Highway Revenue:
    6.8364%, 7/1/2010a                                      3,200,000             3,568,000
    7.4986%, 7/1/2015a                                      3,990,000             4,721,128
    Refunding 5.50%, 7/1/2015 (Insured; MBIA)                  20,000                21,832
    Refunding 6.25%, 7/1/2015 (Insured, MBIA)               3,650,000             4,292,327
    6.625%, 7/1/2018 (Prerefunded 7/1/2002)c                5,000,000             5,523,050
    5.50%, 7/1/2026                                         3,500,000             3,638,950
    5.50%, 7/1/2036                                         5,000,000             5,306,300
Puerto Rico Industrial Development Company,
  General Purpose Revenue
    5.375%, 7/1/2016                                        4,250,000             4,343,203
Puerto Rico Industrial Tourist, Educational,
  Medical and Environmental Control Facilities
  Financing Authority, Industrial Revenue
  (Teachers Retirement System)
    5.50%, 7/1/2016                                         1,150,000             1,212,997
    5.50%, 7/1/2021                                         1,800,000             1,859,400
Puerto Rico Ports Authority, Special Facilities
  Revenue (American Airlines):
    6.30%, 6/1/2023                                         2,000,000             2,118,060
    6.25%, 6/1/2026                                         3,250,000             3,500,153
University of Puerto Rico, University Revenue
  5.50%, 6/1/2015 (Insured; MBIA)                           5,000,000             5,280,900
Virgin Islands Public Financing Authority,
  Revenue, Refunding Fund Loan Notes
    5.50%, 10/1/2014                                        3,000,000             3,106,709
Virgin Islands Water and Power Authority,
   Refunding (Electric Systems)
    5.30%, 7/1/2021                                         2,000,000             2,002,359
--------------------------------------------------------------------------------------------
Total Investments (cost $364,601,833)                          102.2%           389,560,218

Liabilities Less Cash and Receivables                           (2.2%)           (8,251,191)

Net Assets                                                     100.0%           381,309,027

                                                                     The Fund 11

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC   American Municipal Bond        MBIA    Municipal Bond Investors
          Assurance Corporation                  Assurance Insurance Corporation
FSA     Financial Security Assurance   MFHR    Multi-Family Housing Revenue

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch         or      Moody's       or         Standard & Poor's       Value (%)
--------------------------------------------------------------------------------
AAA                   Aaa                      AAA                          40.1
AA                    Aa                       AA                           25.7
A                     A                        A                             2.7
BBB                   Baa                      BBB                          20.6
BB                    Ba                       BB                            2.6
Not Rated d           Not Rated d              Not Rated d                   8.3
                                                                           100.0
[FN]
a Inverse floater security--the interest rate is subject to change periodically. b Securities exempt from registration under rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999 these securities amounted to $13,817,118 or 3.6% of net assets.
c Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Securities which, while not rated by Fitch, Moody's and Standard &Poor's have been determined by the Fund's Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

------------------------------------------------------------------------------------------------
                                                                         Cost          Value
------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments               364,601,833    389,560,218
Interest receivable                                                                    7,340,785
Receivable for shares of Beneficial Interest subscribed                                  322,718
Prepaid expenses                                                                          20,236
                                                                                     397,243,957
------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                            173,460
Due to Distributor                                                                       105,942
Cash overdraft due to Custodian                                                        5,425,587
Payable for investment securities purchased                                            9,413,976
Payable for shares of Beneficial Interest redeemed                                       733,056
Accrued expenses                                                                          82,909
                                                                                      15,934,930
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       381,309,027
------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                      355,274,429
Accumulated net realized gain (loss) on investments                                    1,076,213
Accumulated net unrealized appreciation (depreciation)
  of investments--Note 4                                                              24,958,385
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                       381,309,027
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                                          Class A       Class B       Class C
------------------------------------------------------------------------------------------------
Net Assets ($)                                        317,923,235    58,415,724     4,970,068
Shares Outstanding                                     25,921,924     4,765,436       405,821
------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                               12.26         12.26         12.25


[FN]
See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income
Interest Income                                                      22,176,199
Expenses:
Management fee--Note 3(a)                                             2,091,086
Shareholder servicing costs--Note 3(c)                                1,162,052
Distribution fees--Note 3(b)                                            335,387
Professional fees                                                        42,365
Custodian fees                                                           38,710
Prospectus and shareholders' reports                                     19,185
Registration fees                                                        16,859
Trustees' fees and expenses--Note 3(d)                                    4,602
Loan commitment fees--Note 2                                              1,352
Miscellaneous                                                            13,005
Total Expenses                                                        3,724,603
Investment Income--Net                                               18,451,596
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               4,383,270
Net unrealized appreciation (depreciation) on investments             1,477,323
Net Realized and Unrealized Gain (Loss) on Investments                5,860,593
Net Increase in Net Assets Resulting From Operations                 24,312,189

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------
                                                                    Year Ended April 30,
                                                                  ------------------------
                                                                    1999           1998
------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                          18,451,596     18,823,061
Net realized gain (loss) on investments                          4,383,270      3,176,373
Net unrealized appreciation (depreciation)
  on investments                                                 1,477,323     11,604,963
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                     24,312,189     33,604,397
------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                 (15,578,898)   (16,101,734)
Class B shares                                                  (2,715,809)    (2,649,172)
Class C shares                                                    (156,889)       (72,155)
Net realized gain on investments:
Class A shares                                                  (4,072,493)    (1,321,109)
Class B shares                                                    (834,380)      (244,976)
Class C shares                                                     (50,867)        (6,879)
Total Dividends                                                (23,409,336)   (20,396,025)
------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                                  43,274,085     21,594,769
Class B shares                                                  11,921,647      8,684,633
Class C shares                                                   2,477,619      1,511,235
Dividends reinvested:
Class A shares                                                  11,453,214      9,814,988
Class B shares                                                   2,410,797      1,966,785
Class C shares                                                     118,461         63,983
Cost of shares redeemed:
Class A shares                                                 (47,956,181)   (46,147,107)
Class B shares                                                 (15,340,812)    (7,966,201)
Class C shares                                                    (194,500)      (321,953)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                               8,164,330    (10,798,868)
Total Increase (Decrease) in Net Assets                          9,067,183      2,409,504
------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                            372,241,844    369,832,340
End of Period                                                  381,309,027    372,241,844

See notes to financial statements.

                                                                     The Fund 15


------------------------------------------------------------------------------------------
                                                                    Year Ended April 30,
                                                                  ------------------------
                                                                    1999           1998
------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                      3,505,138      1,763,416
Shares issued for dividends reinvested                             925,802        803,357
Shares redeemed                                                 (3,878,849)    (3,782,366)
Net Increase (Decrease) in Shares Outstanding                      552,091     (1,215,593)
------------------------------------------------------------------------------------------
Class B
Shares sold                                                        963,796        711,405
Shares issued for dividends reinvested                             194,981        161,021
Shares redeemed                                                 (1,244,687)      (653,330)
Net Increase (Decrease) in Shares Outstanding                      (85,910)       219,096
------------------------------------------------------------------------------------------
Class C
Shares sold                                                        200,538        123,431
Shares issued for dividends reinvested                               9,591          5,239
Shares redeemed                                                    (15,793)       (26,584)
Net Increase (Decrease) in Shares Outstanding                      194,336        102,086



[FN]
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


-----------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                          -----------------------------------------------
Class A Shares                               1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period        12.23     11.81    11.90     11.76    11.81
Investment Operations:
Investment income--net                        .61       .62      .64       .66      .67
Net realized and unrealized gain
  (loss) on investments                       .19       .47      .16       .14     (.05)
Total from investment operations              .80      1.09      .80       .80      .62
Distributions:
Dividends from investment
  income--net                                (.61)     (.62)    (.64)     (.66)    (.67)
Dividends from net realized gain
  on investments                             (.16)     (.05)    (.25)       --       --
Total Distributions                          (.77)     (.67)    (.89)     (.66)    (.67)
Net asset value, end of period              12.26     12.23    11.81     11.90    11.76
-----------------------------------------------------------------------------------------
Total Return (%)*                            6.70      9.44     6.84      6.85     5.47
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .89       .90      .93       .92      .89
Ratio of net investment income
  to average net assets                      4.94      5.12     5.32      5.45     5.77
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager                  --        --       --        --      .01
Portfolio Turnover Rate                     21.95     33.31    30.66     28.83    10.48
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     317,923   310,343  313,881   321,559  335,964

                                                                     The Fund 17

[FN]
* Exclusive of sales load.
See notes to financial statements.


-----------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                          -----------------------------------------------
Class B Shares                               1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------

Per Share Data ($)
Net asset value, beginning of period        12.23     11.80    11.89     11.76    11.80
Investment Operations:
Investment income--net                        .55       .56      .57       .60      .61
Net realized and unrealized gain
  (loss) on investments                       .19       .48      .16       .13     (.04)
Total from investment operations              .74      1.04      .73       .73      .57
Distributions:
Dividends from investment
  income--net                                (.55)     (.56)    (.57)     (.60)    (.61)
Dividends from net realized gain
  on investments                             (.16)     (.05)    (.25)       --       --
Total Distributions                          (.71)     (.61)    (.82)     (.60)    (.61)
Net asset value, end of period              12.26     12.23    11.80     11.89    11.76
-----------------------------------------------------------------------------------------
Total Return (%)*                            6.15      8.97     6.28      6.20     4.99
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.40      1.42     1.45      1.44     1.41
Ratio of net investment income
  to average net assets                      4.42      4.59     4.79      4.92     5.21
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager                  --        --       --        --      .01
Portfolio Turnover Rate                     21.95     33.31    30.66     28.83    10.48
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)      58,416    59,315   54,661    38,838   35,425
-----------------------------------------------------------------------------------------


[FN]
* Exclusive of sales load.
See notes to financial statements.


-----------------------------------------------------------------------------------------
                                                              Year Ended April 30,
                                                     ------------------------------------
Class C Shares                                         1999     1998      1997     1996a
-----------------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period                  12.22    11.79     11.89    11.84
Investment Operations:
Investment income--net                                  .52      .53       .54      .40
Net realized and unrealized gain (loss)
  on investments                                        .19      .48       .15      .05
Total from investment operations                        .71     1.01       .69      .45
Distributions:
Dividends from investment income--net                  (.52)    (.53)     (.54)    (.40)
Dividends from net realized gain on investments        (.16)    (.05)     (.25)      --
Total Distributions                                    (.68)    (.58)     (.79)    (.40)
Net asset value, end of period                        12.25    12.22     11.79    11.89
-----------------------------------------------------------------------------------------
Total Return (%)b                                      5.88     8.68      5.93     5.31c
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                1.65     1.68      1.70     1.64c
Ratio of net investment income
  to average net assets                                4.15     4.29      4.56     4.31c
Portfolio Turnover Rate                               21.95    33.31     30.66    28.83
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                 4,970    2,583     1,290    1,007
-----------------------------------------------------------------------------------------


[FN]
a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c Annualized.
See notes to financial statements.

                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $3,949 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the

                                                                     The Fund 21
ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,760 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $307,019 and $28,368, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $787,528, $153,509 and $9,456, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $124,367 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                     The Fund 23

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $103,439,711 and $82,165,228, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $24,958,385, consisting of $25,120,391 gross unrealized appreciation and $162,006 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

New York, New York
June 2, 1999
                                                                     The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes), and

-- the Fund hereby designates $.1534 per share as a long-term capital gain distribution of the $.1621 per share paid onDecember 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on form 1099-DIV which will be mailed by January 31, 2000.

NOTES

For More Information

                     Dreyfus Premier State
                     Municipal Bond Fund,
                     Connecticut Series

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation 064/623AR994

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


 EXHIBIT A:

                                    DREYFUS
                                 PREMIER STATE
   PERIOD    LEHMAN BROTHERS  MUNICIPAL BOND FUND,
                MUNICIPAL      CONNECTICUT SERIES
               BOND INDEX *     (CLASS A SHARES)

   4/30/89            10,000                9,551
   4/30/90            10,720               10,118
   4/30/91            11,952               11,241
   4/30/92            13,088               12,156
   4/30/93            14,744               13,812
   4/30/94            15,063               14,077
   4/30/95            16,065               14,847
   4/30/96            17,341               15,864
   4/30/97            18,492               16,949
   4/30/98            20,211               18,549
   4/30/99            21,615               19,791

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Florida Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             17     Financial Highlights

                             20     Notes to Financial Statements

                             25     Report of Independent Auditors

                             26     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------------------------------

                                    Back Cover

                Dreyfus Premier           The Fund
     State Municipal Bond Fund,
                 Florida Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Stephen Kris.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Florida Series.

Sincerely,
/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Stephen Kris, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Florida Series perform?

The Fund's Class A shares produced a total return of 5.00% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.79% for the average of the Lipper Florida Municipal Debt Funds category.2 The Fund produced a total return of 4.40% for Class B shares and 4.13% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, we attempt to add value by selecting the investment-grade tax-exempt bonds that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with shorter term holdings in bonds that we believe have the potential to provide both competitive income and capital appreciation.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years, which is consistent with our benchmark index.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to

                                                                      The Fund 3

U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October, just before the six-month reporting period began, to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because investors feared that greater economic growth might reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because the need to build new schools and infrastructure to accommodate a rapidly growing population, Florida and its municipalities have issued an ample supply of new bonds over the past year. That supply has been easily absorbed by investors seeking to minimize their income tax liabilities. This balance helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to close, we continued to search for the most attractive yields in Florida's municipal bond market. This search led us to bonds secured by Florida's general obligations as well as facilities that provide essential services such as water and sewer lines. Because these bonds offered higher yields than some of the pre-refunded bonds in the portfolio, we sold the pre-refunded bonds to make room. We also sold some of our holdings of zero-coupon bonds at the end of 1998 in order to realize price gains after interest rates fell.

As of April 30, the portfolio contained a well-diversified mix of securities. Utilities comprised the largest single industry concentration, followed by housing and health care, respectively. We also owned a number of "special tax" bonds that are backed by revenues generated by specific taxes on such items as gasoline and cigarettes.

In addition, we have continued to focus on high-quality bonds. Because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards, we see little reason to assume additional credit risk. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Florida residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $19,421
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Florida Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
* Source: Lehman Brothers.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Florida Series (the "Fund) on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.
The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

-------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99

                        Inception                               From
                          Date      1 Year   5 Years 10 Years Inception
-------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)(5/28/87)    0.26%    4.98%    6.86%     --
without sales charge    (5/28/87)    5.00%    5.95%    7.36%     --
Class B Shares
with redemption*        (1/15/93)    0.44%    5.10%     --      5.27%
without redemption      (1/15/93)    4.40%    5.42%     --      5.27%
Class C Shares
with redemption**       (8/15/95)    3.14%     --       --      4.68%
without redemption      (8/15/95)    4.13%     --       --      4.68%

[FN]
Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                      The Fund 7

STATEMENT OF INVESTMENTS
April 30, 1999


---------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments--97.0%                       Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
Florida--95.3%
Brevard County, IDR (Nui Corp. Project)
   6.40%, 10/1/2024 (Insured; AMBAC)                        1,000,000             1,113,570
Broward County Health Facilities Authority, Revenue,
  Refunding (Broward County Nursing Home)
  7.50%, 8/15/2020 (LOC; Allied Irish Bank)                 1,000,000             1,074,930
Broward County Housing Finance Authority, MFHR
  (Bridgewater Place Apartments) 5.40%, 10/1/2029           2,000,000             2,004,980
Charlotte County:
  Healthcare Facilities Revenue (Charlotte Community
    Mental Health Project) 9.25%, 7/1/2020                  1,575,000             1,661,972
  Utility Revenue, Refunding 5%, 10/1/2023
    (Insured; FGIC)                                         2,500,000             2,453,225
Clark County, IDR, Refunding (Nevada Power Co. Project)
  5.90%, 10/1/2030                                          2,500,000             2,562,650
Clay County Housing Finance Authority, SFMR
  8.20%, 6/1/2021 (Collateralized; GNMA)
  (Prerefunded 6/1/1999)a                                     395,000               408,438
Clearwater, Gas System Revenue
  5.30%, 9/1/2027 (Insured; MBIA)                           2,405,000             2,455,986
Dade County Health Facilities Authority, HR
  (South Shore Hospital and Medical Center)
  7.60%, 8/1/2024 (Insured; FHA)
  (Prerefunded 2/1/2000)a                                   1,960,000             2,059,313
Dade County Housing Finance Authority, SFMR
  6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)              4,500,000             4,808,070
Duval County Housing Finance Authority, SFMR:
  7.85%, 12/1/2022 (Collateralized; GNMA)                   2,010,000             2,086,681
  7.70%, 9/1/2024 (Collateralized; GNMA,
    Insured; FGIC)                                          1,000,000             1,049,260
Escambia County Housing Finance Authority, SFMR
  7.80%, 4/1/2022 (Collateralized; GNMA)                      655,000               683,545
Florida Board of Education:
  Capital Outlay (Public Education):
    4.75%, 6/1/2028                                         5,735,000             5,386,713
    Refunding:
      4.50%, 6/1/2019 (Insured; FSA)                        7,000,000             6,521,480
      4.50%, 6/1/2022 (Insured; FSA)                        3,700,000             3,393,603
  Lottery Revenue 4.50%, 7/1/2017 (Insured; FGIC)           2,110,000             1,990,911
Florida Department of General Services, Facilities
Management Revenue
  6.125%, 9/1/2023 (Insured; AMBAC)
    (Prerefunded 9/1/2004)a                                 1,000,000             1,116,640

8


---------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                   Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
Florida (continued)
Florida Department of Juvenile Justice (Juvenile
  Residential) 5.20%, 6/15/2019 (Insured; MBIA)             5,984,000             6,077,291
Florida, Housing Finance Agency:
  (Brittany Rosemont Apartments) 7%, 2/1/2035
    (Insured; AMBAC)                                        6,000,000             6,594,540
  Single Family Mortgage:
    6.65%, 7/1/2026 (Insured; MBIA)                         1,515,000             1,621,580
    Refunding 6.65%, 1/1/2024 (Collateralized: FNMA,
    GNMA)                                                   2,375,000             2,555,642
Hillsborough County, Utility Revenue, Refunding:
  6.625%, 8/1/2011                                          4,000,000             4,244,640
  7%, 8/1/2014                                              4,765,000             5,084,684
Hillsborough County Aviation Authority, Revenue,
  Refunding (Delta Airlines) 6.80%, 1/1/2024                2,500,000             2,689,350
Hillsborough County Industrial Development Authority,
  PCR, Refunding (Tampa Electric Co. Project)
  6.25%, 12/1/2034 (Insured; MBIA)                          1,000,000             1,106,640
Jacksonville, Sales Tax Revenue, Refunding
  (River City Renaissance Project)
  5.125%, 10/1/2018 (Insured; FGIC)                         2,500,000             2,519,475
Jacksonville Health Facilities Authority, HR, Refunding
  (St. Luke's Hospital) 7.125%, 11/15/2020                  6,700,000             7,268,696
Lee County Housing Finance Authority SFMR:
  6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                970,000             1,076,583
  (Multi-County Program) 7.45%, 9/1/2027
    (Collateralized: FNMA, GNMA)                            1,230,000             1,387,022
Martin County, Utilities Systems Revenue, Refunding:
  5.50%, 10/1/2012 (Insured; FGIC)                          1,065,000             1,160,701
  5.50%, 10/1/2013 (Insured; FGIC)                          1,485,000             1,620,580
Miami-Dade County Housing Finance Authority, MFMR
  (Villa Esperanza Apartments Project):
    5.25%, 10/1/2019                                          625,000               626,569
    5.35%, 10/1/2028                                        1,000,000             1,002,500
Miramar, Public Service Tax Revenue 6.15%, 10/1/2024
  (Insured; FGIC)                                           1,000,000             1,078,270
North Miami Health Facilities Authority, Health Facilities
  Revenue (Villa Maria Nursing Housing Project)
  7.50%, 9/1/2012                                           2,470,000             2,621,856
Orange County, Tourist Development Tax Revenue, Refunding
  4.75%, 10/1/2024 (Insured; AMBAC)                         9,160,000             8,674,520

                                                                                 The Fund 9


---------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                  Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
Florida (continued)
Orange County Health Facilities Authority, Health Facilities
  Revenue (Mental Health Services) 9.25%, 7/1/2020
  (Prerefunded 7/1/2000)a                                   3,635,000             3,938,850
Osceola County Industrial Development Authority,
  Revenue (Community Provider Pooled Loan Program)
  7.75%, 7/1/2017                                           5,235,000             5,615,637
Palm Beach County, Solid Waste Industrial Development
  Revenue: (Okeelanta Power LP Project)
    6.85%, 2/15/2021b                                       7,500,000             5,737,500
  (Osceola Power LP) 6.85%, 1/1/2014b                       5,800,000             4,379,000
Palm Beach County Housing Finance Authority
  Single Family Mortgage Purchase Revenue
  6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)              1,900,000             2,036,591
Pinellas County, PCR, Refunding (Florida Power Corp.)
  7.20%, 12/1/2014                                          3,000,000             3,249,510
Pinellas County Housing Finance Authority, SFMR:
  7.70%, 8/1/2022 (Collateralized; GNMA)                    1,805,000             1,890,864
  (Multi-County Program) 6.70%, 2/1/2028
    (Collateralized: FNMA, GNMA)                            4,040,000             4,330,880
Polk County Industrial Development Authority, IDR
  (IMC Fertilizer) 7.525% 1/1/2015                         10,000,000            10,570,900
St. Lucie, SWDR (Florida Power and Light Co. Project)
  7.15%, 2/1/2023                                           4,000,000             4,280,920
Seminole, Water Control District 6.75%, 8/1/2022            2,000,000             2,060,560
Seminole County, Sales Tax Revenue, Refunding
  4.625%, 10/1/2022 (Insured; MBIA)                         2,015,000             1,881,043
Tampa:
  Alleghany Health System Revenue (St. Joseph)
    6.50%, 12/1/2023 (Insured; MBIA, Prerefunded
    12/1/2004)a                                             1,000,000             1,142,470
  Utility Tax, Zero Coupon, 4/1/2017 (Insured; AMBAC)       2,110,000               857,272
Tampa Bay Water, Utility System Revenue, Refunding:
  5.125%, 10/1/2017 (Insured; FGIC)                         2,000,000             2,031,220
  4.75%, Series A, 10/1/2027 (Insured; FGIC)                5,875,000             5,538,539
  4.75%, Series B, 10/1/2027 (Insured; FGIC)                3,500,000             3,299,555
Tampa Sports Authority, Sales Tax Revenue
  (Tampa Bay Arena Project)
  5.75%, 10/1/2025 (Insured; MBIA)                          1,000,000             1,108,480
Tarpon Springs Health Facilities Authority, Hospital
  Revenue (Helen Ellis Memorial Hospital Project)
  7.625%, 5/1/2021                                          2,090,000             2,181,438



---------------------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                  Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
U.S. Related--1.7%
Puerto Rico Electric Power Authority, Power Revenue
  5%, 7/1/2028                                              3,000,000             2,925,600
Total Long-Term Municipal Investments
  (cost $167,191,517)                                                           170,899,935

                                                            Principal
Short-Term Municipal Investments--1.8%                       Amount ($)            Value ($)
---------------------------------------------------------------------------------------------
Florida--.7%
Pinellas County, Health Facilities Authority, Revenue,
  Refunding, VRDN (Pooled Hospital Loan Program) 4.25%
  (Insured; AMBAC)c                                         1,300,000             1,300,000
U.S. Related--1.1%
Puerto Rico Highway and Transportation Authority,
  Transportation Revenue, VRDN
  3.90% (Insured; AMBAC, SBPA; Bank of Nova Scotia)c        2,000,000             2,000,000
Total Short-Term Municipal Investments
  (cost $3,300,000)                                                               3,300,000

---------------------------------------------------------------------------------------------
Total Investments (cost $170,491,517)                           98.8%           174,199,935

Cash and Receivables (Net)                                       1.2%             2,072,624

Net Assets                                                     100.0%           176,272,559

                                                                                The Fund 11

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond          MFHR        Multi-Family Housing
            Assurance Corporation                        Revenue
FGIC      Financial Guaranty Insurance     MFMR        Multi-Family Mortgage
            Company                                      Revenue
FHA       Federal Housing Administration   PCR         Pollution Control Revenue
FNMA      Federal National Mortgage        SBPA        Standby Bond
            Association                                  Purchase Agreement
FSA       Financial Security Assurance     SFMR        Single Family Mortgage
GNMA      Government National Mortgage                   Revenue
            Association                    SWDR        Single Waste Disposal
HR        Hospital Revenue                               Revenue
IDR       Industrial Development Revenue   VRDN        Variable Rate Demand
LOC       Letter of Credit                               Notes
MBIA      Municipal Bond Investors
            Assurance Insurance
            Corporation

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch         or      Moody's        or        Standard & Poor's       Value (%)
--------------------------------------------------------------------------------
AAA                   Aaa                      AAA                      51.1
AA                    Aa                       AA                        9.7
A                     A                        A                         7.3
BBB                   Baa                      BBB                      16.1
BB                    Ba                       BB                        1.3
F-1+, F-1             MIG1, VMIG1 & P1         SP1, A1                   1.1
Not Rated d           Not Rated d              Not Rated d              13.4
                                                                       100.0

[FN]
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security -- interest payment in default.
c Securities payable on demand. Variable interest rate--subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999


------------------------------------------------------------------------------------------
                                                                     Cost           Value
------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments       170,491,517     174,199,935
Receivable for investment securities sold                                       2,931,875
Interest receivable                                                             2,730,081
Prepaid expenses                                                                   18,417
                                                                              179,880,308
------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                      84,448
Due to Distributor                                                                 47,877
Cash overdraft due to Custodian                                                   241,507
Payable for investment securities purchased                                     2,929,166
Payable for shares of Beneficial Interest redeemed                                231,639
Accrued expenses                                                                   73,112
                                                                                3,607,749
------------------------------------------------------------------------------------------
Net Assets ($)                                                                176,272,559
------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                               172,164,949
Accumulated net realized gain (loss) on investments                               399,192
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                        3,708,418
------------------------------------------------------------------------------------------
Net Assets ($)                                                                176,272,559


--------------------------------------------------------------------------------
Net Asset Value Per Share


                                                 Class A       Class B       Class C
------------------------------------------------------------------------------------------
Net Assets ($)                               149,184,688    26,693,403       394,468
Shares Outstanding                            10,633,382     1,903,491        28,119
------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                      14.03         14.02         14.03

See notes to financial statements.

                                                                         The Fund 13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income
Interest Income                                                      10,365,309
Expenses:
Management fee--Note 3(a)                                             1,046,222
Shareholder servicing costs--Note 3(c)                                  593,173
Distribution fees--Note 3(b)                                            158,403
Professional fees                                                        35,746
Custodian fees                                                           22,282
Registration fees                                                        20,901
Prospectus and shareholders' reports                                     14,148
Trustees' fees and expenses--Note 3(d)                                    2,572
Loan commitment fees--Note 2                                              1,010
Miscellaneous                                                            22,367
Total Expenses                                                        1,916,824
Investment Income--Net                                                8,448,485
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               2,468,854
Net unrealized appreciation (depreciation) on investments            (1,559,597)
Net Realized and Unrealized Gain (Loss) on Investments                  909,257
Net Increase in Net Assets Resulting from Operations                  9,357,742

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------
                                                            Year Ended April 30,
                                                   -----------------------------------
                                                         1999                  1998
--------------------------------------------------------------------------------------
Operations ($):
Investment income--net                              8,448,485            10,163,273
Net realized gain (loss) on investments             2,468,854             4,552,743
Net unrealized appreciation (depreciation)
  on investments                                   (1,559,597)              (30,630)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                         9,357,742            14,685,386
--------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                     (7,184,648)           (8,708,574)
Class B shares                                     (1,247,785)           (1,444,398)
Class C shares                                        (16,052)              (10,301)
Net realized gain on investments:
Class A shares                                     (2,111,066)           (1,961,831)
Class B shares                                       (426,489)             (369,040)
Class C shares                                         (6,465)               (4,375)
Total Dividends                                   (10,992,505)          (12,498,519)
--------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                      6,795,289             4,051,008
Class B shares                                      1,932,433             2,234,966
Class C shares                                        289,864               381,095
Dividends reinvested:
Class A shares                                      3,582,522             3,975,356
Class B shares                                        564,491               602,999
Class C shares                                          6,371                 5,299
Cost of shares redeemed:
Class A shares                                    (27,626,849)          (44,604,777)
Class B shares                                     (8,078,977)           (6,415,791)
Class C shares                                       (261,074)              (76,688)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                (22,795,930)          (39,846,533)
Total Increase (Decrease) in Net Assets           (24,430,693)          (37,659,666)
--------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                               200,703,252           238,362,918
End of Period                                     176,272,559           200,703,252

See notes to financial statements.

                                                                        The Fund 15


--------------------------------------------------------------------------------------
                                                           Year Ended April 30,
                                                  ------------------------------------
                                                        1999                   1998
--------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                          477,800                284,437
Shares issued for dividends reinvested               250,751                279,615
Shares redeemed                                   (1,932,468)            (3,129,753)
Net Increase (Decrease) in Shares Outstanding     (1,203,917)            (2,565,701)
--------------------------------------------------------------------------------------
Class B
Shares sold                                          134,751                157,058
Shares issued for dividends reinvested                39,521                 42,427
Shares redeemed                                     (567,781)              (450,109)
Net Increase (Decrease) in Shares Outstanding       (393,509)              (250,624)
--------------------------------------------------------------------------------------
Class C
Shares sold                                           20,218                 26,691
Shares issued for dividends reinvested                   446                    373
Shares redeemed                                      (18,353)                (5,372)
Net Increase (Decrease) in Shares Outstanding          2,311                 21,692


[FN]
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


-----------------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                       --------------------------------------------------
Class A Shares                              1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.17     14.06    14.48     14.51    14.43
Investment Operations:
Investment income--net                        .65       .66      .76       .79      .81
Net realized and unrealized gain (loss)
  on investments                              .05       .26     (.08)      .17      .12
Total from Investment Operations              .70       .92      .68       .96      .93
Distributions:
Dividends from investment income--net        (.65)     (.66)    (.76)     (.79)    (.81)
Dividends from net realized gain
  on investments                             (.19)     (.15)    (.34)     (.20)    (.04)
Total Distributions                          (.84)     (.81)   (1.10)     (.99)    (.85)
Net asset value, end of period              14.03     14.17    14.06     14.48    14.51
-----------------------------------------------------------------------------------------
Total Return (%)*                            5.00      6.73     4.74      6.63     6.71
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      .92        .91      .92       .91      .90
Ratio of net investment income
  to average net assets                     4.53       4.67     5.27      5.29     5.67
Decrease reflected in above expense ratios
  due to undertakings by the Manager          --         --       --        --      .01
Portfolio Turnover Rate                    88.48      91.18    71.68     54.37    50.62
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)    149,185    167,793  202,503   227,478  252,406

* Exclusive of sales load.
See notes to financial statements.

                                                                            The Fund 17



-----------------------------------------------------------------------------------------
                                                   Year Ended April 30,
                                      ---------------------------------------------------
Class B Shares                               1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.17     14.05    14.47     14.51    14.42
Investment Operations:
Investment income--net                        .57       .59      .69       .71      .73
Net realized and unrealized gain (loss)
  on investments                              .04       .27     (.08)      .16      .13
Total from Investment Operations              .61       .86      .61       .87      .86
Distributions:
Dividends from investment income--net        (.57)     (.59)    (.69)     (.71)    (.73)
Dividends from net realized gain
  on investments                             (.19)     (.15)    (.34)     (.20)    (.04)
Total Distributions                          (.76)     (.74)   (1.03)     (.91)    (.77)
Net asset value, end of period              14.02     14.17    14.05     14.47    14.51
-----------------------------------------------------------------------------------------
Total Return (%)*                            4.40      6.26     4.21      6.01     6.21
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.42      1.41     1.42      1.41     1.41
Ratio of net investment income
  to average net assets                      4.02      4.16     4.76      4.77     5.13
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --        --      .01
Portfolio Turnover Rate                     88.48     91.18    71.68     54.37    50.62
-----------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)      26,693    32,545   35,802    27,023   25,282


[FN]
* Exclusive of sales load.
See notes to financial statements.


--------------------------------------------------------------------------------------------
                                                             Year Ended April 30,
                                             -----------------------------------------------
Class C Shares                                         1999     1998      1997     1996a
--------------------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period                  14.17    14.05     14.47    14.65
Investment Operations:
Investment income--net                                  .53      .55       .65      .48
Net realized and unrealized gain (loss)
  on investments                                        .05      .27      (.08)     .02
Total from Investment Operations                        .58      .82       .57      .50
Distributions:
Dividends from investment income--net                  (.53)    (.55)     (.65)    (.48)
Dividends from net realized gain on investments        (.19)    (.15)     (.34)    (.20)
Total Distributions                                    (.72)    (.70)     (.99)    (.68)
Net asset value, end of period                        14.03    14.17     14.05    14.47
--------------------------------------------------------------------------------------------
Total Return (%)b                                      4.13     5.94      3.95     4.69c
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                1.75     1.71      1.97     1.99c
Ratio of net investment income
  to average net assets                                3.69     3.69      4.60     4.20c
Portfolio Turnover Rate                               88.48    91.18     71.68    54.37
--------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                   394      366        58       35

a From August 15, 1995 (commencement of initial offering) to April 30, 1996.
b Exclusive of sales load.
c Annualized.

See notes to financial statements.

                                                                                The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $16,931 during the period ended April 30, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

                                                                  The Fund 21

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,287 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $155,136 and $3,267, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $396,899, $77,568 and $1,089, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $77,876 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                 The Fund 23

NOTE 4--Securities Transactions::

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $159,666,936 and $184,698,954, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $3,708,418, consisting of $7,330,887 gross unrealized appreciation and $3,622,469 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                         Ernst & Young LLP

New York, New York
June 2, 1999

                                                                    The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

   --all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Florida residents, not subject to taxation by Florida), and

   --the Fund hereby designates $.1298 per share as a long-term capital gain distribution of the $.1942 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

NOTES

For More Information

                     Dreyfus Premier State
                     Municipal Bond Fund,
                     Florida Series

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  051/615AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


EXHIBIT A:

                               DREYFUS
                            PREMIER STATE
 PERIOD  LEHMAN BROTHERS MUNICIPAL BOND FUND,
            MUNICIPAL       FLORIDA SERIES
           BOND INDEX *    (CLASS A SHARES)

4/30/89           10,000               9,547
4/30/90           10,720              10,199
4/30/91           11,952              11,464
4/30/92           13,088              12,620
4/30/93           14,744              14,241
4/30/94           15,063              14,545
4/30/95           16,065              15,520
4/30/96           17,341              16,548
4/30/97           18,492              17,332
4/30/98           20,211              18,497
4/30/99           21,615              19,421

* Source: Lehman Brothers


Dreyfus Premier State
Municipal Bond Fund
Georgia Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

       Contents
       THE FUND
---------------
    2   Letter from the President
    3   Discussion of Fund Performance
    6   Fund Performance
    8   Statement of Investments
   11   Statement of Assets and Liabilities
   12   Statement of Operations
   13   Statement of Changes in Net Assets
   15   Financial Highlights
   18   Notes to Financial Statements
   23   Report of Independent Auditors
   24   Important Tax Information
        FOR MORE INFORMATION
----------------------------
        Back Cover

                                                       The Fund
           Dreyfus Premier
State Municipal Bond Fund,
            Georgia Series



Letter From The President
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Stephen Kris.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Georgia Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Stephen Kris, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Georgia Series perform?

The Fund's Class A shares produced a total return of 5.74% for the 12-month period ended April 30, 1999,1 compared to a total return of 5.86% for the average of the Lipper Georgia Municipal Debt Funds category.2 The Fund produced a total return of 5.29% for Class B shares and 4.59% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Georgia tax-exempt income from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest yields. Using a "bottom up" approach that focuses primarily on individual securities rather than economic trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the Fund's yield without sacrificing quality, we buy them and sell less attractive securities.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years, which is consistent with our benchmark index.
                                                                The Fund    3

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because investors feared that greater economic growth might reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions, Georgia and its municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in Georgia's municipal bond market. However, the scarcity of new bonds, has made such values difficult to find. Accordingly, the portfolio continues to contain bonds that it has held for years. Because these bonds were issued when interest rates were higher, these older bonds provide more income than newer issues. In addition, whenever possible, we have strived to take advantage of opportunities to purchase bonds selling at a discount to their face values. As of April 30, more than 10% of the portfolio was composed of discount bonds.

We have continued to focus on high-quality, insured bonds. Because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards, we see little reason to assume additional credit risk. Accordingly, we have focused on issuers that we believe are extremely creditworthy, including the state's general obligations as well as essential services bonds financing facilities for education, water and sewer projects and electricity generation. On the other hand, we have tended to avoid hospital bonds because of financial and government regulatory pressures in the health care industry. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Georgia residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund    5

FUND PERFORMANCE

                                       $15,739
                                       Lehman Brothers Municipal Bond Index*
              [CHART]
                                       $14,752
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Georgia Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Georgia Series (the "Fund") on 9/3/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. For comparative purposes, the value of the Index on 8/31/92 is used as the beginning value on 9/3/92. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Georgia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Georgia municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

-----------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                             Inception                            From
                               Date        1 Year     5 Years   Inception
-----------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)      (9/3/92)      0.99%      5.75%      6.01%
without sales charge          (9/3/92)      5.74%      6.73%      6.75%
Class B Shares
with redemption*             (1/15/93)      1.29%      5.90%      5.96%
without redemption           (1/15/93)      5.29%      6.22%      5.96%
Class C Shares
with redemption**            (8/15/95)      3.59%       --        5.66%
without redemption           (8/15/95)      4.59%       --        5.66%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                The Fund    7

STATEMENT OF INVESTMENTS
April 30, 1999

-----------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments--93.9%              Amount ($)     Value ($)
-----------------------------------------------------------------------------
Atlanta Urban Residential Finance Authority, MFHR
  (New Community) 5.50%, 11/20/2027
  (Collateralized; GNMA)                             1,325,000      1,351,354
Barrow County School District 5.60%, 2/1/2015
   (Insured; MBIA)                                   1,000,000      1,061,460
Brunswick & Glynn County Development Authority,
  Revenue, Refunding
  (Pacific Corp. Project) 5.55%, 3/1/2026            1,000,000        998,670
Carroll County Water Authority,
  Water and Sewer Revenue, Refunding
  4.75%, 7/1/2022 (Insured; AMBAC)                   1,000,000        950,720
Cherokee County, Water and Sewer Revenue,
  4.75%, 8/1/2028 (Insured; FGIC)                    1,000,000        941,960
Clayton County and Clayton County Water Authority,
  Water and Sewer Revenue, Refunding
  5.60%, 5/1/2013 (Insured; AMBAC)                   1,200,000      1,286,460
Colquitt County Hospital Authority, Refunding
  5.50%, 3/1/2016 (Insured; FSA)                     1,000,000      1,039,270
Columbia County, Water and Sewer Revenue,
  Refunding 5.40%, 6/1/2011
  (Insured; AMBAC)                                     750,000        801,015
Fayette County School District
  6.125%, 3/1/2015                                     500,000        550,455
Fulton County, Water and Sewer Revenue, Refunding:
  6.375%, 1/1/2014 (Insured; FGIC,
    Escrowed to Maturity)                              260,000        304,054
  6.375%, 1/1/2014 (Insured; FGIC)                      30,000         34,808
Gainesville, Water and Sewer Revenue,
  Refunding 6%, 11/15/2012 (Insured; FGIC)             300,000        341,814
Georgia:
  6.65%, 3/1/2009                                    1,000,000      1,187,240
  5.65%, 3/1/2012                                    1,000,000      1,105,480
Georgia Housing and Finance Authority, SFMR:
  7%, 12/1/2015 (Insured; FHA)                         620,000        622,691
  6.50%, 12/1/2017 (Insured; FHA)                    1,000,000      1,065,850
Georgia Municipal Gas Authority,
  Gas Revenue (Warner Robins Project)
  5.80%, 1/1/2015 (Insured; MBIA)                    1,000,000      1,077,730
Glynn-Brunswick Memorial Hospital Authority
  (Southeast Georgia Health)
  5.25%, 8/1/2013 (Insured; MBIA)                    1,000,000      1,038,150

8

-----------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)         Amount ($)     Value ($)
-----------------------------------------------------------------------------
Marietta Development Authority, Revenue,
  Refunding (First Mortgage-Life College)
  5.75%, 9/1/2014 (Insured; FSA)                       850,000        911,753
Marietta School 4.50%, 2/1/2019                      1,000,000        925,200
Meriwether County School District
  5.50%, 2/1/2016 (Insured; FSA)                     1,000,000      1,051,140
Metropolitan Atlanta Rapid Transportation Authority,
  Sales Tax Revenue, Refunding
  6.25%, 7/1/2020 (Insured; AMBAC)                     300,000        349,692
Private Colleges and Universities Authority, Revenue,
  Refunding (Spellman College Project)
  6.20%, 6/1/2014 (Insured; FGIC)                    1,000,000      1,107,130
Total Long-Term Municipal Investments
  (cost $18,968,941)                                               20,104,096
-----------------------------------------------------------------------------
Short-Term Municipal Investments--4.7%
-----------------------------------------------------------------------------
Heard County Development Authority, PCR, VRDN
  (Georgia Power Co., Plant Wansley)
  4.25% (a) (cost $1,000,000)                        1,000,000      1,000,000
-----------------------------------------------------------------------------
Total Investments (cost $19,968,941)                     98.6%     21,104,096
Cash and Receivables (Net)                                1.4%        303,434
Net Assets                                              100.0%     21,407,530


                                                                The Fund    9

-----------------------------------------------------------------------------
Summary of Abbreviations
AMBAC  American Municipal Bond               MBIA  Municipal Bond Investors Assurance
         Assurance Corporation                       Insurance Corporation
FGIC   Financial Guaranty Insurance Company  MFHR  Multi-Family Housing Revenue
FHA    Federal Housing Administration        PCR   Pollution Control Revenue
FSA    Financial Security Assurance          SFMR  Single Family Mortgage Revenue
GNMA   Government National Mortgage          VRDN  Variable Rate Demand Notes
         Association

-----------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch       or      Moody's      or      Standard & Poor's      Value (%)
-----------------------------------------------------------------------------
AAA                  Aaa                 AAA                     83.6
AA                   Aa                  AA                       7.0
BBB                  Baa                 BBB                      4.7
F1+, F-1             MIG1, VMIG1 & P1    SP1, A1                  4.7
                                                                100.0

a Security payable on demand. Variable interest rate subject to periodic change.
b At April 30, 1999, the fund had $5,738,561 (26.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from utility-water and sewer projects.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

-----------------------------------------------------------------------------
                                                             Cost       Value
-----------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments 19,968,941 21,104,096
Interest receivable                                                   354,610
Prepaid expenses                                                       14,626
                                                                   21,473,332
-----------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                          11,591
Due to Distributor                                                      9,982
Cash overdraft due to Custodian                                        44,229
                                                                       65,802
-----------------------------------------------------------------------------
Net Assets ($):                                                    21,407,530
-----------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    20,339,650
Accumulated net realized gain (loss) on investments                   (67,275)
Accumulated net unrealized appreciation (depreciation)
  of investments--Note 4                                            1,135,155
-----------------------------------------------------------------------------
Net Assets ($)                                                     21,407,530

------------------------------------------------------------------------------
Net Asset Value Per Share
                                           Class A         Class B     Class C
------------------------------------------------------------------------------
Net Assets ($)                           8,768,551      12,592,463      46,516
Shares Outstanding                         634,941        911,4 89       3,370
------------------------------------------------------------------------------
Net Asset Value Per Share ($)                13.81           13.82       13.80

See notes to financial statements.

                                                                The Fund    11

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------
Income:
Interest Income                                                     1,212,087
Expenses:
Management fee--Note 3(a)                                             126,319
Distribution fees--Note 3(b)                                           80,905
Shareholder servicing costs--Note 3(c)                                 70,422
Prospectus and shareholders' reports                                   10,181
Registration fees                                                       8,297
Professional fees                                                       4,657
Custodian fees                                                          1,741
Trustees' fees and expenses--Note 3(d)                                    316
Loan commitment fees--Note 2                                               85
Miscellaneous                                                           5,036
Total Expenses                                                        307,959
Investment Income--Net                                                904,128
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               544,900
Net unrealized appreciation (depreciation) on investments            (214,880)
Net Realized and Unrealized Gain (Loss) on Investments                330,020
Net Increase in Net Assets Resulting From Operations                1,234,148

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                               -------------------------------
                                                   1999             1998
------------------------------------------------------------------------------
Operations ($):
Investment income--net                             904,128          1,014,157
Net realized gain (loss) from investments          544,900             52,283
Net unrealized appreciation (depreciation)
  on investments                                  (214,880)           723,425
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      1,234,148          1,789,865
-----------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                    (290,432)          (307,129)
Class B shares                                    (612,746)          (705,439)
Class C shares                                        (950)            (1,589)
Total Dividends                                   (904,128)        (1,014,157)
-----------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                   3,073,890          1,034,483
Class B shares                                     630,199          1,001,862
Class C shares                                      35,401             14,318
Dividends reinvested:
Class A shares                                     186,394            210,772
Class B shares                                     298,894            349,972
Class C shares                                         409              1,014
Cost of shares redeemed:
Class A shares                                    (784,843)        (1,833,199)
Class B shares                                  (6,162,616)        (2,556,894)
Class C shares                                     (32,325)           (79,498)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions              (2,754,597)        (1,857,170)
Total Increase (Decrease) in Net Assets         (2,424,577)        (1,081,462)
-----------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                             23,832,107         24,913,569
End of Period                                   21,407,530         23,832,107

See notes to financial statements.

                                                                The Fund    13

------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                               -------------------------------
                                                   1999             1998
------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                      220,547             76,833
Shares issued for dividends reinvested            13,383             15,405
Shares redeemed                                  (56,295)          (134,087)
Net Increase (Decrease) in Shares Outstanding    177,635            (41,849)
-----------------------------------------------------------------------------
Class B
Shares sold                                       45,364             72,878
Shares issued for dividends reinvested            21,439             25,567
Shares redeemed                                 (443,237)          (187,669)
Net Increase (Decrease) in Shares Outstanding   (376,434)           (89,224)
-----------------------------------------------------------------------------
Class C
Shares sold                                        2,553              1,041
Shares issued for dividends reinvested                29                 74
Shares redeemed                                   (2,305)            (5,938)
Net Increase (Decrease) in Shares Outstanding        277             (4,823)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


-------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                         --------------------------------------
Class A Shares                            1999    1998    1997    1996    1995
-------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period     13.63   13.22   13.05   12.80   12.69
Investment Operations:
Investment income--net                     .60     .61     .62     .66     .73
Net realized and unrealized gain
  (loss) on investments                    .18     .41     .17     .25     .11
Total from investment operations           .78    1.02     .79     .91     .84
Distributions:
Dividends from investment
  income--net                             (.60)   (.61)   (.62)   (.66)   (.73)
Net asset value, end of period           13.81   13.63   13.22   13.05   12.80
-------------------------------------------------------------------------------
Total Return (%)*                         5.74    7.76    6.16    7.14    6.87
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    .99     .95     .98     .74     .25
Ratio of net investment income
  to average net assets                   4.27    4.44    4.71    5.00    5.80
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager              --      --      --      .21     .78
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09   34.04
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    8,769   6,232   6,598   8,346   8,985

*  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund    15

------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                         -------------------------------------
Class B Shares                            1999    1998    1997    1996    1995
------------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period     13.63   13.22   13.06   12.80   12.69
Investment Operations:
Investment income--net                     .53     .54     .56     .59     .66
Net realized and unrealized gain
  (loss) on investments                    .19     .41     .16     .26     .11
Total from investment operations           .72     .95     .72     .85     .77
Distributions:
Dividends from investment
  income--net                             (.53)   (.54)   (.56)   (.59)   (.66)
Net asset value, end of period           13.82   13.63   13.22   13.06   12.80
-------------------------------------------------------------------------------
Total Return (%)*                         5.29    7.24    5.55    6.69    6.33
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.49    1.44    1.47    1.24     .75
Ratio of net investment income
  to average net assets                   3.79    3.94    4.20    4.46    5.27
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager              --      --      --      .20     .80
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09   34.04
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)   12,592  17,558  18,211  20,106  19,249

*  Exclusive of sales load.
See notes to financial statements.

-------------------------------------------------------------------------
                                               Year Ended April 30,
                                         --------------------------------
Class C Shares                            1999    1998    1997    1996 a
-------------------------------------------------------------------------
Per Share Data ($)
Net asset value, beginning of period     13.62   13.22   13.05   12.85
Investment Operations:
Investment income--net                     .44     .47     .51     .38
Net realized and unrealized gain
  (loss) on investments                    .18     .40     .17     .20
Total from investment operations           .62     .87     .68     .58
Distributions:
Dividends from investment
  income--net                             (.44)   (.47)   (.51)   (.38)
Net asset value, end of period           13.80   13.62   13.22   13.05
--------------------------------------------------------------------------
Total Return (%) b                        4.59    6.61    5.30    6.28 c
--------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.99    1.91    1.80    1.98 c
Ratio of net investment income
  to average net assets                   3.28    3.48    3.87    3.73 c
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09
--------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)       47      42     105      88

a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

                                                                The Fund    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "Fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service
18

("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $357 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect
                                                                The Fund   19
the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $68,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, $51,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of re-demptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $80,687 and $218, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $17,002, $40,344 and $72, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $11,362 pursuant to the transfer agency agreement.
                                                                The Fund   21

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $15,480,260 and $19,204,133, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $1,135,155, consisting of $1,228,391 gross unrealized appreciation and $93,236 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Georgia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Georgia Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP

New York, New York
June 2, 1999
                                                                The Fund   23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Georgia residents, Georgia personal income taxes). As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on form 1099-DIV which will be mailed by January 31, 2000.

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Georgia Series

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation                  068AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

EXHIBIT A:

                                 DREYFUS
                              PREMIER STATE
PERIOD LEHMAN BROTHERS    MUNICIPAL BOND FUND,
          MUNICIPAL          GEORGIA SERIES
         BOND INDEX *       (CLASS A SHARES)

9/3/92          10,000                   9,549
4/30/93         10,736                  10,548
4/30/94         10,968                  10,650
4/30/95         11,698                  11,382
4/30/96         12,627                  12,195
4/30/97         13,465                  12,946
4/30/98         14,717                  13,951
4/30/99         15,739                  14,752

*Source: Lehman Brothers



Dreyfus Premier
State Municipal
Bond Fund
Maryland Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

           Contents
           THE FUND
-------------------
     2     Letter from the President
     3     Discussion of Fund Performance
     6     Fund Performance
     8     Statement of Investments
    13     Statement of Assets and Liabilities
    14     Statement of Operations
    15     Statement of Changes in Net Assets
    17     Financial Highlights
    20     Notes to Financial Statements
    25     Report of Independent Auditors
    26     Important Tax Information
           FOR MORE INFORMATION
-------------------------------
           Back Cover

                       Dreyfus Premier    The Fund
             State Municipal Bond Fund,
                       Maryland Series


LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Douglas Gaylor.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Maryland Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform?

The Fund's Class A shares produced a 5.76% total return over the 12-month period ended April 30, 1999,1 compared to a total return of 5.72% for the average of the Lipper Maryland Municipal Debt Funds category.2 The Fund produced a total return of 5.20% for Class B shares and 4.93% for Class C shares over the 12-month period ended April 30, 1999.1

We attribute the Fund's relative performance to its focus on high-quality municipal bonds issued by Maryland, its municipalities and authorities. Lower-rated issues have remained fairly expensive compared to insured securities. The Fund has continued to take advantage of this tight spread relationship by favoring high-rated securities, which are more liquid. This strategy should help give the Fund more flexibility to react to a weak market, which can experience liquidity restraints.

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Maryland tax-exempt income from a diversified portfolio of longer-term municipal bonds. We also seek to provide a competitive total return. To achieve these goals, we prefer to downplay interest rate trends and market forecasts in favor of rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income and price changes.

We try to allocate between one-half and three-quarters of the total portfolio to Maryland bonds that we expect to provide consistently high yields. We often find such opportunities in Original Issue Discount bonds in the 15- to 20-year maturity range, for example. We not only look for bonds that we expect to provide highly competitive

                                                                The Fund     3
yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them into the secondary market.

For the remainder of the portfolio, we look for bonds that we believe will offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our expectation is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Maryland and its municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

While we have continued to search for bonds with attractive structures in Maryland's municipal marketplace, the supply of bonds has been limited amid strong demand. When we have found securities that meet our criteria, they have tended to be bonds that were selling at a discount to their face values and that could not be redeemed by their issuers anytime soon. In addition, we have continued to focus on high-quality issuers whenever possible. Because the differences in yields between the highest-quality bonds and lower-quality bonds are narrow by historical standards, we currently see little reason to assume the added credit risk lower- rated bonds entail.

Over the longer term, we intend to remain vigilant in our efforts to identify tax-exempt Maryland bonds that we believe are most likely to deliver an attractive combination of income and total return. We expect our bond structure analyses to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999


[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Maryland residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2 Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $20,104
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Maryland Series

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Maryland Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Maryland municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Maryland municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

-----------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                         Inception                                    From
                              Date    1 Year  5 Years  10 Years  Inception
------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)  (5/28/87)    1.04%    6.17%    7.23%         --
without sales charge      (5/28/87)    5.76%    7.16%    7.73%         --
Class B Shares
with redemption*          (1/15/93)    1.24%    6.27%     --         6.08%
without redemption        (1/15/93)    5.20%    6.59%     --         6.08%
Class C Shares
with redemption**         (8/15/95)    3.94%     --       --         6.36%
without redemption        (8/15/95)    4.93%     --       --         6.36%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                The Fund     7

STATEMENT OF INVESTMENTS
April 30, 1999

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments--98.8%                  Amount ($)     Value ($)
--------------------------------------------------------------------------------
Maryland--92.9%
Anne Arundel County:
  General Improvement 4.50%, 8/1/2018                    870,000        817,069
  Water and Sewer:
    4.50%, 8/1/2018                                      515,000        483,667
    4.50%, 8/1/2019                                    1,495,000      1,397,676
    4.50%, 8/1/2020                                    1,455,000      1,355,827
Baltimore:
  7%, 10/15/2007 (Insured; MBIA)                       1,500,000      1,785,195
  7.15%, 10/15/2008                                    1,275,000      1,538,479
  (Tindeco Wharf Project) 6.60%, 12/20/2024
    (Collateralized; GNMA)                             4,250,000      4,534,112
  Port Facilities Revenue (Consolidated Coal Sales)
    6.50%, 12/1/2010                                   9,740,000     10,701,533
Baltimore City Housing Corp., MFHR, Refunding
  7.25%, 7/1/2023 (Collateralized; FNMA)               3,130,000      3,200,895
Baltimore County:
  Mortgage Revenue, Refunding:
    Zero coupon, 9/1/2024                              2,280,000        561,245
    (Burnam Woods) 5.20%, 9/1/2018 (Insured; FHA)      1,000,000      1,010,290
  Nursing Facility Mortgage Revenue
    (Eastpoint Rehabilitation & Nursing Centers):
      6.75%, 4/1/2015                                  1,000,000      1,000,590
      6.75%, 4/1/2028                                  1,500,000      1,475,550
  PCR, Refunding (Bethlehem Steel Corp. Project):
    7.50%, 6/1/2015                                    5,785,000      6,291,188
    7.55%, 6/1/2017                                    2,690,000      2,911,925
Frederick County, Retirement Community Revenue,
  (Buckinghams Choice, Inc. Facility):
    5.90%, 1/1/2017                                    1,000,000        996,650
    6%, 1/1/2024                                         750,000        752,655
Gaithersburg, Hospital Facilities Improvement Revenue,
  Refunding (Shady Grove)
  6.50%, 9/1/2012 (Insured; FSA)                      10,000,000     11,905,100
Howard County, COP 8.15%, 2/15/2020                      605,000        852,046
Maryland, COP (Aviation Administration Facilities
  Project):
    4.75%, 5/1/2017                                    1,650,000      1,604,262
    4.75%, 5/1/2018                                    1,730,000      1,670,142
Maryland Community Development Administration,
  Department of Housing and Community Development:
    Housing Revenue:
      5.65%, 7/1/2039                                  5,405,000      5,547,530
      5.75%, 7/1/2039 (Collateralized; GNMA)           1,220,000      1,261,663

8

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)     Value ($)
--------------------------------------------------------------------------------
Maryland (continued)
Maryland Community Development Administration,
  Department of Housing and Community
  Development (continued):
    Multi-Family Development (Auburn Manor Project)
      5.30%, 10/1/2028                                 1,000,000      1,012,780
    MFHR:
      6.50%, 5/15/2013                                 3,000,000      3,208,470
      7.30%, 5/15/2023                                 2,205,000      2,319,197
      6.85%, 5/15/2033                                 5,000,000      5,323,450
      6.70%, 5/15/2036 (Insured; FHA)                  7,710,000      8,369,822
    Single Family Program:
      6.95%, 4/1/2011                                  5,330,000      5,635,356
      7.70%, 4/1/2015                                  3,195,000      3,289,125
      6.55%, 4/1/2026                                  7,420,000      7,959,211
      6.75%, 4/1/2026                                  3,895,000      4,172,246
      Zero Coupon, 4/1/2029                           85,075,000      7,992,796
      7.45%, 4/1/2032                                  5,910,000      6,181,446
Maryland Economic Development Corp., Revenue:
  (Health and Mental Hygiene Providers Facilities
    Acquisition Program):
      8.375%, 3/1/2013                                 4,045,000      4,391,050
      8.75%, 3/1/2017                                  4,810,000      4,995,955
  Health Care Facility (Crescent Cities Project)
    5.40%, 12/20/2027                                  1,345,000      1,369,936
Maryland Health and Higher Educational Facilities
Authority, Revenue:
  (Calvert Memorial Hospital) 5%, 7/1/2028             2,000,000      1,916,980
  (Johns Hopkins Hospital):
    4.75%, 5/15/2033                                   7,100,000      6,640,630
    4.50%, 5/15/2035                                   2,395,000      2,117,922
  (Johns Hopkins Medicine - Howard County General
    Hospital Acquisition) 5%, 7/1/2029                 4,750,000      4,702,167
  (Refunding - Doctors Community Hospital)
    5.50%, 7/1/2024                                    9,890,000      9,781,507
  (Refunding - Helix Health Issue) 5%, 7/1/2027
    (Insured; AMBAC)                                   5,500,000      5,511,220
  (Refunding - Medlantic Helix Issue)
    4.75%, 8/15/2028 (Insured; FSA)                   34,835,000     32,963,315
  (Refunding - Howard County General Hospital)
    5.50%, 7/1/2025                                    2,105,000      2,221,154
  (Refunding - Roland Park Project) 7.75%, 7/1/2012    2,230,000      2,281,981
  (Refunding - Upper Chesapeake Hospitals):
    5.50%, 1/1/2020 (Insured; FSA)                     2,000,000      2,082,800
    5.375%, 1/1/2028 (Insured; FSA)                    1,500,000      1,543,185

                                                                The Fund     9

--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)     Value ($)
--------------------------------------------------------------------------------
Maryland (continued)
Maryland Health and Higher Educational Facilities
Authority, Revenue (continued):
  (Union Hospital of Cecil County) :
    6.70%, 7/1/2009                                    2,320,000      2,613,457
    4.75%, 7/1/2013                                    1,840,000      1,787,210
    5.10%, 7/1/2022                                    2,500,000      2,396,550
  (University of Maryland Medical Systems)
    7%, 7/1/2022 (Insured; FGIC)                       4,500,000      5,700,870
Maryland Industrial Development Financing Authority,
  EDR(Medical Waste Association) 8.75%, 11/15/2010       700,000        706,979
Maryland Local Government Insurance Trust,
  Capitalization Program, COP
  7.125%, 8/1/2009                                     3,250,000      3,449,485
Maryland Stadium Authority, Sports Facility LR:
  7.60%, 12/15/2019                                    5,250,000      5,485,148
  5.80%, 3/1/2026 (Insured; AMBAC)                     3,500,000      3,751,265
Montgomery County Housing Opportunities Commission,
  Revenue: Multi-Family Mortgage:
    7.05%, 7/1/2032                                    2,485,000      2,617,152
    7.375%, 7/1/2032                                   1,805,000      1,876,965
  Single Family Mortgage:
    7.375%, 7/1/2017                                   1,760,000      1,807,854
    6.625%, 7/1/2026                                   1,015,000      1,091,805
    Zero Coupon, 7/1/2028                             41,975,000      8,602,776
Northeast Waste Disposal Authority, Solid Waste
  Revenue (Montgomery County Resource
  Recovery Project):
    6%, 7/1/2008                                       2,690,000      2,961,556
    6.20%, 7/1/2010                                   13,130,000     14,111,730
    6.30%, 7/1/2016                                   14,205,000     15,174,917
Prince Georges County, Refunding:
  Consolidated Public Improvement
    6.75%, 7/1/2010                                    1,170,000      1,262,711
  Revenue (Dimensions Health Corp.)
    5.30%, 7/1/2024                                    6,500,000      6,067,945
Prince Georges County Housing Authority:
  Mortgage Revenue:
    (Langley Gardens Apartment Project)
      5.75%, 8/20/2029 (Collateralized; GNMA)          1,000,000      1,046,480
    (Refunding - New Keystone Apartment Project)
      6.80%, 7/1/2025 (Insured: FHA & MBIA)            4,300,000      4,561,741


--------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)            Amount ($)     Value ($)
--------------------------------------------------------------------------------
Maryland (continued)
Prince Georges County Housing Authority (continued):
  Mortgage Revenue (continued):
    (Refunding - Riverview Terrace) 6.70%, 6/20/2020
      (Collateralized; GNMA)                           2,000,000      2,167,620
    (Refunding - Stevenson Apartments Project)
      6.35%, 7/20/2020 (Collateralized; GNMA)          3,000,000      3,159,450
  SFMR:
    6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)     4,430,000      4,726,899
    5.75%, 8/1/2026 (Collateralized: FNMA & GNMA)      4,960,000      5,134,344
U. S. Related--5.9%
Guam Airport Authority, Revenue 6.70%, 10/1/2023      10,000,000     10,988,000
Puerto Rico Commonwealth Highway and
  Transportation Authority, Highway Revenue:
    5.40%, 7/1/2006 (Insured; FSA)                     4,000,000      4,227,920
    5.50%, 7/1/2026 (Insured; MBIA)                    1,000,000      1,044,950
Puerto Rico Electric Power Authority, Power Revenue:
  5.50%, 7/1/2025 (Insured; MBIA)                      3,000,000      3,106,740
Total Long-Term Municipal Investments
  (cost $309,454,836)                                               323,269,509


Short-Term Municipal Investments--.8%
--------------------------------------------------------------------------------
Maryland;
Northeast Waste Disposal Authority, RRR, Refunding,
  VRDN (Harford County Resource)
  3.75% (Insured; AMBAC)a
  (cost $2,600,000)                                    2,600,000      2,600,000
--------------------------------------------------------------------------------
Total Investments (cost $312,054,836)                      99.6%    325,869,509
Cash and Receivables (Net)                                   .4%      1,426,528
Net Assets                                                100.0%    327,296,037

                                                                The Fund     11

-------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond                MBIA  Municipal Bond
            Assurance Corporation                        Investors Assurance
COP       Certificate of Participation                   Insurance Corporation
EDR       Economic Development Revenue           MFHR  Multi-Family Housing
FGIC      Financial Guaranty Insurance Company           Revenue
FHA       Federal Housing Administration         PCR   Pollution Control Revenue
FNMA      Federal National Mortgage Association  RRR   Resources Recovery Revenue
FSA       Financial Security Assurance           SFMR    Single Family Mortgage
GNMA      Government National Mortgage                  Revenue
            Association                          VRDN  Variable Rate
LR        Lease Revenue                                  Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch      or      Moody's      or      Standard & Poor's      Value (%)
-------------------------------------------------------------------------------
AAA                Aaa                  AAA                    35.0
AA                 Aa                   AA                     32.6
A                  A                    A                      17.3
BBB                Baa                  BBB                     6.4
F1+ & F1           MIG1, VMIG1 & P1     SP1 & A1                 .8
Not Rated (b)      Not Rated (b)        Not Rated (b)           7.9
                                                              100.0

a Securities payable on demand. Variable interest rate--subject to periodic change.
b Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
c At April 30, 1999, the Fund had $112,846,020 (34.5% of net assets) and $98,144,841 (30.0% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care and housing projects, respectively.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

---------------------------------------------------------------------------------
                                                                Cost       Value
---------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  312,054,836  325,869,509
Interest receivable                                                     5,251,521
Receivable for shares of Beneficial Interest subscribed                   510,876
Prepaid expenses                                                           21,971
                                                                      331,653,877
---------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                             164,943
Due to Distributor                                                         93,621
Cash overdraft due to Custodian                                           392,920
Payable for investment securities purchased                             3,265,230
Payable for shares of Beneficial Interest redeemed                        386,925
Accrued expenses                                                           54,201
                                                                        4,357,840
---------------------------------------------------------------------------------
Net Assets ($)                                                        327,296,037
---------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                       310,887,219
Accumulated net realized gain (loss) on investments                     2,594,145
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                               13,814,673
Net Assets ($)                                                        327,296,037

Net Asset Value Per Share
--------------------------------------------------------------------------------
                                     Class A           Class B          Class C
--------------------------------------------------------------------------------
Net Assets ($)                   264,254,985        59,805,962        3,235,090
Shares Outstanding                20,419,270         4,620,741          249,782
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)          12.94             12.94            12.95

See notes to financial statements.

                                                                The Fund     13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------
Income:
Interest Income                                                    18,936,487
Expenses:
Management fee--Note 3(a)                                            1,774,160
Shareholder servicing costs--Note 3(c)                               1,005,551
Distribution fees--Note 3(b)                                           298,294
Professional fees                                                      42,874
Custodian fees                                                         30,144
Prospectus and shareholders' reports                                   17,638
Registration fees                                                      23,428
Trustees' fees and expenses--Note 3(d)                                   3,904
Loan commitment fees--Note 2                                             1,030
Miscellaneous                                                          15,860
Total Expenses                                                      3,212,883
Investment Income--Net                                              15,723,604
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                             4,875,643
Net unrealized appreciation (depreciation) on investments          (2,906,514)
Net Realized and Unrealized Gain (Loss) on Investments              1,969,129
Net Increase in Net Assets Resulting from Operations               17,692,733

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                                         Year Ended April 30,
                                                    ---------------------------
                                                       1999                1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                                  15,723,604     15,888,933
Net realized gain (loss) on investments                 4,875,643      4,073,024
Net unrealized appreciation (depreciation)
      on investments                                   (2,906,514)     8,042,789
Net Increase (Decrease) in Net Assets
      Resulting from Operations                        17,692,733     28,004,746
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                        (13,142,319)   (13,655,457)
Class B shares                                         (2,475,248)    (2,196,616)
Class C shares                                           (106,037)       (36,860)
Net realized gain on investments:
Class A shares                                         (3,920,985)    (3,083,888)
Class B shares                                           (858,010)      (552,806)
Class C shares                                            (41,411)        (9,259)
Total Dividends                                       (20,544,010)   (19,534,886)
-------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                         19,034,333      8,758,816
Class B shares                                         16,708,364      7,395,511
Class C shares                                          1,950,257      1,433,134
Dividends reinvested:
Class A shares                                         10,945,576     10,820,042
Class B shares                                          2,138,858      1,800,125
Class C shares                                             93,797         31,396
Cost of shares redeemed:
Class A shares                                        (26,068,594)   (30,922,294)
Class B shares                                         (8,588,073)    (5,603,825)
Class C shares                                           (385,542)       (54,184)
Increase (Decrease) in Net Assets from
      Beneficial Interest Transactions                 15,828,976     (6,341,279)
Total Increase (Decrease) in Net Assets                12,977,699      2,128,581
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                   314,318,338    312,189,757
End of Period                                         327,296,037    314,318,338

See notes to financial statements.

                                                                The Fund     15

---------------------------------------------------------------------------------
                                                         Year Ended April 30,
                                                    -----------------------------
                                                            1999            1998
---------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                            1,451,972         669,128
Shares issued for dividends reinvested                   834,341         825,979
Shares redeemed                                       (1,987,044)     (2,367,974)
Net Increase (Decrease) in Shares Outstanding            299,269        (872,867)
---------------------------------------------------------------------------------
Class B
Shares sold                                            1,273,167         564,406
Shares issued for dividends reinvested                   163,084         137,404
Shares redeemed                                         (657,332)       (428,097)
Net Increase (Decrease) in Shares Outstanding            778,919         273,713
---------------------------------------------------------------------------------
Class C
Shares sold                                              148,387         109,671
Shares issued for dividends reinvested                     7,148           2,391
Shares redeemed                                          (29,616)         (4,128)
Net Increase (Decrease) in Shares Outstanding            125,919         107,934

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


--------------------------------------------------------------------------------
                                                Year Ended April 30,
                                   ----------------------------------------------
Class A Shares                           1999      1998     1997     1996    1995
---------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     13.05    12.70    12.69    12.54   12.46
Investment Operations:
Investment income--net                      .65      .67      .68      .67     .70
Net realized and unrealized gain (loss)
    on investments                         .09      .50      .18      .23     .08
Total from Investment Operations           .74     1.17      .86      .90     .78
Distributions:
Dividends from investment income--net     (.65)    (.67)    (.68)    (.67)   (.70)
Dividends from net realized gain
    on investments                        (.20)    (.15)    (.17)    (.08)     --
Total Distributions                       (.85)    (.82)    (.85)    (.75)   (.70)
Net asset value, end of period           12.94    13.05    12.70    12.69   12.54
---------------------------------------------------------------------------------
Total Return (%)*                         5.76     9.40     6.91     7.24    6.52
---------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    .90      .90      .90      .90     .90
Ratio of net investment income
    to average net assets                 4.97     5.12     5.29     5.23    5.69
Decrease reflected in above expense
    ratios due to undertakings by
    the Manager                             --       --       --       --     .01
Portfolio Turnover Rate                  29.30    18.12    43.63    41.65   35.39
---------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)  264,255  262,560  266,658  283,878 301,834

*  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund     17


--------------------------------------------------------------------------------
                                                Year Ended April 30,
                                   ----------------------------------------------
Class B Shares                           1999      1998     1997     1996    1995
---------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period    13.05    12.70    12.69    12.54    12.46
Investment Operations:
Investment income--net                     .58      .60      .61      .61      .63
Net realized and unrealized gain (loss)
    on investments                        .09      .50      .18      .23      .08
Total from Investment Operations          .67     1.10      .79      .84      .71
Distributions:
Dividends from investment income--net     (.58)    (.60)    (.61)    (.61)    (.63)
Dividends from net realized gain
    on investments                       (.20)    (.15)    (.17)    (.08)     --
Total Distributions                      (.78)    (.75)    (.78)    (.69)    (.63)
Net asset value, end of period          12.94    13.05    12.70    12.69    12.54
---------------------------------------------------------------------------------
Total Return (%)*                        5.20     8.83     6.34     6.66     5.94
---------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets  1.42     1.42     1.43     1.43     1.44
Ratio of net investment income
    to average net assets                4.44     4.59     4.75     4.68     5.13
Decrease reflected in above expense
    ratios due to undertakings by
    the Manager                            --        --      --       --      .01
Portfolio Turnover Rate                 29.30    18.12    43.63    41.65    35.39
---------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)  59,806   50,141   45,329   41,179   35,090

*  Exclusive of sales load.
See notes to financial statements.


-------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                            -----------------------------------
Class C Shares                               1999      1998      1997      1996a
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        13.06     12.71     12.69     12.67
Investment Operations:
Investment income--net                        .55       .57       .58       .41
Net realized and unrealized gain (loss)
  on investments                              .09       .50       .19       .10
Total from Investment Operations              .64      1.07       .77       .51
Distributions:
Dividends from investment income--net        (.55)     (.57)     (.58)     (.41)
Dividends from net realized gain
  on investments                             (.20)     (.15)     (.17)     (.08)
Total Distributions                          (.75)     (.72)     (.75)     (.49)
Net asset value, end of period              12.95     13.06     12.71     12.69
--------------------------------------------------------------------------------
Total Return (%)b                            4.93      8.55      6.16      5.57c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.66      1.67      1.64      1.80c
Ratio of net investment income
  to average net assets                      4.15      4.29      4.47      4.59c
Portfolio Turnover Rate                     29.30     18.12     43.63     41.65
--------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)       3,235     1,618       202        27

a    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
b    Exclusive of sales load.
c    Annualized.
See notes to financial statements.

                                                                The Fund     19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Maryland Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $18,972 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
                                                                The Fund      21

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,888 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $279,128 and $19,166, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $660,483, $139,564 and $6,389, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $129,152 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
                                                                The Fund      23

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $104,202,066 and $92,563,258, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $13,814,673, consisting of $15,572,483 gross unrealized appreciation and $1,757,810 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

New York, New York
June 2, 1999
                                                                The Fund     25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

  -all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Maryland residents, Maryland personal income taxes), and

  -the Fund hereby designates $.0892 per share as a long-term capital gain distribution of the $.1956 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information

Dreyfus Premier
State Municipal Bond Fund
Maryland Series

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation   052/616AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


EXHIBIT A:

                                DREYFUS
                             PREMIER STATE
 PERIOD  LEHMAN BROTHERS  MUNICIPAL BOND FUND,
            MUNICIPAL       MARYLAND SERIES
          BOND INDEX *      (CLASS A SHARES)

4/30/89           10,000                9,552
4/30/90           10,720               10,191
4/30/91           11,952               11,437
4/30/92           13,088               12,545
4/30/93           14,744               14,042
4/30/94           15,063               14,229
4/30/95           16,065               15,157
4/30/96           17,341               16,254
4/30/97           18,492               17,376
4/30/98           20,211               19,009
4/30/99           21,615               20,104

*Source: Lehman Brothers


Dreyfus Premier State
Municipal Bond Fund
Massachusetts Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    The Fund

------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             15     Financial Highlights

                             18     Notes to Financial Statements

                             23     Report of Independent Auditors

                             24     Important Tax Information

                                    For More Information

------------------------------------------------------------------------------

                                    Back Cover

                                                      The Fund
                                    Dreyfus Premier
                          State Municipal Bond Fund,
                               Massachusetts Series


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall for 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

May 13, 1999

DISCUSSION OF FUND PERFORMANCE

William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Massachusetts Series perform?

The Fund's Class A shares produced a total return of 6.08% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.76% for the average of the Lipper Massachusetts Municipal Debt Funds category.2 The Fund produced a total return of 5.46% for Class B shares and 5.28% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Massachusetts tax-exempt income from a diversified portfolio of longer term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because Massachusetts issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the credit-worthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's

                                                                  The Fund  3
average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Massachusetts municipal bond funds.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Massachusetts and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in Massachusetts's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 7.4-year average duration was positioned at the long end of the neutral range, which we believed was appropriate in a low-issuance environment. We intend to remain vigilant in our efforts to identify tactical opportunities to change our average duration in anticipation of any supply-and-demand imbalances. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Massachusetts residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2 Source: Lipper Analytical Services, Inc.

                                                                    The Fund  5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal Bond Index*
           [CHART]
                                       $19,766
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Massachusetts Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

--------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99

                           Inception                                      From
                             Date       1 Year    5 Years   10 Years   Inception
--------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)   (5/28/87)     1.34%      5.73%      7.05%         --
without sales charge       (5/28/87)     6.08%      6.71%      7.54%         --

Class B Shares
with redemption*           (1/15/93)     1.48%      5.85%        --        5.85%
without redemption         (1/15/93)     5.46%      6.16%        --        5.85%

Class C Shares
with redemption**          (8/15/95)     4.28%       --          --        6.12%
without redemption         (8/15/95)     5.28%       --          --        6.12%

[FN]
Past performance is not predictive of future performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                  The Fund  7

STATEMENT OF INVESTMENTS
April 30, 1999


-------------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments--100.3%                          Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------
Massachusetts--84.1%

Boston Industrial Development Financing Authority,
  Sewer Facility Revenue
  (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015          2,500,000             2,675,150

Leominster 7.50%, 4/1/2009
  (Insured; MBIA, Prerefunded 4/1/2000)a                          1,275,000             1,348,580

Lynn Water and Sewer Commission, General Revenue
  7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000)a        1,000,000             1,076,580

Massachusetts Bay Transportation Authority:
  7.702%, 3/1/2021 (Insured; MBIA)b,c                             2,300,000             2,388,389
  7%, 3/1/2021                                                    1,000,000             1,243,670

Massachusetts Commonwealth:
  7%, 8/1/2012 (Prerefunded 8/1/2001)a                            1,850,000             2,019,571
  Special Obligation Revenue, Refunding 5.50%, 6/1/2013           5,000,000             5,438,150

Massachusetts Education Loan Authority,
Education Loan Revenue
  7.75%, 1/1/2008 (Insured; MBIA)                                   910,000               950,850

Massachusetts Health and Educational
Facilities Authority, Revenue:
  (Baystate Medical Center) 6%, 7/1/2026 (Insured; FSA)           2,000,000             2,157,880
  (Boston Universtiy) 6%, 5/15/2059                               2,500,000             2,728,475
  (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)          2,450,000             2,286,438
  (Medical Center of Central Massachusetts) 7.10%, 7/1/2021       1,000,000             1,089,910
  (Refunding-Boston College) 4.75%, 6/1/2031                      4,500,000             4,175,460
  (Refunding-Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)        2,050,000             2,166,174
  (Refunding-Partners Healthcare System) 5.125%, 7/1/2019         2,750,000             2,682,295
  (University Hospital) 7.25%, 7/1/2019
    (Insured; MBIA, Prerefunded 7/1/2000)a                        2,750,000             2,922,590
  (Vinfen Corporation) 5.30%, 11/15/2028                          1,670,000             1,634,579

Massachusetts Industrial Finance Agency, Revenue:
  (Babson College) 5.25%, 10/1/2027                               4,000,000             4,020,560
  (Provider Lease Program) 8.75%, 7/15/2009                         645,000               648,522
  (Water Treatment-American Hingham) 6.95%, 12/1/2035             3,000,000             3,290,250
  (Wentworth Institute Technology) 5.75%, 10/1/2028               1,650,000             1,688,065
  Health Care Facility (Health Foundation, Inc. Project)
    6.75%, 12/1/2027                                              1,000,000             1,062,770
  Package Facility (Avon Associates LLC)
    5.375%, 4/1/2020 (Insured; MBIA)                              2,950,000             2,999,147
  Resource Recovery, Refunding (Ogden Haverhill Project)
    5.60%, 12/1/2019                                              1,000,000             1,002,060

Massachusetts Port Authority, Revenue
  Special Project (Harborside Hyatt) 10%, 3/1/2026                3,000,000             3,276,660

Massachusetts Water Pollution Abatement Trust
  (Pool Loan Program) 5.40%, 2/1/2011                               175,000               185,955

-------------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continuted)                     Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------
Massachusetts (continued)

Massachusetts Water Resource Authority
  4%, 12/1/2018 (Insured; MBIA)                                   2,000,000             1,739,520

U.S. Related--16.2%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                  1,500,000             1,648,200

Puerto Rico Commonwealth, Refunding 6%, 7/1/2014                  1,000,000             1,067,050

Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue:
  6.936%, 7/1/2009b                                               1,000,000             1,113,750
  6.836%, 7/1/2010b                                               1,000,000             1,115,000
  5%, 7/1/2036                                                    2,000,000             1,984,820

Puerto Rico Public Buildings Authority,
  Guaranteed Government Facilities Revenue
  6.25%, 7/1/2015 (Insured; AMBAC)                                1,100,000             1,293,578

Virgin Islands Public Finance Authority, Revenue, Refunding
  7.25%, 10/1/2018 (Prerefunded 10/1/2002)                        2,750,000             3,115,475
Total Long-Term Municipal Investments (cost $66,610,858)                               70,236,123

-------------------------------------------------------------------------------------------------
                                                                  Principal
Short-Term Municipal Investments--2.4%                           Amount ($)             Value ($)
-------------------------------------------------------------------------------------------------
Massachusetts Health and Educational
Facilities Authority, Revenue, VRDN:
  (Capital Assets Program) 4.20%d                                   890,000               890,000
  (Wellesley College) 4.15%d                                        800,000               800,000
Total Short-Term Municipal Investments (cost $1,690,000)                                1,690,000
-------------------------------------------------------------------------------------------------
Total Investments (cost $68,300,858)                                  102.7%           71,926,123

Liabilities, Less Cash and Receivables                                 (2.7%)          (1,889,965)

Net Assets                                                            100.0%           70,036,158

                                                                                       The Fund 9


-------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC         American Municipal Bond          MBIA         Municipal Bond Investors
                Assurance Corporation                         Assurance Insurance
                                                              Corporation
FSA           Financial Security Assurance     VRDN         Variable Rate Demand Notes


-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or         Standard & Poor's   Value (%)

-------------------------------------------------------------------------------
AAA                       Aaa                  AAA                      35.8
AA                        Aa                   AA                       21.6
A                         A                    A                        15.9
BBB                       Baa                  BBB                      17.4
F-1+/F-1                  MIG1, VMIG1 & P1     SP1 & A1                  2.4
Not Ratede                Not Ratede           Not Ratede                6.9
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security--the interest rate is subject to change periodically. c Security exempt from registration under Rule 144A of the Securities Act of
  1933. This security may be resold in transactions exempt from registration, amounted to $2,388,389 or 3.4% of net assets.
d Securities payable on demand. Variable interest rate--subject to periodic change.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
f At April 30, 1999, 25.5% of the Fund's net assets are insured by
  MBIA.
g At April 30, 1999, the Fund had $17,931,126 (25.6% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

---------------------------------------------------------------------------------------------
                                                                         Cost          Value
---------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments             68,300,858     71,926,123
Interest receivable                                                                 1,095,163
Prepaid expenses                                                                       12,828
                                                                                   73,034,114
---------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                          34,265
Due to Distributor                                                                     17,434
Cash overdraft due to Custodian                                                       175,119
Payable for investment securities purchased                                         2,738,000
Payable for shares of Beneficial Interest redeemed                                     17,535
Accrued expenses                                                                       15,603
                                                                                    2,997,956
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                     70,036,158
---------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                    66,332,471
Accumulated net realized gain (loss) on investments                                    78,422
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                            3,625,265
---------------------------------------------------------------------------------------------
Net Assets ($)                                                                     70,036,158
---------------------------------------------------------------------------------------------



Net Asset Value Per Share

                                                Class A           Class B             Class C
---------------------------------------------------------------------------------------------
Net Assets ($)                               62,958,296         6,733,143             344,719
Shares Outstanding                            5,391,210           576,931              29,489
---------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                     11.68             11.67               11.69

See notes to financial statements.

                                                                                  The Fund 11

STATEMENT OF OPERATIONS
Year Ended April 30, 1999


---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Income
Interest Income                                                                    4,079,943
Expenses:
Management fee--Note 3(a)                                                            380,345
Shareholder servicing costs--Note 3(c)                                               215,220
Distribution fees--Note 3(b)                                                          35,881
Professional fees                                                                     11,682
Registration fees                                                                      9,970
Prospectus and shareholders' reports                                                   8,554
Custodian fees                                                                         7,887
Trustees' fees and expenses--Note 3(d)                                                   862
Loan commitment fees--Note 2                                                             398
Miscellaneous                                                                          6,644
Total Expenses                                                                       677,443
Investment Income--Net                                                             3,402,500
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                              569,381
Net unrealized appreciation (depreciation) on investments                            (43,907)
Net Realized and Unrealized Gain (Loss) on Investments                               525,474
Net Increase in Net Assets Resulting from Operations                               3,927,974

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------
                                                               Year Ended April 30,
                                                    -------------------------------------
                                                            1999                  1998
-----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                    3,402,500             3,608,186
Net realized gain (loss) on investments                     569,381               881,735
Net unrealized appreciation (depreciation)
  on investments                                            (43,907)            1,589,834
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                         3,927,974             6,079,755
-----------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                           (3,085,284)           (3,315,280)
Class B shares                                             (312,675)             (292,854)
Class C shares                                               (4,541)                  (52)
Net realized gain on investments:
Class A shares                                             (981,213)             (259,927)
Class B shares                                             (112,114)              (25,975)
Class C shares                                               (3,099)                   (5)
Total Dividends                                          (4,498,926)           (3,894,093)
-----------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                            7,581,389             2,030,256
Class B shares                                            1,829,019               734,207
Class C shares                                              341,132                    --
Dividends reinvested:
Class A shares                                            2,550,054             2,065,722
Class B shares                                              263,046               187,055
Class C shares                                                7,326                    26
Cost of shares redeemed:
Class A shares                                           (7,190,547)          (11,381,019)
Class B shares                                           (1,888,781)             (581,316)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                        3,492,638            (6,945,069)
Total Increase (Decrease) in Net Assets                   2,921,686            (4,759,407)
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                      67,114,472            71,873,879
End of Period                                            70,036,158            67,114,472

See notes to financial statements.


                                                                              The Fund 13

--------------------------------------------------------------------------------------
                                                               Year Ended April 30,
                                                    ----------------------------------
                                                            1999                1998
--------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                               632,649              173,993
Shares issued for dividends reinvested                    215,156              175,718
Shares redeemed                                          (607,023)            (970,437)
Net Increase (Decrease) in Shares Outstanding             240,782             (620,726)
--------------------------------------------------------------------------------------
Class B
Shares sold                                               154,844               62,301
Shares issued for dividends reinvested                     22,203               15,921
Shares redeemed                                          (160,697)             (49,787)
Net Increase (Decrease) in Shares Outstanding              16,350               28,435
--------------------------------------------------------------------------------------
Class C
Shares sold                                                28,770                   --
Shares issued for dividends reinvested                        621                    2
Net Increase (Decrease) in Shares Outstanding              29,391                    2

See notes to financial statements.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

---------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                         ----------------------------------------------
Class A Shares                               1999      1998     1997      1996     1995
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        11.75     11.40    11.50     11.53    11.64
Investment Operations:
Investment income--net                        .59       .61      .63       .66      .69
Net realized and unrealized gain (loss)
  on investments                              .11       .40      .17        --     (.06)
Total from Investment Operations              .70      1.01      .80       .66      .63
Distributions:
Dividends from investment income--net        (.59)     (.61)    (.63)     (.66)    (.69)
Dividends from net realized gain
  on investments                             (.18)     (.05)    (.27)     (.03)      --
Dividends in excess of net realized gain
  on investments                               --        --       --        --     (.05)
Total Distributions                          (.77)     (.66)    (.90)     (.69)    (.74)
Net asset value, end of period              11.68     11.75    11.40     11.50    11.53
---------------------------------------------------------------------------------------
Total Return (%)*                            6.08      9.04     7.08      5.69     5.72
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .93       .91      .92       .92      .94
Ratio of net investment income
  to average net assets                      4.97      5.23     5.46      5.57     6.04
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --        --      .01
Portfolio Turnover Rate                     47.11     48.69    24.45     34.86    13.62
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)      62,958    60,529   65,809    68,812   72,731

* Exclusive of sales load.
See notes to financial statements.

                                                                            The Fund 15


---------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                         ----------------------------------------------
Class B Shares                               1999      1998     1997      1996     1995
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        11.75     11.40    11.49     11.52    11.63
Investment Operations:
Investment income--net                        .53       .55      .57       .60      .63
Net realized and unrealized gain (loss)
  on investments                              .10       .40      .18        --     (.06)
Total from Investment Operations              .63       .95      .75       .60      .57
Distributions:
Dividends from investment income--net        (.53)     (.55)    (.57)     (.60)    (.63)
Dividends from net realized gain
  on investments                             (.18)     (.05)    (.27)     (.03)      --
Dividends in excess of net realized gain
  on investments                               --        --       --        --     (.05)
Total Distributions                          (.71)     (.60)    (.84)     (.63)    (.68)
Net asset value, end of period              11.67     11.75    11.40     11.49    11.52
---------------------------------------------------------------------------------------
Total Return (%)*                            5.46      8.49     6.63      5.15     5.15
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.43      1.42     1.43      1.43     1.45
Ratio of net investment income
  to average net assets                      4.46      4.71     4.94      5.03     5.47
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --        --      .01
Portfolio Turnover Rate                     47.11     48.69    24.45     34.86    13.62
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)       6,733     6,584    6,064     5,255    4,220

* Exclusive of sales load.
See notes to financial statements.


--------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                         ---------------------------------------------
Class C Shares                               1999        1998        1997         1996a
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period         11.76       11.41       11.48        11.59
Investment Operations:
Investment income--net                         .50         .52         .54          .40
Net realized and unrealized gain (loss)
  on investments                               .11         .40         .20         (.08)
Total from Investment Operations               .61         .92         .74          .32
Distributions:
Dividends from investment income--net         (.50)       (.52)       (.54)        (.40)
Dividends from net realized gain
  on investments                              (.18)       (.05)       (.27)        (.03)
Total Distributions                           (.68)       (.57)       (.81)        (.43)
Net asset value, end of period               11.69       11.76       11.41        11.48
---------------------------------------------------------------------------------------
Total Return (%)b                             5.28        8.22        6.55         3.76c
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       1.70        1.64        1.65         1.69c
Ratio of net investment income
  to average net assets                       4.06        4.51        4.64         4.72c
Portfolio Turnover Rate                      47.11       48.69       24.45        34.86
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)          345           1           1            1

a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c Annualized.
See notes to financial statements.

                                                                    The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non--diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $5,126 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

                                                                   The Fund 19

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,563 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $35,042 and $839, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $155,084, $17,520 and $280, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $28,610 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $37,256,368 and $31,491,872, respectively.

                                                                   The Fund 21

At April 30, 1999, accumulated net unrealized appreciation on investment was $3,625,265, consisting of $3,810,487 gross unrealized appreciation and $185,222 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

New York, New York
June 2, 1999

                                                                 The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

  -- the Fund hereby designates $.1225 per share as a long-term capital gain distribution of the $.1831 per share paid on December 8, 1998. In addition, 73.40% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                For More Information

                     Dreyfus Premier State
                     Municipal Bond Fund
                     Massachusetts Series

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or@
1-800-554-4611@

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  063/622AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES CLASS
A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


EXHIBIT A:

                                   DREYFUS
                                PREMIER STATE
PERIOD   LEHMAN BROTHERS     MUNICIPAL BOND FUND,
            MUNICIPAL        MASSACHUSETTS SERIES
           BOND INDEX *        (CLASS A SHARES)

4/30/89             10,000                  9,554
4/30/90             10,720                 10,078
4/30/91             11,952                 11,210
4/30/92             13,088                 12,367
4/30/93             14,744                 13,992
4/30/94             15,063                 14,282
4/30/95             16,065                 15,100
4/30/96             17,341                 15,959
4/30/97             18,492                 17,089
4/30/98             20,211                 18,634
4/30/99             21,615                 19,766

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Michigan Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND
-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             17     Financial Highlights

                             20     Notes to Financial Statements

                             25     Report of Independent Auditors

                             26     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                                       The Fund
                                                       Dreyfus Premier
                                            State Municipal Bond Fund,
                                                       Michigan Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Michigan Series.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE

William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Michigan Series perform?

The Fund's Class A shares produced a total return of 5.89% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.70% for the average of the Lipper Michigan Municipal Debt Funds category. 2 The Fund produced a total return of 5.29% for Class B shares and 5.08% for Class C shares over the 12-month period ended April 30, 1999. 1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Michigan tax-exempt income from a diversified portfolio of longer-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because Michigan issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to

                                                                      The Fund 3
maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Michigan municipal bond funds.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Michigan and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in Michigan's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 7.2-year average duration was positioned at the long end of the neutral range, which we believed was appropriate in a low-issuance environment. We intend to remain vigilant in our efforts to identify tactical opportunities to change our average duration in anticipation of any supply-and-demand imbalances. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Michigan residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $20,364
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Michigan Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
* Source: Lehman Brothers. Past performance is not predictive of future performance. The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Michigan Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Michigan municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

--------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                       Inception                               From
                         Date      1 Year   5 Years 10 Years Inception
--------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)(5/28/87)   1.10%    5.97%    7.37%     --
without sales charge    (5/28/87)   5.89%    6.95%    7.86%     --
Class B Shares
with redemption*        (1/15/93)   1.30%    6.08%     --      6.30%
without redemption      (1/15/93)   5.29%    6.39%     --      6.30%
Class C Shares
with redemption**       (8/15/95)   4.08%     --       --      6.23%
without redemption      (8/15/95)   5.08%     --       --      6.23%

[FN]
Past performance is not predictive of future performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                      The Fund 7

STATEMENT OF INVESTMENTS
April 30, 1999
--------------------------------------------------------------------------------
                                                     Principal
Long Term Municipal Investments--96.2%                Amount($)        Value ($)
--------------------------------------------------------------------------------
Anchor Bay School District, Refunding
  4.75%, 5/1/2026 (Insured; FGIC)                     2,250,000       2,114,820
Big Rapids Public School District, Refunding
  4.75%, 5/1/2025 (Insured; FSA).                     1,500,000       1,411,485
Brighton Area School District, Refunding:
  Zero Coupon, 5/1/2014 (Insured: AMBAC)              8,000,000       3,819,040
  Zero Coupon, 5/1/2020 (Insured: AMBAC)              5,000,000       1,690,650
Capital Region Airport Authority, Airport Revenue
  6.70%, 7/1/2021 (Insured; MBIA)                     2,500,000       2,730,050
Chippewa County Hospital Finance Authority,
  Revenue, Refunding 5.625%, 11/1/2014                1,625,000       1,631,516
Chippewa Valley Schools, Refunding
  7%, 5/1/2010 (Prerefunded 5/1/2001) a               1,275,000       1,379,066
Clarkston Community School 5.75%, 5/1/2016
  (Insured; FGIC) (Prerefunded 5/1/2005) a            1,340,000       1,474,228
Detroit:
  (Unlimited Tax) 6.35%, 4/1/2014                     2,995,000       3,249,575
  Water Supply Systems Revenue, Refunding
    9.272%, 7/1/2022 (Insured; FGIC) b                1,500,000       1,756,875
Detroit Downtown Development Authority,
  Tax Increment Revenue, Refunding
  (Development Area Number 1 Projects)
  4.75%, 7/1/2025 (Insured; MBIA).                    6,705,000       6,307,662
Detroit City School District, School Building and
  Site Improvement
  4.75%, 5/1/2028 (Insured; FGIC).                    4,250,000       3,986,330
Fowlerville Community Schools School District
  5.60%, 5/1/2016 (Insured; MBIA)
  (Prerefunded 5/1/2007) a                            2,995,000       3,280,693
Grand Rapids, Sanitary Sewer System Revenue,
  Refunding and Improvement
  4.75%, 1/1/2028 (Insured; FGIC)                     1,000,000         938,210
Grand Rapids Charter Township,
  Revenue (Porter Hills Obligation Group)
  5.45%, 7/1/2029                                     1,000,000         984,630
Grand Rapids Housing Finance Authority,
  Multi-Family Revenue, Refunding
  7.625%, 9/1/2023 (Collateralized; FNMA)             1,000,000       1,099,330
Grand Valley State University,
  College and University Revenue
  5.50%, 2/1/2018 (Insured; FGIC)                     2,570,000       2,755,888
Huron Valley School District, Refunding
  Zero Coupon, 5/1/2018 (Insured; FGIC)               6,370,000       2,405,949

--------------------------------------------------------------------------------
                                                     Principal
Long Term Municipal Investments (continued)          Amount($)        Value ($)
--------------------------------------------------------------------------------
Kalamazoo Hospital Finance Authority,
  Hospital Facilities Revenue, Refunding:
    (Borgess Medical Center) 6.25%,
     6/1/2014 (Insured; FGIC)                         2,000,000       2,331,020
    (Bronson Methodist Hospital)
      5.75%, 5/15/2016 (Insured; MBIA)                2,500,000       2,637,775
Kenowa Hills Public Schools
      5.875%, 5/1/2021 (Insured; MBIA)                3,360,000       3,582,331
Kent County, Airport Facilities Revenue
  (Kent County International Airport):
    5.90%, 1/1/2012                                   1,145,000       1,266,130
    5.90%, 1/1/2013                                   1,095,000       1,210,840
    6.10%, 1/1/2025                                   3,000,000       3,363,660
Lake Orion Community School District, Refunding
  5.80%, 5/1/2015 (Insured; AMBAC)                    2,085,000       2,227,760
Leslie Public School (Ingham and
  Jackson Counties School Building and Site)
  Refunding 6%, 5/1/2015 (Insured; AMBAC)
  (Prerefunded 5/1/2005) a                            1,000,000       1,113,400
Michigan Building Authority, Lease Revenue:
  6.75%, 10/1/2007 (Insured; AMBAC)                   1,600,000       1,746,448
  4.75%, 10/15/2021                                   3,300,000       3,119,127
Michigan Higher Education Student Loan Authority,
  Student Loan Revenue:
    6.875%, 10/1/2007 (Insured; AMBAC)                2,250,000       2,367,045
    7.55%, 10/1/2008 (Insured; MBIA)                  1,150,000       1,219,195
    6.125%, 9/1/2010                                  1,520,000       1,613,054
Michigan Hospital Finance Authority, HR:
  (Crittenton Hospital) 6.70%, 3/1/2007               2,250,000       2,454,120
  (Daughters of Charity National Health Systems--
  Providence Hospital)
    7%, 11/1/2021 (Prerefunded 11/1/2001) a           2,700,000       2,963,466
  Refunding:
    (Detroit Medical Center) 8.125%, 8/15/2012          220,000         224,710
    (Genesys Health Systems) 8.125%, 10/1/2021
      (Prerefunded 10/1/2005) a                       5,000,000       6,209,050
    (Middle Michigan Obligated Group) 6.625%, 6/1/2010
      (Prerefunded 6/1/2000) a                        2,000,000       2,068,580
    (Sisters of Mercy Health Corp.)
      6.25%, 2/15/2009 (Insured; FSA)                 1,065,000       1,146,259
Michigan Housing Development Authority:
  (Home Improvement Program) 7.65%, 12/1/2012         1,435,000       1,477,562
  Rental Housing Revenue:
    6.50%, 4/1/2006                                   2,000,000       2,149,160
    7.70%, 4/1/2023 (Insured; FSA)                    4,185,000       4,454,137

                                                                      The Fund 9

--------------------------------------------------------------------------------
                                                     Principal
Long Term Municipal Investments (continued)          Amount($)        Value ($)
--------------------------------------------------------------------------------
Michigan Housing Representatives, COP:
  Zero Coupon, 8/15/2022 (Insured; AMBAC)             7,325,000       2,177,869
  Zero Coupon, 8/15/2023 (Insured; AMBAC)             2,615,000         736,306
Michigan Municipal Bond Authority, Revenue
  (State Revolving Fund):
    6.50%, 10/1/2014 (Prerefunded 10/1/2004) a        2,500,000       2,850,600
    6.50%, 10/1/2017 (Prerefunded 10/1/2004) a        3,500,000       3,990,840
Michigan Strategic Fund, Limited Obligation Revenue:
  (Northeastern Community Mental Health Foundation)
    8.25%, 1/1/2009                                   1,270,000       1,297,572
  (NSF International Project) 5.75%, 8/1/2019
    (LOC; First of America Bank)                      3,000,000       3,136,140
  Refunding (Ledyard Association Ltd. Partnership
    Project)
    6.25%, 10/1/2011
    (Insured; ITT Lyndon Property Insurance Co.)      3,075,000       3,364,604
  SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021                                   3,000,000       3,220,230
Monroe County:
  PCR (Detroit Edison Project):
    7.50%, 12/1/2019 (Insured; AMBAC)                 4,650,000       4,891,521
    7.875%, 12/1/2019                                 2,720,000       2,850,533
    7.65%, 9/1/2020 (Insured; FGIC)                   2,250,000       2,403,383
    6.55%, 6/1/2024 (Insured; MBIA)                   1,700,000       1,869,422
  Water Supply Systems
    (Frenchtown Charter Township Water Treatment
    and Distribution Systems) 6.50%, 5/1/2013
    (Prerefunded 5/1/2000) a                          2,500,000       2,625,875
Monroe County Economic Development Corp., Ltd.
  Obligation Refunding, Revenue
  (Detroit Edison Co. Project) 6.95%, 9/1/2022
   (Insured; FGIC)                                    2,000,000       2,518,900
Northville, Special Assessment (Wayne County)
  7.875%, 1/1/2006                                    1,685,000       1,724,429
Northwestern Michigan College,
  Community College Improvement Revenue, Refunding
  7%, 7/1/2011                                        1,800,000       1,936,800
Oakland County Economic Development Corp., Ltd.
  Obligation Revenue
  (Pontiac Osteopathic Hospital Project)
  9.625%, 1/1/2020 (Prerefunded 1/1/2000) a           1,575,000       1,669,484
Plymouth-Canton Community School District
  4.75%, 5/1/2023 (Insured; FSA).                     3,000,000       2,837,730
Redford Unified School District, Refunding:
  5.25%, 5/1/2011 (Insured; AMBAC)                    1,990,000       2,111,111
  5.50%, 5/1/2015 (Insured; AMBAC)                    1,260,000       1,367,302

--------------------------------------------------------------------------------
                                                     Principal
Long Term Municipal Investments (continued)          Amount($)        Value ($)
--------------------------------------------------------------------------------
Romulus Community Schools, Refunding
  Zero Coupon 5/1/2020 (Insured; FGIC)                1,385,000         468,310
Romulus Economic Development Corp., Ltd.
  Obligation EDR
  Refunding (Romulus Hir Ltd. Partnership Project)
  7%, 11/1/2015 (Insured; ITT Lyndon Property
    Insurance Co.)                                    3,700,000       4,113,105
South Lyon Community Schools:
  4.75%, 5/1/2023 (Insured; FGIC)                     2,000,000       1,891,820
  (School Building) 6.375%, 5/1/2018
    (Prerefunded 5/1/2002) a                          1,500,000       1,640,595
Saint John's Public Schools, Refunding
  5.10%, 5/1/2025 (Insured; FGIC)                     1,790,000       1,804,177
Wayne Charter County, Airport Revenue:
  (Detroit Metropolitan Wayne County Airport)
    4.875%, 12/1/2023                                 4,080,000       3,927,122
  Special Facilities (Northwest Airlines Inc.)
     6.75%, 12/1/2015                                 5,730,000       6,217,680
Total Long-Term Municipal Investments
  (cost $152,175,976)                                               163,604,286
--------------------------------------------------------------------------------
Short-Term Municipal Investments--2.2%
Midland County Economic Development Corp.,
  Economic Development Limited
  Obligation Revenue, VRDN (Dow Chemical Co. Project):
    4.30% c                                           1,400,000       1,400,000
    4.35% c                                             900,000         900,000
Michigan Strategic Fund, Limited Obligation
  Revenue, VRDN
  4.25% (LOC; Barclays Bank PLC) c                    1,400,000       1,400,000
Total Short-Term Municipal Investments
  (cost $3,700,000)                                                   3,700,000
--------------------------------------------------------------------------------
Total Investments (cost $155,875,976)                     98.4%     167,304,286

Cash and Receivables (Net)                                  1.6%      2,674,806

Net Assets                                                100.0%    169,979,092

                                                                     The Fund 11

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC    American Municipal Bond          LOC     Letter of Credit
           Assurance Corporation          MBIA    Municipal Bond
COP      Certificate of Participation               Investors Assurance
EDR      Economic Development Revenue               Insurance Corporation
FGIC     Financial Guaranty               PCR     Pollution Control Revenue
           Insurance Company              SWDR    Solid Waste
FNMA     Federal National                           Disposal Revenue
           Mortgage Association           VRDN    Variable Rate
FSA      Financial Security Assurance               Demand Notes
HR       Hospital Revenue

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's        Value (%)
--------------------------------------------------------------------------------
AAA                       Aaa             AAA                           58.1
AA                        Aa              AA                            13.6
A                         A               A                             10.6
BBB                       Baa             BBB                            2.8
F1                        Mig1            SP1                            2.2
Not Rated (d)             Not Rated (d)   Not Rated (d)                 12.7
                                                                       100.0

[FN]
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security-the interest rate is subject to change periodically. c Securities payable on demand. Variable rate interest- subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statments.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999
--------------------------------------------------------------------------------
                                                            Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities
  --See Statement of Investments                     155,875,976    167,304,286
Interest receivable                                                   2,734,916
Receivable for investment securities sold                                98,586
Receivable for shares of Beneficial
   Interest subscribed                                                       30
Prepaid expenses                                                         20,027
                                                                    170,157,845
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                            76,680
Due to Distributor                                                       45,147
Cash overdraft due to Custodian                                           2,830
Payable for shares of Beneficial Interest redeemed                       12,305
Accrued expenses                                                         41,791
                                                                        178,753
--------------------------------------------------------------------------------
Net Assets ($)                                                      169,979,092
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     157,662,603
Accumulated net realized gain (loss) on investments                     888,179
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             11,428,310
--------------------------------------------------------------------------------
Net Assets ($)                                                      169,979,092
--------------------------------------------------------------------------------
Net Asset Value Per Share
                                         Class A        Class B        Class C
--------------------------------------------------------------------------------
Net Assets ($)                       145,763,855     22,338,052      1,877,185
Shares Outstanding                     9,363,817      1,435,277        120,569
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)              15.57          15.56          15.57

[FN]
See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999
--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income
Interest Income                                                      10,078,391
Expenses:
Management fee--Note 3(a)                                               943,868
Shareholder servicing costs--Note 3(c)                                  548,216
Distribution fees--Note 3(b)                                            123,209
Registration fees                                                        17,256
Custodian fees                                                           17,187
Professional fees                                                        15,402
Prospectus and shareholders' reports                                     14,426
Trustees' fees and expenses--Note 3(d)                                    2,112
Loan commitment fees--Note 2                                                832
Miscellaneous                                                            18,048
Total Expenses                                                        1,700,556
Investment Income (Net)                                               8,377,835
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               1,678,968
Net unrealized appreciation (depreciation) on investments              (357,792)
Net Realized and Unrealized Gain (Loss) on Investments                1,321,176
Net Increase in Net Assets Resulting From Operations                  9,699,011

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       Year Ended April 30
                                                --------------------------------
                                                    1999                  1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                         8,377,835             8,911,505
Net realized gain (loss) on investments        1,678,968             1,713,224
Net unrealized appreciation (depreciation)
  on investments                                (357,792)            3,824,470
Net Increase (Decrease) in Net Assets
  Resulting from Operations                    9,699,011            14,449,199
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                (7,320,520)           (7,955,561)
Class B shares                                  (996,364)             (937,724)
Class C shares                                   (60,951)              (18,220)
Net realized gain on investments:
Class A shares                                (1,532,800)              (75,069)
Class B shares                                  (242,336)               (9,870)
Class C shares                                   (19,667)                 (252)
Total Dividends                              (10,172,638)           (8,996,696)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                10,496,366              4,897,519
Class B shares                                 6,039,658              3,020,561
Class C shares                                 1,596,045                385,397
Dividends reinvested:
Class A shares                                 5,128,473              4,509,960
Class B shares                                   750,794                559,930
Class C shares                                    33,463                 10,205
Cost of shares redeemed:
Class A shares                               (18,726,345)           (20,589,778)
Class B shares                                (5,296,289)            (2,589,595)
Class C shares                                  (368,225)                (4,831)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions              (346,060)            (9,800,632)
Total Increase (Decrease) in Net Assets         (819,687)            (4,348,129)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                          170,798,779            175,146,908
End of Period                                169,979,092            170,798,779

[FN]
See notes to financial statements.

                                                                     The Fund 15

--------------------------------------------------------------------------------
                                                       Year Ended April 30
                                                   -----------------------------
                                                    1999                  1998
--------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                      668,141               313,349
Shares issued for dividends reinvested           324,921               288,987
Shares redeemed                               (1,188,891)           (1,320,623)
Net Increase (Decrease) in Shares Outstanding   (195,829)             (718,287)
--------------------------------------------------------------------------------
Class B
Shares sold                                      382,748               193,841
Shares issued for dividends reinvested            47,574                35,883
Shares redeemed                                 (336,686)             (165,925)
Net Increase (Decrease) in Shares Outstanding     93,636                63,799
--------------------------------------------------------------------------------
Class C
Shares sold                                       100,814               24,716
Shares issued for dividends reinvested              2,120                  651
Shares redeemed                                   (23,362)                (306)
Net Increase (Decrease) in Shares Outstanding      79,572               25,061

[FN]
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                           -----------------------------------------------
Class A Shares                               1999      1998     1997      1996      1995
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        15.61     15.14    15.15     15.14    15.27
Investment Operations:
Investment income--net                        .78       .80      .81       .83      .85
Net realized and unrealized gain (loss)
  on investments                              .12       .48      .21       .20      .11
Total from Investment Operations              .90      1.28     1.02      1.03      .96
Distributions:
Dividends from investment income--net        (.78)     (.80)    (.81)     (.83)    (.85)
Dividends from net realized gain
  on investments                             (.16)     (.01)    (.22)     (.19)    (.24)
Total Distributions                          (.94)     (.81)   (1.03)    (1.02)   (1.09)
Net asset value, end of period              15.57     15.61    15.14     15.15    15.14
------------------------------------------------------------------------------------------
Total Return (%)*                            5.89      8.55     6.89      6.81     6.65
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .92       .92      .91       .93      .92
Ratio of net investment income
  to average net assets                      4.96      5.12     5.34      5.35     5.66
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --        --      .01
Portfolio Turnover Rate                     36.17     41.46    22.32     56.88    48.30
------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     145,764   149,221  155,568   166,538  176,604

*  Exclusive of sales load.
See notes to financial statements.

                                                                     The Fund 17

------------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                           -----------------------------------------------
Class B Shares                               1999      1998     1997      1996     1995
------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        15.61     15.13    15.15     15.13    15.27
Investment Operations:
Investment income--net                        .70       .72      .74       .75      .77
Net realized and unrealized gain (loss)
  on investments                              .11       .49      .20       .21      .10
Total from Investment Operations              .81      1.21      .94       .96      .87
Distributions:
Dividends from investment income--net        (.70)     (.72)    (.74)     (.75)    (.77)
Dividends from net realized gain
  on investments                             (.16)     (.01)    (.22)     (.19)    (.24)
Total Distributions                          (.86)     (.73)    (.96)     (.94)   (1.01)
Net asset value, end of period              15.56     15.61    15.13     15.15    15.13
------------------------------------------------------------------------------------------
Total Return (%)*                            5.29      8.08     6.27      6.33     6.01
------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.42      1.42     1.42      1.44     1.44
Ratio of net investment income
  to average net assets                      4.44      4.61     4.82      4.82     5.10
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --        --      .01
Portfolio Turnover Rate                     36.17     41.46    22.32     56.88    48.30
------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)      22,338    20,938   19,338    19,031   16,471

*  Exclusive of sales load.
See notes to financial statements.

--------------------------------------------------------------------------------
                                                   Year Ended April 30,
                                        ----------------------------------------
Class C Shares                            1999       1998       1997      1996 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     15.61      15.14      15.16     15.18
Investment Operations:
Investment income--net                     .66        .67        .69       .50
Net realized and unrealized gain (loss)
  on investments                           .12        .48        .20       .17
Total from Investment Operations           .78       1.15        .89       .67
Distributions:
Dividends from investment income--net     (.66)      (.67)      (.69)     (.50)
Dividends from net realized gain
  on investments                          (.16)      (.01)      (.22)     (.19)
Total Distributions                       (.82)      (.68)      (.91)     (.69)
Net asset value, end of period           15.57      15.61      15.14     15.16
--------------------------------------------------------------------------------
Total Return (%)b                         5.08       7.70       5.94      6.12 c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.67       1.69       1.72      1.70 c
Ratio of net investment income
  to average net assets                   4.16       4.26       4.47      4.47 c
Portfolio Turnover Rate                  36.17      41.46      22.32     56.88
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    1,877        640        241       133


[FN]
a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c Annualized.
See notes to financial statements.


                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Michigan Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $10,722 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

                                                                     The Fund 21

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,236 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $112,209 and $11,000, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $369,259, $56,105 and $3,667, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $87,511 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $60,585,252 and $66,528,746 respectively.


                                                                     The Fund 23

At April 30, 1999, accumulated net unrealized appreciation on investments was $11,428,310, consisting of $11,746,894 gross unrealized appreciation and $318,584 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                            Ernst & Young LLP

New York, New York
June 2, 1999


                                                                     The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Michigan residents, Michigan personal income taxes), and

   --the Fund hereby designates $.1019 per share as a long-term capital gain distribution of the $.1646 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

NOTES

FOR MORE INFORMATION

Dreyfus Premier State
Municipal Bond Fund, Michigan Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation 053/693AR994




COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

EXHIBIT A:
                                   DREYFUS
                                PREMIER STATE
           LEHMAN BROTHERS   MUNICIPAL BOND FUND,
  PERIOD      MUNICIPAL        MICHIGAN SERIES
            BOND INDEX *       (CLASS A SHARES)

 4/30/89            10,000                  9,553
 4/30/90            10,720                 10,087
 4/30/91            11,952                 11,258
 4/30/92            13,088                 12,396
 4/30/93            14,744                 14,038
 4/30/94            15,063                 14,551
 4/30/95            16,065                 15,518
 4/30/96            17,341                 16,575
 4/30/97            18,492                 17,716
 4/30/98            20,211                 19,231
 4/30/99            21,615                 20,364

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Minnesota Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Fund Performance
   8  Statement of Investments
  13  Statement of Assets and Liabilities
  14  Statement of Operations
  15  Statement of Changes in Net Assets
  17  Financial Highlights
  20  Notes to Financial Statements
  25  Report of Independent Auditors
  26  Important Tax Information
      FOR MORE INFORMATION
----------------------
      Back Cover

           Dreyfus Premier                    The Fund
State Municipal Bond Fund,
          Minnesota Series

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, youll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Minnesota Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Minnesota Series perform?

The Fund's Class A shares produced a total return of 5.41% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.76% for the average of the Lipper Minnesota Municipal Debt Funds category.2 The Fund produced a total return of 4.86% for Class B shares and 4.53% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Minnesota tax-exempt income from a diversified portfolio of longer-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because Minnesota issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other

                                                                The Fund     3
times, we try to maintain a neutral average duration consistent with other Minnesota municipal bond funds.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Minnesota and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Funds current strategy?

At the close of the period, we continued to search for the most attractive values in Minnesota's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 7.1-year average duration was positioned at the neutral range, which we believed was appropriate in a low-issuance environment. We intend to remain vigilant in our efforts to identify tactical opportunities to change our average duration in anticipation of any supply-and-demand imbalances. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Minnesota residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $19,467
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Minnesota Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Minnesota municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Minnesota municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

-------------------------------------------------------------------------------
 Average Annual Total Returns as of 4/30/99
                          Inception                                     From
                             Date    1 Year    5 Years    10 Years    Inception
-------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)   (5/28/87)  0.67%      5.46%       6.89%           --
without sales charge       (5/28/87)  5.41%      6.43%       7.38%           --
Class B Shares
with redemption*           (1/15/93)  0.86%      5.57%         --         5.68%
without redemption         (1/15/93)  4.86%      5.89%         --         5.68%
Class C Shares
with redemption**          (8/15/95)  3.53%        --          --         5.39%
without redemption         (8/15/95)  4.53%        --          --         5.39%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                   The Fund    7

STATEMENT OF INVESTMENTS
April 30, 1999

-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments--101.5%                   Amount ($)   Value ($)
-------------------------------------------------------------------------------
Anoka County:
  RRR (Northern States Power Co.):
    4.50%, 12/1/2007a                                      1,500,000   1,487,250
    7.15%, 12/1/2008                                       1,150,000   1,190,135
  SWDR (United Power Association Project)
    6.95%, 12/1/2008 (Guaranteed; National Rural
    Utilities Cooperative Finance Corp.)                   3,825,000   4,024,550
Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)               1,425,000   1,520,375
Burnsville, MFHR Refunding (Conventry Court
  Apartments) 7.50%, 9/1/2027 (Insured; FHA)               2,250,000   2,318,670
Dakota County Housing and Redevelopment Authority,
  South-Saint Paul Revenue, Refunding
  (Single Family-GNMA Program) 8.10%, 9/1/2012                65,000      67,057
Eagan, MFHR Refunding (Forest Ridge Apartments)
  7.50%, 9/1/2017 (Insured; FHA)                           1,000,000   1,026,840
Eden Prairie, MFHR, Refunding:
  (Eden Investments Project) 7.40%, 8/1/2025
  (Insured; FHA)                                             500,000     521,190
  (Welsh Parkway Apartments) 8%, 7/1/2026
  (Insured; FHA)                                           2,770,000   2,933,402
Edina, Housing Development Revenue, Refunding
  (Edina Park Plaza Project)
  7.70%, 12/1/2028 (Insured; FHA)                          2,500,000   2,576,025
Grand Rapids Housing and Redevelopment Authority,
  Revenue, Refunding
  (Governmental Housing-Lakeshore Project)
  5.30%, 10/1/2029                                         1,000,000   1,001,650
Harmony, MFHR, Refunding (Zedakah Foundation
  Project) 5.95%, 9/1/2020                                 1,235,000   1,284,190
Hastings, Health Care Facility Revenue (Regina Medical
  Center) 5.30%, 9/15/2028 (Insured; ACA)                  2,000,000   1,960,480
Hibbing Economic Development Authority,
  Housing Development Revenue,
  Refunding 4.70%, 10/1/2028 (Insured; MBIA)                 715,000     681,052
Hubbard County, SWDR (Potlatch Corp. Project)
  7.375%, 8/1/2013                                         1,000,000   1,026,660
Inver Grove Heights Independent School District
  Number 199 5.75%, 2/1/2017                               2,225,000   2,365,932
Mahtomedi Independent School District Number 832
  Zero Coupon, 2/1/2017 (Insured; MBIA)                    1,275,000     526,919
Minneapolis:
  Zero Coupon, 12/1/2014                                   1,825,000     863,426

-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------

Minneapolis (continued):
Health Care Facilities Revenue (Shelter Care Foundation):
  6%, 4/1/2010a                                           1,000,000   1,002,320
  6.50%, 4/1/2029a                                        1,000,000   1,000,750
  Home Ownership Program 7.10%, 6/1/2021                    520,000     546,915
  HR (Lifespan Inc.-Minneapolis Childrens Medical Center
    Project) 7%, 12/1/2020 (Prerefunded 6/1/2001)b        5,650,000   6,139,177
  MFHR, Refunding (Churchill Apartments Project)
    7.05%, 10/1/2022 (Insured; FSA)                       4,000,000   4,278,000
  MFMR (Seward Towers Project) 7.375%, 12/20/2030
    (Collateralized; GNMA)                                2,350,000   2,456,408
Minneapolis Community Development Agency, Ltd. Tax
  Support Development Revenue:
    8%, 12/1/2009                                           300,000     310,767
    7.75%, 12/1/2019                                      2,705,000   2,895,513
    7.40%, 12/1/2021                                      2,000,000   2,185,780
Minneapolis-Saint Paul Housing and Redevelopment
  Authority, Health Care Systems Revenue:
    8%, 8/15/2014 (Prerefunded 8/15/2000)b                3,000,000   3,226,890
    (Group Health Plan Inc., Project) 6.75%, 12/1/2013    2,750,000   2,940,878
Minneapolis-Saint Paul Housing Finance Board, SFMR:
  8.875%, 11/1/2018 (Collateralized; GNMA)                   70,000      71,561
  8.30%, 8/1/2021 (Collateralized; GNMA)                    235,000     240,238
  7.30%, 8/1/2031 (Collateralized; GNMA)                  4,895,000   5,132,359
Minneapolis-Saint Paul Metropolitan Airports
  Commission, Airport Revenue 5%, 1/1/2019                8,000,000   7,984,560
Minneapolis Special School District Number 001, COP:
  5.375%, 2/1/2014 (Insured; MBIA)                        1,000,000   1,044,350
  5.90%, 2/1/2017 (Insured; MBIA)                         4,400,000   4,698,188
  5.65%, 2/1/2018 (Insured; MBIA)                         1,300,000   1,367,717
State of Minnesota (Duluth Airport) 6.25%, 8/1/2014       2,500,000   2,739,500
Minnesota Agricultural and Economic Development
  Board: Health Care Revenue (Benedictine Health)
  5%, 2/15/2023 (Insured; MBIA)a                          2,750,000   2,706,550
  Minnesota Small Business Development Loan
  Revenue 8.125%, 8/1/2009                                  500,000     502,885
Minnesota Higher Education Facilities Authority:
  Adjustable Demand Revenue (Bethel College and Seminary)
    5.10%, 4/1/2019 (LOC; Allied Irish Bank PLC)          4,100,000   4,087,126
  College and University Revenue:
    (College at Saint Benedict) 5.35%, 3/1/2020           1,000,000     993,220

                                                                The Fund     9

-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------
Minnesota Higher Education Facilities Authority (continued):
  (University of Saint Thomas):
    5.35%, 4/1/2017                                       1,000,000   1,028,210
    5.40%, 4/1/2022                                       2,200,000   2,261,930
  Mortgage Revenue (Augsburg College)
    5.30%, 10/1/2027                                      2,395,000   2,336,514
Minnesota Housing Finance Agency, Revenue:
  Rental Housing 6.10%, 8/1/2009                          1,975,000   1,998,601
  Single Family Mortgage:
    7.45%, 7/1/2022 (Insured; FHA)                        2,625,000   2,738,715
    6.95%, 7/1/2026                                       2,660,000   2,839,789
Minnesota Public Facilities Authority,
  Water Pollution Control Revenue:
    6.95%, 3/1/2013 (Prerefunded 3/1/2001)b               3,000,000   3,236,250
    6.50%, 3/1/2014 (Prerefunded 3/1/2001)b               5,200,000   5,694,572
New Hope, Housing and Health Care Facilities Revenue
  (Masonic Home - North Ridge):
    5.90, 3/1/2019                                        1,000,000   1,000,750
    5.875%, 3/1/2029                                      3,000,000   2,951,610
Northern Municipal Power Agency, Electric System
  Revenue, Refunding:
    5.30%, 1/1/2021 (Insured; FSA)                        1,000,000   1,019,940
  Refunding, Residual Certificates 6.925%, 1/1/2016
  (Insured; FSA )c                                        6,765,000   7,405,916
City of Red Wing, Health Care Facilities Revenue,
  Refunding (River Region Obligation Group)
    6.50%, 9/1/2022                                       3,445,000   3,667,547
Rosemount Independent School District Number 196
  Zero Coupon, 4/1/2014 (Insured; MBIA)                   3,000,000   1,456,980
Saint Cloud, Hospital Facilities Revenue (The Saint
  Cloud Hospital) 7%, 7/1/2020 (Insured; AMBAC)
  (Prerefunded 7/1/2001)b                                 1,000,000   1,089,120
Saint Paul Housing and Redevelopment Authority,
  Revenue: Hospital (HealthEast Project):
    5.70%, 11/1/2015 (Insured; ACA)                       2,000,000   2,097,800
    5.85%, 11/1/2017 (Insured; ACA)                       1,000,000   1,040,190
  Single Family Mortgage, Refunding
    6.90%, 12/1/2021 (Insured; FNMA)                      2,295,000   2,418,609
Sartell, PCR, Refunding (Champion International Corp.
  Project) 6.95%, 10/1/2012                               5,000,000   5,415,850
Seaway Port Authority of Duluth,
  Industrial Development Dock and Wharf Revenues,
  Refunding (Cargill Inc. Project) 6.80%, 5/1/2012        3,000,000   3,252,660

-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------

Southern Municipal Power Agency,
  Power Supply System Revenue:
    Zero Coupon, 1/1/2025 (Insured; MBIA)                 5,255,000   1,403,453
    Zero Coupon, 1/1/2026 (Insured; MBIA)                15,530,000   3,909,056
    Refunding:
      5%, 1/1/2016 (Insured; MBIA)                        1,500,000   1,499,985
      Zero Coupon, 1/1/2021 (Insured; MBIA)               8,000,000   2,646,800
      Zero Coupon, 1/1/2027 (Insured; MBIA)               4,800,000   1,146,672
University of Minnesota, College and University
  Revenue, Refunding 5.50%, 7/1/2021                      5,925,000   6,364,398
Washington County Housing and Redevelopment Authority,
  Hospital Facility Revenue (Healtheast Project):
    5.375%, 11/15/2018 (Insured; ACA)                     5,000,000   4,987,900
    5.50%, 11/15/2027 (Insured; ACA)                      2,455,000   2,464,304
Western Minnesota Municipal Power Agency,
  Electric Power and Light Revenue,
  Refunding 5.50%, 1/1/2012 (Insured; AMBAC)              1,000,000   1,065,520
White Bear Lake Independent School District
  Number 624 5.75%, 2/1/2017                              1,265,000   1,356,485
Total Long-Term Municipal Investments
  (cost $159,598,999)                                               167,723,581
-------------------------------------------------------------------------------

                                                          Principal
Short-Term Municipal Investments--.7%                     Amount ($)   Value ($)
-------------------------------------------------------------------------------
Cohasset, Revenue, Refunding, VRDN
  (Minnesota Power and Light Co. Project) 4.25%
  (LOC; ABN Amro Bank N.V.)
  (cost $1,200,000)d                                     1,200,000    1,200,000
Total Investments (cost $160,798,999)                       102.2%  168,923,581
Liabilities, Less Cash and Receivables                       (2.2%)  (3,625,015)
Net Assets                                                  100.0%  165,298,566

                                                                The Fund     11

-------------------------------------------------------------------------------------------
Summary of Abbreviations
ACA    American Capital Access                   MBIA  Municipal Bond Investors Assurance
AMBAC  American Municipal Bond                          Insurance Corporation
         Assurance Corporation                   MFHR  Multi-Family Housing Revenue
COP    Certificate of Participation              MFMR  Multi-Family Mortgage Revenue
FHA    Federal Housing Administration            PCR   Pollution Control Revenue
FNMA   Federal National Mortgage Association     RRR   Resource Recovery Revenue
FSA    Financial Security Assurance              SFMR  Single Family Mortgage Revenue
GNMA   Government National Mortgage Association  SWDR  Solid Waste Disposal
         Revenue                                 VRDN  Variable Rate Demand Notes
HR     Hospital Revenue
LOC    Letter of Credit

-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch         or   Moodys   or      Standard & Poors    Value (%)
-------------------------------------------------------------------
AAA                Aaa              AAA                     51.3
AA                 Aa               AA                      17.8
A                  A                A                       16.7
BBB                Baa              BBB                      9.7
F-1+, F-1          MIG1, VMIG1&P1   SP1, A1                   .7
Not Rated e        Not Rated e      Not Rated e              3.8
                                                           100.0

a Purchased on a delayed-delivery basis.
b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Inverse floater security-the interest rate is subject to change periodically.
d Securities payable on demand. Variable interest rate-subject to periodic change.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

------------------------------------------------------------------------------------
                                                              Cost          Value
------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  160,798,999  168,923,581
Interest receivable                                                     2,644,112
Receivable for shares of Beneficial Interest subscribed                   239,554
Receivable for investment securities sold                                 102,319
Prepaid expenses                                                           17,362
                                                                      171,926,928
------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                              79,752
Due to Distributor                                                         47,085
Cash overdraft due to Custodian                                           213,780
Payable for investment securities purchased                             6,223,482
Payable for shares of Beneficial Interest redeemed                         29,943
Accrued expenses                                                           34,320
                                                                        6,628,362
------------------------------------------------------------------------------------
Net Assets ($)                                                        165,298,566
------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                       156,585,229
Accumulated net realized gain (loss) on investments                       588,755
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                8,124,582
------------------------------------------------------------------------------------
Net Assets ($)                                                        165,298,566

-----------------------------------------------------------------------------------
Net Asset Value Per Share
                                      Class A           Class B          Class C
-----------------------------------------------------------------------------------
Net Assets ($)                       134,314,496       29,561,838       1,422,232
Shares Outstanding                     8,776,666        1,928,501          92,801
Net Asset Value Per Share ($)              15.30            15.33           15.33

[FN]
See notes to financial statements.

                                                                The Fund     13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income
Interest Income                                                     9,639,754
Expenses:
Management fee--Note 3(a)                                             890,399
Shareholder servicing costs--Note 3(c)                                506,794
Distribution fees--Note 3(b)                                          159,494
Professional fees                                                      25,421
Custodian fees                                                         17,313
Prospectus and shareholders reports                                    12,426
Registration fees                                                       9,766
Trustees fees and expenses--Note 3(d)                                   3,212
Loan commitment fees--Note 2                                              764
Miscellaneous                                                          11,959
Total Expenses                                                      1,637,548
Investment Income--Net                                              8,002,206
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                             1,265,513
Net unrealized appreciation (depreciation) on investments          (1,000,899)
Net Realized and Unrealized Gain (Loss) on Investments                264,614
Net Increase in Net Assets Resulting From Operations                8,266,820

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------
                                                         Year Ended April 30,
                                                      -------------------------
                                                           1999         1998
-------------------------------------------------------------------------------

Operations ($):
Investment income--net                                 8,002,206     8,186,701
Net realized gain (loss) from investments              1,265,513       363,867
Net unrealized appreciation (depreciation)
  on investments                                      (1,000,899)    2,446,953
Net Increase (Decrease) in Net Assets
  Resulting from Operations                            8,266,820    10,997,521
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                        (6,587,991)   (6,834,721)
Class B shares                                        (1,370,327)   (1,326,960)
Class C shares                                           (43,888)      (25,020)
Net realized gain on investments:
Class A shares                                          (303,409)      (16,629)
Class B shares                                           (72,456)       (3,601)
Class C shares                                            (2,946)          (94)
Total Dividends                                       (8,381,017)   (8,207,025)
-------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                        15,840,640     5,462,533
Class B shares                                         6,424,682     3,686,719
Class C shares                                           759,136       622,715
Dividends reinvested:
Class A shares                                         4,269,607     4,245,838
Class B shares                                           925,393       836,985
Class C shares                                            38,489        18,241
Cost of shares redeemed:
Class A shares                                       (11,847,645)  (14,941,030)
Class B shares                                        (6,315,442)   (2,427,267)
Class C shares                                           (31,617)     (287,817)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                          10,063,243    (2,783,083)
Total Increase (Decrease) in Net Assets                9,949,046         7,413
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                  155,349,520   155,342,107
End of Period                                        165,298,566   155,349,520

[FN]
See notes to financial statements.

                                                                The Fund     15

-------------------------------------------------------------------------------
                                                         Year Ended April 30,
                                                      -------------------------
                                                           1999         1998
-------------------------------------------------------------------------------

Capital Share Transactions:
Class A
Shares sold                                            1,027,749     356,989
Shares issued for dividends reinvested                   276,384     276,670
Shares redeemed                                         (767,790)   (975,447)
Net Increase (Decrease) in Shares Outstanding            536,343    (341,788)
-------------------------------------------------------------------------------
Class B
Shares sold                                              414,987     240,321
Shares issued for dividends reinvested                    59,803      54,439
Shares redeemed                                         (409,838)   (157,971)
Net Increase (Decrease) in Shares Outstanding             64,952     136,789
-------------------------------------------------------------------------------
Class C
Shares sold                                               48,848      40,658
Shares issued for dividends reinvested                     2,489       1,185
Shares redeemed                                           (2,051)    (18,723)
Net Increase (Decrease) in Shares Outstanding             49,286      23,120

[FN]
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                        --------------------------------------------
Class A Shares                            1999     1998     1997     1996     1995
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     15.30    15.03    14.98    14.90    14.72
Investment Operations:
Investment income--net                     .78      .82      .82      .82      .83
Net realized and unrealized gain
  (loss) on investments                    .04      .27      .09      .08      .18
Total from investment operations           .82     1.09      .91      .90     1.01
Distributions:
Dividends from investment
  income--net                             (.78)    (.82)    (.82)    (.82)    (.83)
Dividends from net realized
  gain on investments                     (.04)      --     (.04)      --       --
Total Distributions                       (.82)    (.82)    (.86)    (.82)    (.83)
Net asset value, end of period           15.30    15.30    15.03    14.98    14.90
------------------------------------------------------------------------------------
Total Return (%)*                         5.41     7.36     6.16     6.11     7.14
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    .91      .90      .91      .90      .90
Ratio of net investment income
  to average net assets                   5.05     5.32     5.42     5.41     5.68
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager               --       --       --       --      .01
Portfolio Turnover Rate                  41.27    13.37    25.82    35.47    51.95
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)  134,314  126,115  129,031  138,058  145,444

*  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund     17

------------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                       ---------------------------------------------
Class B Shares                            1999     1998     1997     1996     1995
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     15.33    15.06    15.01    14.92    14.74
Investment Operations:
Investment income--net                     .70      .74      .74      .74      .75
Net realized and unrealized gain
  (loss) on investments                    .04      .27      .09      .09      .18
Total from investment operations           .74     1.01      .83      .83      .93
Distributions:
Dividends from investment
  income--net                             (.70)    (.74)    (.74)    (.74)    (.75)
Dividends from net realized
  gain on investments                     (.04)      --     (.04)      --       --
Total Distributions                       (.74)    (.74)    (.78)    (.74)    (.75)
Net asset value, end of period           15.33    15.33    15.06    15.01    14.92
------------------------------------------------------------------------------------
Total Return (%)*                         4.86     6.79     5.60     5.62     6.57
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.43     1.42     1.44     1.43     1.44
Ratio of net investment income
  to average net assets                   4.52     4.79     4.90     4.87     5.13
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager               --       --       --       --      .01
Portfolio Turnover Rate                  41.27    13.37    25.82    35.47    51.95
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)   29,562   28,568   26,004   25,617   23,217

*  Exclusive of sales load.
See notes to financial statements.

------------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                         -------------------------------------------
Class C Shares                              1999       1998       1997       1996*
------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period       15.33       15.06      15.01     14.96
Investment Operations:
Investment income--net                       .65         .69        .70       .50
Net realized and unrealized gain (loss)
  on investments                             .04         .27        .09       .05
Total from investment operations             .69         .96        .79       .55
Distributions:
Dividends from investment income--net       (.65)       (.69)      (.70)     (.50)
Dividends from net realized gain
  on investments                            (.04)         --       (.04)       --
Total Distributions                         (.69)       (.69)      (.74)     (.50)
Net asset value, end of period             15.33       15.33      15.06     15.01
------------------------------------------------------------------------------------
Total Return (%)b                           4.53        6.46       5.34      5.15c
------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets     1.74        1.73       1.67      1.42c
Ratio of net investment income
  to average net assets                     4.16        4.40       4.62      4.00c
Portfolio Turnover Rate                    41.27       13.37      25.82     35.47
------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)      1,422         667        307       373


a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

                                                                The Fund     19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Minnesota Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $3,947 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

                                                                The Fund     21

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,703 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $151,580 and $7,914, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $326,299, $75,790 and $2,638, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $69,884 pursuant to the transfer agency agreement.

(d) Each trustee who is not an affiliated person as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                The Fund     23

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $83,216,815 and $65,499,800, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $8,124,582, consisting of $8,395,715 gross unrealized appreciation and $271,133 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT TO INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP

New York, New York
June 2, 1999

                                                                The Fund     25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

--all the dividends paid from investment income--net are exempt-interest dividends (not subject to regular Federal and, for individuals who are Minnesota residents, Minnesota personal income taxes), and

--the Fund hereby designates $.0353 per share as a long-term capital gain distribution of the $.0360 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

 NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

(c) 1999, Dreyfus Service Corporation  055/618AR994


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA
SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL
BOND INDEX

EXHIBIT A:

                                 DREYFUS
                              PREMIER STATE
PERIOD   LEHMAN BROTHERS   MUNICIPAL BOND FUND,
            MUNICIPAL        MINNESOTA SERIES
          BOND INDEX *       (CLASS A SHARES)

4/30/89           10,000                  9,547
4/30/90           10,720                 10,184
4/30/91           11,952                 11,395
4/30/92           13,088                 12,472
4/30/93           14,744                 13,963
4/30/94           15,063                 14,254
4/30/95           16,065                 15,272
4/30/96           17,341                 16,205
4/30/97           18,492                 17,203
4/30/98           20,211                 18,468
4/30/99           21,615                 19,467

*Source: Lehman Brothers


Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

      Contents
      THE FUND
--------------
   2  Letter from the President
   3  Discussion of Fund Performance
   6  Fund Performance
   8  Statement of Investments
  12  Statement of Assets and Liabilities
  13  Statement of Operations
  14  Statement of Changes in Net Assets
  16  Financial Highlights
  19  Notes to Financial Statements
  24  Report of Independent Auditors
  25  Important Tax Information
      FOR MORE INFORMATION
--------------------------
    Back Cover

           Dreyfus Premier           The Fund
State Municipal Bond Fund,
         New Jersey Series

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
New Jersey Series perform?

The Fund's Class A shares produced a total return of 5.52% over the 12-month period ended April 30, 1999,1 compared to a total return of 6.05% for the average of the Lipper New Jersey Municipal Debt Funds category.2 The Fund produced a total return of 5.08% for Class B shares and 4.67% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and New Jersey tax-exempt income from a diversified portfolio of longer-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

                                                                The Fund     3

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, New Jersey and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in New Jersey's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 8.8-year average duration was positioned at the long end of the neutral range, which we believed was appropriate in a low-issuance environment. We intend to remain vigilant in our efforts to identify tactical opportunities to change our average duration in anticipation of any supply-and-demand imbalances. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-New Jersey residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

FUND PERFORMANCE

                                       $14,350
                                       Lehman Brothers Municipal
                                       Bond Index*

                                       $13,175
                                       Dreyfus Premier State Municipal
              [CHART]                  Bond Fund, New Jersey Series
                                       (Class B Shares)

                                       $13,092
                                       Dreyfus Premier State Municipal
                                       Bond Fund, New Jersey Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index.

[FN]
*  Source: Lehman Brothers.
Past performance is not predictive of future performance.
On March 31, 1997,the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New Jersey Series of Premier Insured Municipal Bond Fund.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (the "Fund") on 5/4/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/4/94. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The Fund invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. The Index is not limited to investments principally in New Jersey municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                                        Inception                      From
                                          Date*          1 Year      Inception
------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)                 (5/4/94)        0.74%        5.55%
without sales charge                     (5/4/94)        5.52%        6.53%
Class B Shares
with redemption**                        (5/4/94)        1.08%        5.68%
without redemption                       (5/4/94)        5.08%        6.00%
Class C Shares
with redemption***                      (12/4/95)        3.67%        4.41%
without redemption                      (12/4/95)        4.67%        4.41%

Past performance is not predictive of future performance.
* On March 31, 1997,the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund. The financial data provided above prior to such date is for the New Jersey Series of Premier Insured Municipal Bond Fund.
** The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
*** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                The Fund     7

STATEMENT OF INVESTMENTS
April 30, 1999

------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments--97.4%                  Amount ($)   Value ($)
------------------------------------------------------------------------------
New Jersey--86.3%
Camden County Improvement Authority, Revenue
  (Health Care Redevelopment Project - Cooper Health
  System Obligation Group) 5.875%, 2/15/2015                100,000     83,553
East Orange Board of Education COP
  (AGH Leasing Inc) Zero Coupon, 8/1/2017 (Insured; FSA)  1,420,000    570,386
Elizabeth Sewer Utility, Refunding 5%, 7/15/2016
  (Insured; AMBAC)                                          150,000    153,387
Essex County Improvement Authority:
  Guaranteed LR:
    County Social Services Facilities 5.20%, 10/1/2027      100,000     97,717
    (Sportsplex Project) 5.625%, 10/1/2023
    (Insured; AMBAC)                                        345,000    361,156
  Utility System Revenue (Orange Franchise
    Acquisition Project)
    5.75%, 7/1/2027 (Insured; MBIA)                         500,000    539,895
Mercer County Improvement Authority, Revenue
  (County Courthouse Project) 5.75%, 11/1/2017              500,000    544,035
Middlesex County Improvement Authority,
  Utility System Revenue (Perth Amboy Project)
  Zero Coupon, 9/1/2021                                   1,000,000    317,220
New Brunswick Housing Authority, LR Refunding
  (Rutgers University) 4.625%, 7/1/2024 (Insured; FGIC)     250,000    235,450
New Jersey GO, 6.725%, 2/1/2014a,b                          850,000    887,417
New Jersey Economic Development Authority, Revenue
  First Mortgage:
    (Cadbury Corp. Project) 5.50%, 7/1/2018 (Insured; ACA)  250,000    254,260
    Refunding:
        (The Evergreens):
              6%, 10/1/2017                                 650,000    674,440
              6%, 10/1/2022                                 700,000    723,513
        (Fellowship Village) 5.50%, 1/1/2018                450,000    445,613
  Water Facilities (New Jersey American
  Water Co. Inc. Project)
    6.50%, 4/1/2022 (Insured; FGIC)                         500,000    541,345
New Jersey Educational Facilities Authority, Revenue:
  (Monmouth University) 5.80%, 7/1/2022                     395,000    411,444
  (New Jersey City University) 4.75%, 7/1/2022
    (Insured; AMBAC)                                         70,000     67,656
  Refunding:
    (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC)   500,000    538,825
    (Georgian Court College Project) 5.20%, 7/1/2015        250,000    247,718
New Jersey Health Care Facilities Financing Authority,
  Revenue:
  (General Hospital Center at Passaic) 6.75%, 7/1/2019
    (Insured; FSA)                                          550,000    667,612
  (Palisades Medical Center Obligation Group)
    5.25%, 7/1/2028c                                      1,000,000    983,060

------------------------------------------------------------------------------
                                                         Principal
Long-Term Municipal Investments (continued)             Amount ($)   Value ($)
----------------------------------------------------------------------------------
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority,
  Revenue (continued):
  Refunding:
    (Holy Name Hospital Issue) 6%, 7/1/2025                 500,000    519,035
    (Saint Elizabeth Hospital Obligation Group) 6%,
       7/1/2020                                             225,000    234,009
    (Virtua Health Issue) 4.50%, 7/1/2028 (Insured; FSA)    250,000    227,165
New Jersey Highway Authority, Garden State Parkway General
  Revenue 6%, 1/1/2019                                      640,000    725,990
New Jersey Housing and Mortgage Finance Agency, Home Buyer
  Revenue
  6.05%, 10/1/2028 (Insured; MBIA)                          500,000    531,600
New Jersey Transportation Trust Fund Authority
  (Transportation System)
  5%, 6/15/2018 (Insured; FSA)                              395,000    395,695
New Jersey Turnpike Authority, Turnpike Revenue, Refunding
  6.50%, 1/1/2016                                           220,000    257,635
Newark Housing Finance Corp., Mortgage Revenue, Refunding
  (Avon Hills) 5.125%, 1/1/2024 (Insured; FHA)              550,000    546,150
Port Authority of New York and New Jersey:
  Refunding 4.25%, 10/1/2026 (Insured FGIC)               1,000,000    873,190
  Special Obligation Revenue
    Special Project
    (JFK International Air Terminal)
    5.75%, 12/1/2022 (Insured; MBIA)                        585,000    626,412
South Jersey Transportation Authority, LR
  (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022  500,000    526,450
U.S. Related--11.1%
Puerto Rico Housing Bank and Finance Agency, SFMR
  6.25%, 4/1/2029                                           300,000    315,825
Puerto Rico Ports Authority, Special Facility Revenue
  (American Airlines) 6.30%, 6/1/2023                     1,500,000  1,588,545
Total Long-Term Municipal Investments
(cost $16,211,940)                                                  16,713,403

                                                                The Fund     9

------------------------------------------------------------------------------
                                                         Principal
Short-Term Municipal Investments--4.7%                  Amount ($)   Value ($)
------------------------------------------------------------------------------

New Jersey
New Jersey Economic Development Authority, EDR, Refunding, VRDN
  (Dow Chemical--El Dorado Terminal) 4%d                100,000       100,000
Port Authority of New York and New Jersey,
  Special Obligation Revenue, VRDN:
    4.20%, Series 3d                                    500,000       500,000
    4.20%, Series 5d                                    200,000       200,000
Total Short-Term Municipal Investments
  (cost $800,000)                                                     800,000
------------------------------------------------------------------------------
Total Investments (cost $17,011,940)                      102.1%   17,513,403
Liabilities, Less Cash and Receivables                     (2.1%)    (358,196)
Net Assets                                                100.0%   17,155,207

------------------------------------------------------------------------------
Summary of Abbreviations
ACA      American Capital Access              LR      Lease Revenue
AMBAC    American Municipal Bond Assurance    MBIA    Municipal Bond Investors
           Corporation                                  Assurance Insurance
COP      Certificate of Participation                   Corporation
EDR      Economic Development Revenue         SFMR    Single Family Mortgage
FGIC     Financial Guaranty Insurance Company           Revenue
FHA      Federal Housing Administration       VRDN    Variable Rate Demand
FSA      Financial Security Assurance                   Notes
GO       General Obligation

------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch       or      Moody's       or      Standard & Poor's      Value (%)
------------------------------------------------------------------------------
AAA                 Aaa                   AAA                     47.0
AA                  Aa                    AA                       8.2
A                   A                     A                        8.5
BBB                 Baa                   BBB                     22.7
B                   B                     B                         .5
F1                  MIG1/P1               SP1/A1                   4.6
Not Ratede          Not Ratede            Not Ratede               8.5
                                                                 100.0

a Inverse floater security--the interest rate is subject to change periodically.
b Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, this security amounted to $887,417 or 5.2% of net assets.
c  Purchased on a delayed delivery basis.
d Securities payable on demand. Variable interest rate--subject to periodic change.
e  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
f At April 30, 1999, the Fund had $4,812,259 (28.1% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects and $5,493,918 (32% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.
See notes to financial statements.

                                                                The Fund    11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

------------------------------------------------------------------------------
                                                            Cost         Value
------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  17,011,940 17,513,403
Cash                                                                        70
Receivable for investment securities sold                              343,880
Interest receivable                                                    232,687
Receivable for shares of Beneficial Interest subscribed                 54,697
Prepaid expenses                                                        12,711
                                                                    18,157,448
------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                            2,679
Due to Distributor                                                       8,479
Payable for investment securities purchased                            991,083
                                                                     1,002,241
------------------------------------------------------------------------------
Net Assets ($)                                                      17,155,207
------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     16,451,170
Accumulated net realized gain (loss) on investments                    202,574
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                               501,463
Net Assets ($)                                                      17,155,207

------------------------------------------------------------------------------
Net Asset Value Per Share
                                     Class A          Class B         Class C
------------------------------------------------------------------------------
Net Assets ($)                      5,178,645        11,627,947        348,615
Shares Outstanding                    394,012           885,038         26,502
------------------------------------------------------------------------------
Net Asset Value Per Share ($)           13.14             13.14          13.15

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------
Income
Interest Income                                                       876,477
Expenses:
Management fee--Note 3(a)                                              89,899
Distribution fees--Note 3(b)                                           57,379
Shareholder servicing costs--Note 3(c)                                 52,953
Registration fees                                                      13,150
Prospectus and shareholders' reports                                    8,370
Professional fees                                                       4,638
Custodian fees                                                          2,371
Trustees' fees and expenses--Note 3(d)                                    243
Loan commitment fees--Note 2                                               55
Miscellaneous                                                           4,534
Total Expenses                                                        233,592
Investment Income--Net                                                642,885
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               231,591
Net unrealized appreciation (depreciation) on investments             (73,816)
Net Realized and Unrealized Gain (Loss) on Investments                157,775
Net Increase in Net Assets Resulting from Operations                  800,660

See notes to financial statements.

                                                                The Fund    13

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                                      ------------------------
                                                      1999               1998
------------------------------------------------------------------------------
Operations ($):
Investment income--net                             642,885            648,891
Net realized gain (loss) on investments            231,591            173,353
Net unrealized appreciation (depreciation)
on investments                                     (73,816)           451,390
Net Increase (Decrease) in Net Assets
  Resulting from Operations                        800,660          1,273,634
------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                    (212,301)          (232,360)
Class B shares                                    (424,424)          (413,730)
Class C shares                                      (6,160)            (2,801)
Net realized gain on investments:
Class A shares                                     (32,649)           (42,097)
Class B shares                                     (72,679)           (86,582)
Class C shares                                      (1,052)              (960)
Total Dividends                                   (749,265)          (778,530)
------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                   1,206,947          1,041,919
Class B shares                                   2,694,789          3,248,633
Class C shares                                     254,987            122,271
Dividends reinvested:
Class A shares                                     155,326            168,831
Class B shares                                     318,957            317,071
Class C shares                                       5,677              3,459
Cost of shares redeemed:
Class A shares                                    (648,145)        (1,770,440)
Class B shares                                  (1,962,099)        (2,029,142)
Class C shares                                     (28,097)           (10,307)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions               1,998,342          1,092,295
Total Increase (Decrease) in Net Assets          2,049,737          1,587,399
------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                             15,105,470         13,518,071
End of Period                                   17,155,207         15,105,470

See notes to financial statements.

------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                                      ------------------------
                                                      1999               1998
------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                         90,729             80,858
Shares issued for dividends reinvested              11,685             12,944
Shares redeemed                                    (49,056)          (136,071)
Net Increase (Decrease) in Shares Outstanding       53,358            (42,269)
------------------------------------------------------------------------------
Class B
Shares sold                                        203,083            250,509
Shares issued for dividends reinvested              24,002             24,297
Shares redeemed                                   (147,804)          (156,284)
Net Increase (Decrease) in Shares Outstanding       79,281            118,522
------------------------------------------------------------------------------
Class C
Shares sold                                         19,197              9,427
Shares issued for dividends reinvested                 428                263
Shares redeemed                                     (2,111)              (792)
Net Increase (Decrease) in Shares Outstanding       17,514              8,898

See notes to financial statements.

                                                                The Fund    15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

------------------------------------------------------------------------------
                                               Nine Months
                                                    Ended
                            Year Ended April 30, April 30, Year Ended July 31,
                            --------------------           --------------------
Class A Shares                   1999    1998     1997a   1996   1995   1994b
------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period           $13.08   12.63   12.79   12.71   12.58  12.50
Investment Operations:
Investment income--net             .57     .61     .42     .59     .71    .18
Net realized and unrealized gain
  (loss) on investments            .15     .56    (.02)    .08     .13    .08
Total from Investment Operations   .72    1.17     .40     .67     .84    .26
Distributions:
Dividends from investment
  income--net                     (.57)   (.61)   (.42)   (.59)   (.71)  (.18)
Dividends from net realized
  gain on investments             (.09)   (.11)   (.14)     --     --      --
Total Distributions               (.66)   (.72)   (.56)   (.59)   (.71)  (.18)
Net asset value, end of period   13.14   13.08   12.63   12.79   12.71  12.58
------------------------------------------------------------------------------
Total Return (%)c                 5.52    9.48    4.25d   5.31    7.01   2.07e
------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets              1.08    1.02    1.20d   1.14     .10    --
Ratio of net investment income
  to average net assets           4.28    4.73    4.39d   4.55    5.60   5.25d
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager
  (limited to the expense
  limitation provision of the
  management agreement)             --     .03     .10d    .08    1.35   2.50d
Portfolio Turnover Rate          64.40   50.78  110.12e  28.14   43.48    --
------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                    5,179   4,454   4,837   5,212   4,981  2,318

a  The Fund changed its fiscal year end from July 31 to April 30.
b From May 4, 1994 (commencement of operations) to July 31, 1994. c Exclusive of sales load.
d  Annualized.
e  Not annualized.
See notes to financial statements.

------------------------------------------------------------------------------
                                              Nine Months
                                                    Ended
                            Year Ended April 30, April 30, Year Ended July 31,
                            --------------------           -------------------
Class B Shares                   1999    1998     1997a   1996   1995   1994b
------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period            13.07   12.63   12.79  $12.71   12.58  12.50
Investment Operations:
Investment income--net             .50     .55     .37     .52     .65    .16
Net realized and unrealized gain
  (loss) on investments            .16     .55    (.02)    .08     .13    .08
Total from Investment Operations   .66    1.10     .35     .60     .78    .24
Distributions:
Dividends from investment
  income--net                     (.50)   (.55)   (.37)   (.52)   (.65)  (.16)
Dividends from net realized
  gain on investments             (.09)   (.11)   (.14)     --      --     --
Total Distributions               (.59)   (.66)   (.51)   (.52)   (.65)  (.16)
Net asset value, end of period   13.14   13.07   12.63   12.79   12.71  12.58
------------------------------------------------------------------------------
Total Return (%)c                 5.08    8.85    3.74d   4.79    6.48   1.94e
------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
  average net assets              1.58    1.53    1.69d   1.63     .61    .50d
Ratio of net investment income
  to average net assets           3.78    4.20    3.88d   4.04    5.00   4.69d
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager
  (limited to the expense
  limitation provision of the
  management agreement)             --     .03     .09d    .08    1.29   2.50d
Portfolio Turnover Rate          64.40   50.78  110.12e  28.14   43.48     --
------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                   11,628  10,533   8,680   8,910   6,852  2,373

a  The Fund changed its fiscal year end from July 31 to April 30.
b From May 4, 1994 (commencement of operations) to July 31, 1994. c Exclusive of sales load.
d  Annualized.
e  Not annualized.
See notes to financial statements.

                                                                The Fund     17

------------------------------------------------------------------------------
                                                            Nine Months   Year
                                                                 Ended   Ended
                                       Year Ended April 30, April 30, July 31,
                                       -------------------
Class C Shares                                 1999    1998    1997a    1996b
-------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period           13.09   12.64   12.78   13.21
Investment Operations:
Investment income--net                           .46     .50     .35     .32
Net realized and unrealized gain (loss)
  on investments                                 .15     .56      --    (.43)
Total from Investment Operations                 .61    1.06     .35    (.11)
Distributions:
Dividends from investment income--net           (.46)   (.50)   (.35)   (.32)
Dividends from net realized gain on investments (.09)   (.11)   (.14)    --
Total Distributions                             (.55)   (.61)   (.49)   (.32)
Net asset value, end of period                 13.15   13.09   12.64   12.78
------------------------------------------------------------------------------
Total Investment Return (%)c                    4.67    8.55    3.72d  (1.21)d
------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets         1.88    1.91    1.97d   1.95d
Ratio of net investment income
  to average net assets                         3.42    3.65    3.62d   3.68d
Decrease reflected in above expense ratios
  due to undertakings by the Manager
  (limited to the expense limitation provision
  of the management agreement)                    --     .06    .76d     .02d
Portfolio Turnover Rate                        64.40   50.78 110.12e   28.14
------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)            349     118      1        6

a  The Fund changed its fiscal year end from July 31 to April 30.
b From December 4, 1995 (commencement of initial offering) to July 31, 1996. c Exclusive of sales load.
d  Annualized.
e  Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon
Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                The Fund     19

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $2,460 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

                                                                The Fund     21

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $56,028 and $1,351, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $12,399, $28,014 and $450, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $7,125 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $12,080,216 and $10,267,528, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $501,463, consisting of $613,096 gross unrealized appreciation and $111,633 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund     23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

   --all the dividends paid from investment income--net are "exempt -interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

   --the Fund hereby designates $.0241 per share as a long-term capital gain distribution of the $.0855 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                                The Fund     25

For More Information

Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation      380/381AR994


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY
SERIES CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN
BROTHERS MUNICIPAL BOND INDEX

EXHIBIT A:
                     DREYFUS        DREYFUS
                  PREMIER STATE  PREMIER STATE
        LEHMAN      MUNICIPAL      MUNICIPAL
PERIOD BROTHERS    BOND FUND,      BOND FUND,
       MUNICIPAL NEW JERSEY SERIES NEW JERSEY SERIES
      BOND INDEX (CLASS A SHARES  (CLASS B SHARES)

5/3/94     10,000          9,549         10,000
4/30/95    10,665         10,142         10,569
4/30/96    11,513         10,706         11,101
4/30/97    12,276         11,333         11,694
4/30/98    13,418         12,407         12,728
4/30/99    14,350         13,092         13,175

*Source: Lehman Brothers



Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    The Fund

-------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             12     Statement of Assets and Liabilities

                             13     Statement of Operations

                             14     Statement of Changes in Net Assets

                             16     Financial Highlights

                             19     Notes to Financial Statements

                             24     Report of Independent Auditors

                             25     Important Tax Information

                                    For More Information

-------------------------------------------------------------------------------

                                    Back Cover

                                                 The Fund
                               Dreyfus Premier
                     State Municipal Bond Fund,
                         North Carolina Series




Letter From The President

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, North Carolina Series.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

May 13, 1999

DISCUSSION OF FUND PERFORMANCE


William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
North Carolina Series perform?

The Fund's Class A shares produced a total return of 5.63% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.81% for the average of the Lipper North Carolina Municipal Debt Funds category.2 The Fund produced a total return of 5.10% for Class B shares and 5.02% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and North Carolina tax-exempt income from a diversified portfolio of longer term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because North Carolina issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's

                                                             The Fund  3
average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other North Carolina municipal bond funds.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, North Carolina and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in North Carolina's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 7.6-year average duration was positioned at the long end of the neutral range, which we believed was appropriate in a low-issuance environment. We intend to remain vigilant in our efforts to identify tactical opportunities to change our average duration in anticipation of any supply-and-demand imbalances. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-North Carolina residents. Some income may be subject to the Federal Alternative Minimum
  Tax (AMT) for certain shareholders.
2 Source: Lipper Analytical Services, Inc.


                                                                   The Fund  5

FUND PERFORMANCE

                                       $17,727
                                       Lehman Brothers
                                       Municipal Bond Index*
              [CHART]
                                       $16,950
                                       Dreyfus Premier State Municipal
                                       Bond Fund, North Carolina Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (the "Fund") on 8/1/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. For comparative purposes, the value of the Index on 7/31/91 is used as the beginning value on 8/1/91. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund invests primarily in North Carolina municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in North Carolina municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99

                          Inception                            From
                            Date       1 Year     5 Years    Inception
------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)  (8/1/91)      0.84%      6.27%       7.05%
without sales charge      (8/1/91)      5.63%      7.25%       7.69%

Class B Shares
with redemption*          (1/15/93)     1.10%      6.39%       6.13%
without redemption        (1/15/93)     5.10%      6.70%       6.13%

Class C Shares
with redemption**         (8/15/95)     4.02%       --         6.96%
without redemption        (8/15/95)     5.02%       --         6.96%

[FN]
Past performance is not predictive of future performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


                                                                   The Fund  7

STATEMENT OF INVESTMENTS
April 30, 1999

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments--97.7%                             Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
North Carolina--75.8%
Asheville, Water System Revenue
  5.70%, 8/1/2025 (Insured; FGIC)                                 1,000,000       1,065,520

Buncombe County Metropolitan Sewage District,
  Sewage System Revenue:
    6.75%, 7/1/2022 (Prerefunded 7/1/2002)a                         500,000         555,280
    5%, 7/1/2029 (Insured; FSA)b                                  1,000,000         982,350

Charlotte, Special Facilities Revenue, Refunding
  (Charlotte-Douglas International Airport)
  5.60%, 7/1/2027                                                 4,000,000       3,996,840

Charlotte-Mecklenberg Hospital Authority,
  Health Care System Revenue
  5.75%, 1/15/2021                                                3,000,000       3,175,500

Dare County, Utility System Revenue
  4.75%, 6/1/2024 (Insured; MBIA)                                   750,000         710,512

Monroe, Combined Enterprise System Revenue
  4.50%, 3/1/2023                                                 1,130,000       1,033,374

New Hanover County, HR (New Hanover Regional
  Medical Center Project)
  5.75%, 10/1/2026 (Insured; AMBAC)                               5,000,000       5,327,100

New Hanover County Industrial Facilities and
  Pollution Control Financing Authority,
  SWDR (Occidental Petroleum) 6.50%, 8/1/2014                     1,000,000       1,077,610

North Carolina Eastern Municipal Power Agency,
  Power System Revenue, Refunding:
    5.875%, 1/1/2013                                              3,000,000       3,103,290
    6%, 1/1/2013                                                  2,500,000       2,655,150
    6%, 1/1/2022                                                  1,000,000       1,064,920
    Refunding 5.375%, 1/1/2024 (Insured; MBIA)                    1,300,000       1,329,575

North Carolina Educational Assistance Authority,
  Guaranteed Student Loan Revenue
  6.35%, 7/1/2016                                                 3,875,000       4,122,264

North Carolina Housing Finance Agency,
  Single Family Revenue:
    5.75%, 3/1/2017 (Insured; FHA)                                3,000,000       3,113,850
    6.10%, 9/1/2025 (Insured; FHA)                                  880,000         899,087
    6.50%, 9/1/2026                                               4,195,000       4,475,268

North Carolina Medical Care Commission, Health,
  Hospital and Nursing Home Revenue:
    (Deerfield Episcopal Hospital):
      6%, 11/1/2019                                               1,670,000       1,687,502
      6%, 11/1/2027                                               1,330,000       1,334,628


--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
North Carolina (continued)

North Carolina Medical Care Commission, Health,
  Hospital and Nursing Home Revenue (continued):
    (Firsthealth of the Carolinas) 4.75%, 10/1/2026               1,600,000       1,472,368
    (Pitt County Memorial Hospital) 4.75%, 12/1/2028
      (Insured; MBIA)                                             1,950,000       1,822,295
    Refunding:
      (Annie Penn Memorial Hospital Project)
        7.50%, 8/15/2021                                          3,750,000       4,181,963
      (Gaston Memorial Hospital Project)
        5.50%, 2/15/2019                                          1,000,000       1,031,190
      (Halifax Regional Medical Center) 5%, 8/15/2024               800,000         752,928
      (Wilson Memorial Hospital Project) Zero Coupon,
        11/1/2016 (Insured; AMBAC)                                3,055,000       1,276,165

North Carolina Municipal Power Agency Number 1,
  Catawba Electric Revenue:
    5.50%, 1/1/2015 (Insured; MBIA)                               4,000,000       4,330,920
    5.75%, 1/1/2015 (Insured; MBIA)                               2,750,000       2,892,890

Sampson Area Development Corp., Installment
  Payment Revenue
  4.75%, 6/1/2024 (Insured; MBIA)                                 1,000,000         947,350

Shelby, Combined Enterprise System Revenue,
  Refunding 5.625%, 5/1/2014                                      1,000,000       1,053,270

University of North Carolina, Multiple Utility Revenues,
  Refunding:
    Zero Coupon, 8/1/2018                                         2,500,000         953,450
    4.50%, 10/1/2018                                              1,500,000       1,403,010
    4.50%, 10/1/2023                                              1,580,000       1,443,251

Wake County, Hospital System Revenue, Refunding
  Zero Coupon, 10/1/2010 (Insured; MBIA)                          2,200,000       1,307,350

U.S. Related--21.9%

Guam Airport Authority, Airport and Marina Revenue
  6.70%, 10/1/2023                                                2,000,000       2,197,600

Guam Power Authority, Electric Power and
  Light Revenues 6.30%, 10/1/2022                                 2,000,000       2,146,200

Commonwealth of Puerto Rico
  6.80%, 7/1/2021 (Prerefunded 7/1/2002)a                           600,000         665,886

Commonwealth of Puerto Rico Infrastructure
  Financing Authority
  6.37%, 7/1/2015 (Insured; AMBAC)c                               1,940,000       2,008,831


                                                                   The Fund  9

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
U.S. Related (continued)

Puerto Rico Ports Authority, Special Facilities
  Revenue (American Airlines):
    6.30%, 6/1/2023 (Guaranteed; AMR Corp.)                       1,000,000       1,059,030
    6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                       2,950,000       3,177,061

Virgin Islands Territory, Hugo Insurance
  Claims Fund Program
  7.75%, 7/1/2011                                                 1,315,000       1,436,151

Virgin Islands Public Finance Authority,
  Revenues, Refunding,
  Matching Fund Loan Notes 7.25%, 10/1/2018                       4,000,000       4,531,600

Virgin Islands Water and Power Authority,
  Electric System Revenue, Refunding
  7.40%, 7/1/2011                                                 1,815,000       1,972,506

Total Long-Term Municipal Investments
  (cost $81,470,293)                                                              85,772,885

--------------------------------------------------------------------------------------------
                                                                  Principal
Short-Term Municipal Investments--1.5%                             Amount ($)      Value ($)
--------------------------------------------------------------------------------------------
North Carolina:

Craven County Industrial Facilities and Pollution Control
  Financing Authority, Revenue,
  VRDN (Craven Wood Energy) 4.35%
  (LOC; ABN-Amro Bank N.V.)d                                        500,000         500,000

North Carolina Medical Care Commission,
  Health, Hospital and Nursing Home Revenue, VRDN
  4.30%d                                                            800,000         800,000

Total Short-Term Municipal Investments
  (cost $1,300,000)                                                               1,300,000
--------------------------------------------------------------------------------------------
Total Investments (cost $82,770,293)                                   99.2%     87,072,885

Cash and Receivables (Net)                                               .8%        689,731

Net Assets                                                            100.0%     87,762,616


-------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC         American Municipal Bond          LOC         Letter of Credit
                Assurance Corporation          MBIA        Municipal Bond Investors
FGIC          Financial Guaranty                             Assurance Insurance
                Insurance Company                            Corporation
FHA           Federal Housing Administration   SWDR        Solid Waste Disposal Revenue
FSA           Financial Security Assurance     VRDN        Variable Rate Demand Notes
HR            Hospital Revenue



-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's        Value (%)
-------------------------------------------------------------------------------
AAA                       Aaa             AAA                           38.6
AA                        Aa              AA                            16.2
A                         A               A                              8.0
BBB                       Baa             BBB                           26.0
F1                        MIG1            SP1                            1.5
Not Rated e               Not Rated e     Not Rated e                    9.7
                                                                       100.0

[FN]
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed-delivery basis.
c Inverse floater security--the interest rate is subject to change periodically. d Securities payable on demand. Variable interest rate--subject to periodic change.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


                                                                   The Fund  11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

-----------------------------------------------------------------------------------------------
                                                                            Cost          Value
-----------------------------------------------------------------------------------------------
Assets ($):

Investments in securities--See Statement of Investments               82,770,293     87,072,885
Interest receivable                                                                   1,186,073
Receivable for investment securities sold                                               558,849
Receivable for shares of Beneficial Interest subscribed                                  37,200
Prepaid expenses                                                                         14,419
                                                                                     88,869,426
-----------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                           41,085
Due to Distributor                                                                      34,726
Cash overdraft due to Custodian                                                         23,017
Payable for investment securities purchased                                            986,763
Payable for shares of Beneficial Interest redeemed                                       1,819
Accrued expenses                                                                        19,400
                                                                                     1,106,810
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      87,762,616
----------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid--in capital                                                                    83,288,643
Accumulated net realized gain (loss) on investments                                    171,381
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                             4,302,592
----------------------------------------------------------------------------------------------
Net Assets ($)                                                                      87,762,616
----------------------------------------------------------------------------------------------

Net Asset Value Per Share

                                                         Class A        Class B        Class C
----------------------------------------------------------------------------------------------
Net Assets ($)                                        47,793,854     39,535,015        433,747
Shares Outstanding                                     3,425,070      2,835,595         31,080
----------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)                              13.95          13.94          13.96


[FN]
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

--------------------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------------------
Income
Interest Income                                                                    4,923,578
Expenses:
Management fee--Note 3(a)                                                            482,759
Shareholder servicing costs--Note 3(c)                                               274,402
Distribution fees--Note 3(b)                                                         228,629
Registration fees                                                                     19,741
Professional fees                                                                     14,747
Prospectus and shareholders' reports                                                  10,862
Custodian fees                                                                         9,670
Trustees' fees and expenses--Note 3(d)                                                 1,173
Loan commitment fees--Note 2                                                             421
Miscellaneous                                                                         11,340
Total Expenses                                                                     1,053,744
Investment Income--Net                                                             3,869,834
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                              908,096
Net unrealized appreciation (depreciation) on investments                           (152,616)
Net Realized and Unrealized Gain (Loss) on Investments                               755,480
Net Increase in Net Assets Resulting from Operations                               4,625,314

[FN]
See notes to financial statements.


                                                                     The Fund 13

STATEMENT OF CHANGES IN NET ASSETS




--------------------------------------------------------------------------------------------
                                                                   Year Ended April 30,
                                                          ----------------------------------
                                                                 1999                   1998
--------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       3,869,834             4,058,691
Net realized gain (loss) on investments                        908,096               965,511
Net unrealized appreciation (depreciation)
  on investments                                              (152,616)            3,410,572
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                            4,625,314             8,434,774
--------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                              (1,969,580)           (2,067,631)
Class B shares                                              (1,894,185)           (1,989,685)
Class C shares                                                  (6,069)               (1,375)
Net realized gain on investments:
Class A shares                                                (212,660)                --
Class B shares                                                (248,449)                --
Class C shares                                                    (540)                --
Total Dividends                                             (4,331,483)           (4,058,691)
--------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                               9,826,910             2,200,410
Class B shares                                               6,026,320             3,285,195
Class C shares                                                 415,737                89,123
Dividends reinvested:
Class A shares                                               1,147,257             1,054,623
Class B shares                                               1,337,827             1,212,413
Class C shares                                                   2,035                   709
Cost of shares redeemed:
Class A shares                                              (4,905,844)           (5,917,391)
Class B shares                                             (13,287,728)           (5,431,246)
Class C shares                                                 (25,569)              (58,239)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                             536,945            (3,564,403)
Total Increase (Decrease) in Net Assets                        830,776               811,680
--------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         86,931,840            86,120,160
End of Period                                               87,762,616            86,931,840

[FN]
See notes to financial statements.

------------------------------------------------------------------------------------------
                                                                  Year Ended April 30,
                                                          --------------------------------
                                                               1999                   1998
------------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                  701,323               158,763
Shares issued for dividends reinvested                        81,450                76,366
Shares redeemed                                             (348,339)             (429,507)
Net Increase (Decrease) in Shares Outstanding                434,434              (194,378)
------------------------------------------------------------------------------------------
Class B
Shares sold                                                  428,998               238,951
Shares issued for dividends reinvested                        95,019                87,846
Shares redeemed                                             (947,962)             (394,562)
Net Increase (Decrease) in Shares Outstanding               (423,945)              (67,765)
------------------------------------------------------------------------------------------
Class C
Shares sold                                                   29,569                 6,508
Shares issued for dividends reinvested                           145                    51
Shares redeemed                                               (1,805)               (4,251)
Net Increase (Decrease) in Shares Outstanding                 27,909                 2,308

[FN]
See notes to financial statements.

                                                                     The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

---------------------------------------------------------------------------------------
                                                    Year Ended April 30,
                                           --------------------------------------------
Class A Shares                               1999      1998     1997      1996     1995
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        13.91     13.23    12.91     12.72    12.73
Investment Operations:
Investment income--net                        .66       .67      .67       .67      .70
Net realized and unrealized gain (loss)
  on investments                              .11       .68      .32       .19     (.01)
Total from Investment Operations              .77      1.35      .99       .86      .69
Distributions:
Dividends from investment income--net        (.66)     (.67)    (.67)     (.67)    (.70)
Dividends from net realized gain
  on investments                             (.07)       --       --        --       --
Total Distributions                          (.73)     (.67)    (.67)     (.67)    (.70)
Net asset value, end of period              13.95     13.91    13.23     12.91    12.72
---------------------------------------------------------------------------------------
Total Return (%)*                            5.63     10.39     7.81      6.79     5.70
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .94       .87     1.04       .98      .65
Ratio of net investment income
  to average net assets                      4.68      4.89     5.10      5.11     5.63
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --       .02      .31
Portfolio Turnover Rate                     41.15     32.28    44.91     47.15    12.02
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)      47,794    41,592   42,130    47,042   50,205

[FN]
* Exclusive of sales load.
See notes to financial statements.

---------------------------------------------------------------------------------------
                                                    Year Ended April 30,
                                           --------------------------------------------
Class B Shares                               1999      1998     1997      1996     1995
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        13.90     13.22    12.90     12.71    12.72
Investment Operations:
Investment income--net                        .59       .60      .60       .60      .64
Net realized and unrealized gain (loss)
  on investments                              .11       .68      .32       .19     (.01)
Total from Investment Operations              .70      1.28      .92       .79      .63
Distributions:
Dividends from investment income--net        (.59)     (.60)    (.60)     (.60)    (.64)
Dividends from net realized gain
  on investments                             (.07)       --       --        --       --
Total Distributions                          (.66)     (.60)    (.60)     (.60)    (.64)
Net asset value, end of period              13.94     13.90    13.22     12.90    12.71
---------------------------------------------------------------------------------------
Total Return (%)*                            5.10      9.84     7.27      6.25     5.12
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.44      1.38     1.54      1.49     1.18
Ratio of net investment income
  to average net assets                      4.16      4.39     4.59      4.59     5.08
Decrease reflected in above expense ratios
  due to undertakings by the Manager           --        --       --       .02      .30
Portfolio Turnover Rate                     41.15     32.28    44.91     47.15    12.02
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)      39,535    45,296   43,979    42,668   42,310


[FN]
* Exclusive of sales load.
See notes to financial statements.

                                                                 The Fund  17

---------------------------------------------------------------------------------------
                                                   Year Ended April 30,
---------------------------------------------------------------------------------------
Class C Shares                                  1999       1998       1997      1996a
---------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period           13.90      13.22      12.90      12.76
Investment Operations:
Investment income--net                           .56        .57        .57        .40
Net realized and unrealized gain (loss)
  on investments                                 .13        .68        .32        .14
Total from Investment Operations                 .69       1.25        .89        .54
Distributions:
Dividends from investment income--net           (.56)      (.57)      (.57)      (.40)
Dividends from net realized gain
  on investments                                (.07)        --         --         --
Total Distributions                             (.63)      (.57)      (.57)      (.40)
Net asset value, end of period                 13.96       13.90     13.22      12.90
---------------------------------------------------------------------------------------
Total Return (%)b                               5.02        9.58      7.00       5.92 c
---------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets         1.63        1.62      1.77       1.73 c
Ratio of net investment income
  to average net assets                         3.83        4.08      4.31       4.31 c
Portfolio Turnover Rate                        41.15       32.28     44.91      47.15
---------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)            434          44        11          1

[FN]
a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the North Carolina Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service")

                                                                    The Fund 19
approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $8,421 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,099 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

                                                                  The Fund  21

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $227,439 and $1,190, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $105,320, $113,720 and $396 respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $41,871 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $35,585,485 and $36,075,413, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $4,302,592, consisting of $4,527,274 gross unrealized appreciation and $224,682 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Fund 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund,
North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                 ERNST & YOUNG LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

        -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are North Carolina residents, North Carolina personal income taxes), and

        -- the Fund hereby designates $.0747 per share as a long-term capital gain distribution paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                                 The Fund  25

                     For More Information

                     Dreyfus Premier State Municipal
                     Bond Fund, North Carolina Series

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone

Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds

144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


             Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999 Dreyfus Service Corporation  065/624AR994


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

EXHIBIT A:
                                 DREYFUS
                              PREMIER STATE
        LEHMAN BROTHERS    MUNICIPAL BOND FUND,
PERIOD     MUNICIPAL      NORTH CAROLINA SERIES
          BOND INDEX *       (CLASS A SHARES)

8/1/91            10,000                   9,547
4/30/92           10,734                  10,360
4/30/93           12,092                  11,911
4/30/94           12,353                  11,945
4/30/95           13,175                  12,626
4/30/96           14,222                  13,483
4/30/97           15,166                  14,536
4/30/98           16,576                  16,047
4/30/99           17,727                  16,950

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Ohio Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

       Contents
       THE FUND
---------------
    2  Letter from the President
    3  Discussion of Fund Performance
    6  Fund Performance
    8  Statement of Investments
   15  Statement of Assets and Liabilities
   16  Statement of Operations
   17  Statement of Changes in Net Assets
   19  Financial Highlights
   22  Notes to Financial Statements
   27  Report of Independent Auditors
   28  Important Tax Information

       FOR MORE INFORMATION
-----------------------
     Back Cover

                            Dreyfus Premier     The Fund
                 State Municipal Bond Fund,
                                Ohio Series

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, William M. Petty.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Ohio Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
William M. Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund,
Ohio Series perform?

The Fund's Class A shares produced a total return of 5.72% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.79% for the average of the Lipper Ohio Municipal Debt Funds category.2 The Fund produced a total return of 5.17% for Class B shares and 4.92% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Ohio tax-exempt income from a diversified portfolio of longer-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. Because Ohio issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high-yielding bonds that cannot be redeemed by their issuers anytime soon and that are selling at a discount to their face values.

While we do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Ohio municipal bond funds.

                                                                The Fund     3

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Ohio and its municipalities have had little need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for the most attractive values in Ohio's municipal bond market. Primarily, we have continued to focus on high-quality bonds because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards. However, we have continually evaluated lower quality issues in order to identify bonds which we believed would offer the Fund an attractive yield as compensation for additional credit risk.

As of April 30, the portfolio's 6.5-year average duration was positioned at the short end of the neutral range.We intend to remain vigilant in our efforts to identify tactical opportunities to manage the portfolio in anticipation of any changes in supply-and-demand. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Ohio residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $20,143
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Ohio Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Ohio Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Ohio municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


-------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                          Inception                                      From
                            Date     1 Year    5 Years    10 Years    Inception
-------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)  (5/28/87)   0.93%      5.64%       7.25%          --
without sales charge      (5/28/87)   5.72%      6.62%       7.75%          --
Class B Shares
with redemption*          (1/15/93)   1.19%      5.74%         --         5.94%
without redemption        (1/15/93)   5.17%      6.06%         --         5.94%
Class C Shares
with redemption**         (8/15/95)   3.93%        --          --         6.03%
without redemption        (8/15/95)   4.92%        --          --         6.03%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


                                                                The Fund     7

STATEMENT OF INVESTMENTS
April 30, 1999


-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments--99.9%                    Amount ($)   Value ($)
-------------------------------------------------------------------------------
Ohio--97.4%
Akron:
   6%, 12/1/2012                                          1,380,000   1,568,273
   Pension Revenue, Refunding 4.75%, 12/1/2023
     (Insured; AMBAC)                                     3,080,000   2,919,440
   Sewer Systems Revenue 5.875%, 12/1/2016
     (Insured; MBIA)                                      1,200,000   1,295,484
Akron-Wilbeth Housing Development Corp.,
   First Mortgage Revenue
   7.90%, 8/1/2003 (Insured; FHA)                         1,560,000   1,793,423
Allen County, Industrial First Mortgage Revenue,
   Refunding 6.75%, 11/15/2008
   (Guaranteed; Kmart Corp.)                              1,280,000   1,363,789
City of Barberton, Hospital Facilities Revenue
   (The Barberton Citizens Hospital Co. Project)
   7.25%, 1/1/2012 (Prerefunded 1/1/2002)a                2,400,000   2,651,208
Board of Education of the Cleveland City
   School District 8%, 12/1/2001                          1,080,000   1,156,162
Butler County, Hospital Facilities Revenue,
   Refunding and Improvement
   (Fort Hamilton Hughes Group) 7.25%, 1/1/2001           1,775,000   1,808,885
City of Cambridge, HR, Refunding (Guernsey
   Memorial Hospital Project) 8%, 12/1/2006               2,000,000   2,171,820
Clermont County, Hospital Facilities Revenue,
   Refunding (Mercy Health Systems):
     5.625%, 9/1/2016 (Insured; AMBAC)                    4,250,000   4,470,830
     7.50%, 9/1/2019 (Prerefunded 9/1/2001)
       (Insured; AMBAC)a                                    180,000     195,518
City of Cleveland:
   Airport Special Revenue (Continental Airlines Inc.
     Project) 5.375%, 9/15/2027                           5,000,000   4,861,450
   COP:
     (Cleveland Stadium Project) 6.752%,
       11/15/2022 (Insured; AMBAC)b                       5,500,000   5,659,830
     (Motor Vehicle, Motorized and Communication
       Equipment) 7.10%, 7/1/2002                         1,475,000   1,533,823
   Parking Facility Improvement Revenue 8%,
     9/15/2012 (Prerefunded 9/15/2002)a                   5,000,000   5,746,200
   Waterworks Revenue, Refunding 5.50%,
     1/1/2021 (Insured; MBIA)                             8,000,000   8,563,600
Cleveland-Cuyahoga County Port Authority, Revenue:
   (Capital Improvements Project) 5.375%,
     5/15/2019c                                           1,000,000     998,120



-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------

Ohio (continued)
Cleveland-Cuyahoga County Port Authority,
   Revenue (continued):
     Refunding:
       (Port of Cleveland) 5.375%, 5/15/2018              2,860,000   2,841,410
       (Rock & Roll Hall of Fame) 5.40%, 12/1/2015
         (Insured; AMBAC)                                 2,540,000   2,654,503
Cleveland Public Power System, Revenue 6.564%,
   11/15/2018b                                            5,000,000   5,083,200
Cuyahoga County:
   HR:
     (Meridia Health Systems)
       7%, 8/15/2023 (Prerefunded 8/15/2001)a             1,750,000   1,913,712
     Refunding:
       (Cleveland Clinic for Health) 5%, 1/1/2031         1,000,000     951,910
       Improvement (University Hospitals Health)
         5.625%, 1/15/2015 (Insured; MBIA)                3,695,000   3,881,413
   Jail Facilities 7%, 10/1/2013
     (Prerefunded 10/1/2001)a                             6,125,000   6,708,774
   MFHR (National Terminal Apartments Project)
     6.40%, 7/1/2016 (Collateralized; FNMA)               2,000,000   2,045,680
Dublin, Refunding and Improvement
   4.625%, 12/1/2018                                      1,635,000   1,555,980
Eaton, IDR, Refunding (Baxter International Inc.
   Project) 6.50%, 12/1/2012                              1,500,000   1,615,800
Euclid City School District, Improvement 7.10%,
   12/1/2011 (Prerefunded 12/1/2001)a                     1,000,000   1,103,810
Village of Evendale, IDR, Refunding
   (Ashland Oil Inc. Project)
   6.90%, 11/1/2010                                       2,000,000   2,140,380
Fairfield City School District,
   School Improvement Unlimited Tax:
     7.20%, 12/1/2011 (Insured; FGIC)                     1,000,000   1,185,510
     7.20%, 12/1/2012 (Insured; FGIC)                     1,250,000   1,486,275
     6.10%, 12/1/2015 (Insured; FGIC)                     2,000,000   2,195,480
     6%, 12/1/2020 (Insured; FGIC)                        2,000,000   2,171,040
Fairlawn, Health Care Facilities Revenue
   (Village at Saint Edward
   Project) 8.75%, 10/1/2019                              2,420,000   2,520,261
Findlay 5.875%, 7/1/2017                                  2,000,000   2,164,420
Franklin, Water System Revenue
   5.75%, 12/1/2016 (Insured; MBIA)                       1,000,000   1,073,670

                                                                The Fund     9


-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------
Ohio (continued)
Franklin County:
   Health Care Facilities Revenue, Refunding and
     Improvement (Friendship Village of Columbus)
     5.375%, 8/15/2028 (Insured; ACA)                     5,000,000   4,970,350
   HR:
     (Children's Hospital Project) 5%, 5/1/2018c          3,500,000   3,414,075
     Holy Cross Health Systems Corp.:
       (Mount Carmel Health) 6.75%,
         6/1/2019 (Insured; MBIA)
         (Prerefunded 6/1/2002)a                          2,500,000   2,766,950
       Refunding and Improvement 5.80%, 6/1/2016          2,000,000   2,122,640
     Refunding and Improvement:
       (The Children's Hospital Project)
         6.60%, 5/1/2013                                  4,000,000   4,411,280
       (Worthington Christian Village
         Congregate Care Project):
           10.25%, 8/1/2015                                 680,000     749,312
           7.80%, 2/1/2017 (Insured; FHA)                 5,690,000   6,103,151
Gallia County Local School District
   7.375%, 12/1/2004                                        570,000     662,671
Greater Cleveland Gateway Economic
   Development Corp.:
     Senior Lien Excise Tax Revenue 6.875%,
       9/1/2005 (Insured; FSA)                            1,500,000   1,615,680
     Stadium Revenue 7.50%, 9/1/2005                      5,675,000   6,160,269
Greater Cleveland Regional Transit Authority
   5.65%, 12/1/2016 (Insured; FGIC)                       5,445,000   6,043,460
Greene County, Sewer System Revenue, Refunding
   5.25%, 12/1/2025 (Insured; MBIA)                       2,000,000   2,040,840
Hamilton County:
   Hospital Facilities Improvement Revenue
     Refunding and Improvement
     (Deaconess Hospital) 7%, 1/1/2012                    2,570,000   2,786,728
   Mortgage Revenue (Judson Care Center)
     7.80%, 8/1/2019 (Prerefunded 8/1/2000)
     (Insured; FHA, LOC; Citibank)a                       3,970,000   4,225,668
Hilliard School District, School Improvement:
   Zero Coupon, 12/1/2013 (Insured; FGIC)                 1,655,000     815,683
   Zero Coupon, 12/1/2014 (Insured; FGIC)                 1,655,000     771,180
   5.75%, 12/1/2019 (Insured; FGIC)                       2,500,000   2,681,225
Jefferson County, Refunding (County Jail Construction)
   5.75%, 12/1/2019 (Insured; FSA)                        6,655,000   7,369,148


-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------

Ohio (continued)
Kent State University, University Revenue
   5.50%, 5/1/2017 (Insured; MBIA)                        1,000,000   1,047,080
Kirtland Local School District 7.50%, 12/1/2009             760,000     791,137
Knox County, IDR (Weyerhaeuser Co. Project)
   9%, 10/1/2007                                          1,000,000   1,285,610
Lakota Local School District 6.125%, 12/1/2017
   (Insured; AMBAC) (Prerefunded 12/1/2005)a              1,075,000   1,207,064
Lorain County, HR, Refunding
   (Catholic Healthcare Partners):
     5.625%, 9/1/2016 (Insured; MBIA)                     2,625,000   2,776,620
     5.625%, 9/1/2017 (Insured; MBIA)                     3,750,000   3,957,262
Lowellville, Sanitary Sewer Systems Revenue
   (Browning-Ferris Industries Inc.)
   7.25%, 6/1/2006                                        1,100,000   1,150,072
Mahoning County, Health Care Facilities Revenue
   (Youngstown Osteopathic Hospital Project)
   7.60%, 8/1/2010 (LOC; Marine Midland Bank)             3,775,000   3,936,721
Marion County, Health Care Facilities Revenue,
   Refunding and Improvement (United Church
   Homes Inc.) 6.375%, 11/15/2010                         3,000,000   3,147,540
Montgomery County, Limited General Obligation
   and Sewer Revenue 5.60%, 12/1/2016                     1,380,000   1,465,822
Moraine, SWDR (General Motors Corp. Project)
   6.75%, 7/1/2014                                        5,000,000   5,901,600
Middleburg Heights, Refunding 4.375%, 12/1/2018           5,725,000   5,257,668
North Royalton City School District
   6.10%, 12/1/2019 (Insured; MBIA)                       2,500,000   2,756,700
State of Ohio:
   Economic Development Revenue:
     Ohio Enterprise Bond Fund (VSM Corp. Project)
       7.375%, 12/1/2011                                    885,000     953,614
     (Sponge Inc. Project) 8.375%, 6/1/2014               1,515,000   1,602,325
   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015
     (Guaranteed; British Petroleum Co. P.L.C.)           2,700,000   3,292,029
Ohio Air Quality Development Authority, Revenue,
   Refunding: (Ohio Power Co. Project) 7.40%, 8/1/2009    1,500,000   1,544,265
   Pollution Control:
     (Cleveland Electric Illuminating Co. Project):
       4.60%, 10/1/2003                                   9,000,000   8,893,530
       6.85%, 7/1/2023                                    5,250,000   5,543,002
     (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)        3,500,000   3,677,835

                                                                The Fund 11

-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------
Ohio (continued)
Ohio Building Authority, State Facilities
   (Juvenile Correctional Projects)
   6.60%, 10/1/2014 (Insured; AMBAC)                      1,660,000   1,905,232
Ohio Higher Educational Facility Commission,
   Revenue (Denison University Project)
   5.30%, 11/1/2021                                       2,000,000   2,032,140
Ohio Housing Finance Agency, Mortgage Revenue:
   (Saint Francis Court Apartment Project)
     8%, 10/1/2026 (Insured; FHA)                           695,000     745,360
   Single Family (GNMA Mortgage Backed Securities
     Program) Zero Coupon, 9/1/2021                       9,580,000   1,726,029
Ohio Turnpike Commission, Turnpike Revenue,
   Highway Improvements:
     4.50%, 2/15/2024 (Insured; FGIC)                     6,250,000   5,704,750
     5.75%, 2/15/2024 (Prerefunded 2/15/2004)a            6,100,000   6,694,079
Ohio Water Development Authority, Revenue:
   (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)        4,650,000   5,025,906
   Pollution Control Facilities:
     (Cleveland Electric Illuminating Project)
       8%, 10/1/2023                                      5,800,000   5,996,968
     (Ohio Edison) 8.10%, 10/1/2023                       3,700,000   3,844,966
   Refunding:
     (Toledo Edison Project):
       7.55%, 6/1/2023                                    2,000,000   2,067,940
       8%, 10/1/2023                                      3,635,000   3,758,445
Ottawa County, Sanitary Sewer Systems Special
   Assessment (Portage-Catawba Island Sewer Project)
   7%, 9/1/2011 (Insured; AMBAC)
   (Prerefunded 9/1/2001)a                                1,000,000   1,095,640
Parma, Hospital Improvement Revenue, Refunding
   (Parma Community General Hospital Association)
   5.375%, 11/1/2029                                      4,000,000   3,988,080
Rocky River City School District, School Improvement
   5.375%, 12/1/2017                                      2,265,000   2,376,755
Shelby County, Hospital Facilities Revenue,
   Refunding and Improvement (The Shelby County
   Memorial Hospital Association) 7.70%, 9/1/2018         2,500,000   2,837,825
South Euclid, Recreation Facilities 7%, 12/1/2011
   (Prerefunded 12/1/2001)a                               2,285,000   2,521,292
South-Western City School District (Franklin and
   Pickway Counties) School Building Construction
   4.75%, 12/1/2026 (Insured; AMBAC)                      2,980,000   2,811,600


-------------------------------------------------------------------------------
                                                          Principal
Long-Term Municipal Investments (continued)               Amount ($)   Value ($)
-------------------------------------------------------------------------------
Ohio (continued)
Southwest Regional Water District, Water Revenue:
   6%, 12/1/2015 (Insured; MBIA)                          1,600,000   1,759,344
   6%, 12/1/2020 (Insured; MBIA)                          1,250,000   1,368,488
Student Loan Funding Corp.,
   Student Loan Revenue, Refunding
   7.20%, 8/1/2003                                          615,000     630,473
Toledo:
   5.625%, 12/1/2011 (Insured; AMBAC)                     1,000,000   1,086,190
   (Sewer System Revenue, Refunding and
     Improvement 5.25%, 11/15/2013
     (Insured; MBIA)                                      2,000,000   2,108,160
University of Cincinnati, University and
   College Revenue, COP 6.75%, 12/1/2009
   (Prerefunded 12/1/2001) (Insured; MBIA)a                 750,000     822,375
Warren:
   7.75%, 11/1/2010 (Prerefunded 11/1/2000)a              2,785,000   3,013,342
   Waterworks Revenue, Refunding
     5.50%, 11/1/2015 (Insured; FGIC)                     1,450,000   1,574,308
Wauseon Exempted Village School District,
   Refunding and School Improvement
   5.50%, 12/1/2022 (Insured; MBIA)                       2,500,000   2,616,800
West Holmes Local School District
   5.375%, 12/1/2023 (Insured; MBIA)                      1,860,000   1,913,903

U.S. Related--2.5%
Commonwealth of Puerto Rico
   5.375%, 7/1/2025 (Insured; MBIA)                       2,255,000   2,313,269
Commonwealth of Puerto Rico Aqueduct and
   Sewer Authority, Water and Sewer Revenue,
   Refunding 5%, 7/1/2019
   (Guaranteed; Commonwealth of Puerto Rico)              5,175,000   5,087,491
Total Long-Term Municipal Investments
   (cost $277,646,491)                                              293,376,039
-------------------------------------------------------------------------------


Short-Term Municipal Investments--1.0%
---------------------------------------------------------------------------------
Ohio;
State of Ohio, Solid Waste Revenue, VRDN
   (British Petroleum Exploration and Oil Project)
   4.30% (cost $3,000,000)d                               3,000,000     3,000,000
---------------------------------------------------------------------------------
Total Investments (cost $280,646,491)                        100.9%   296,376,039
Liabilities, Less Cash and Receivables                         (.9%)   (2,626,403)
Net Assets                                                   100.0%   293,749,636

                                                                The Fund 13

-------------------------------------------------------------------------------
Summary of Abbreviations

ACA    American Capital Access                IDR   Industrial Development
AMBAC  American Municipal Bond Assurance              Revenue
         Corporation                          LOC   Letter of Credit
COP    Certificate of Participation           MBIA  Municipal Bond Investors
FGIC   Financial Guaranty Insurance Company           Assurance Insurance
FHA    Federal Housing Administration                 Corporation
FNMA   Federal National Mortgage Association  MFHR  Multi-Family Housing
FSA    Financial Security Assurance                   Revenue
GNMA   Government National Mortgage           PCR   Pollution Control Revenue
         Association                          SWDR  Solid Waste Disposal Revenue
HR     Hospital Revenue                       VRDN  Variable Rate Demand Notes

-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch        or       Moody's        or       Standard & Poor's       Value (%)
-------------------------------------------------------------------------------
AAA                   Aaa                     AAA                        41.8
AA                    Aa                      AA                         11.5
A                     A                       A                          14.5
BBB                   Baa                     BBB                         9.9
BB                    Ba                      BB                         11.0
F1                    MIG1                    SP1                         1.0
Not Rated e           Not Rated e             Not Rated e                10.3
                                                                        100.0

[FN]
a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security--the interest rate is subject to change periodically.
c  Purchased on a delayed-delivery basis.
d Securities payable on demand. Variable interest rate--subject to periodic change.
e  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABLITIES
April 30, 1999

---------------------------------------------------------------------------------
                                                                Cost        Value
---------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments  280,646,491  296,376,039
Interest receivable                                                     5,157,456
Receivable for shares of Beneficial Interest subscribed                    90,096
Prepaid expenses                                                           21,060
                                                                      301,644,651
---------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                             133,664
Due to Distributor                                                         84,507
Cash overdraft due to Custodian                                           147,533
Payable for investment securities purchased                             7,388,295
Payable for shares of Beneficial Interest redeemed                         64,589
Accrued expenses                                                           76,427
                                                                        7,895,015
---------------------------------------------------------------------------------
Net Assets ($)                                                        293,749,636
---------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                       277,619,367
Accumulated net realized gain (loss) on investments                       400,721
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              15,729,548
---------------------------------------------------------------------------------
Net Assets ($)                                                        293,749,636

---------------------------------------------------------------------------------

Net Asset Value Per Share
                                    Class A            Class B            Class C
---------------------------------------------------------------------------------
Net Assets ($)                   237,027,248        54,929,274          1,793,114
Shares Outstanding                18,516,534         4,289,509            139,910
---------------------------------------------------------------------------------
Net Asset Value Per Share ($)          12.80             12.81              12.82

[FN]
See notes to financial statements.

                                                                The Fund     15

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

-------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------
Income
Interest Income                                                      17,375,449
Expenses:
Management fee--Note 3(a)                                             1,619,028
Shareholder servicing costs--Note 3(c)                                  913,720
Distribution fees--Note 3(b)                                            282,269
Professional fees                                                        37,343
Custodian fees                                                           31,969
Registration fees                                                        27,421
Prospectus and shareholders' reports                                     22,806
Trustees' fees and expenses--Note 3(d)                                    3,781
Loan commitment fees--Note 2                                              1,398
Miscellaneous                                                            21,652
Total Expenses                                                        2,961,387
Investment Income--Net                                               14,414,062
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               2,281,303
Net unrealized appreciation (depreciation) on investments              (767,158)
Net Realized and Unrealized Gain (Loss) on Investments                1,514,145
Net Increase in Net Assets Resulting from Operations                 15,928,207

[FN]
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSESTS

-------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                                      -------------------------
                                                            1999          1998
-------------------------------------------------------------------------------
Operations ($):
Investment income--net                                14,414,062    14,777,849
Net realized gain (loss) on investments                2,281,303     2,235,917
Net unrealized appreciation (depreciation)
   on investments                                       (767,158)    5,571,976
Net Increase (Decrease) in Net Assets
   Resulting from Operations                          15,928,207    22,585,742
-------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                       (11,917,210)  (12,500,637)
Class B shares                                        (2,449,931)   (2,239,844)
Class C shares                                           (46,921)      (37,368)
Net realized gain on investments:
Class A shares                                        (2,494,992)   (2,351,160)
Class B shares                                          (594,108)     (478,538)
Class C shares                                           (11,846)       (9,214)
Total Dividends                                      (17,515,008)  (17,616,761)
-------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                        17,942,916    10,666,412
Class B shares                                        12,817,223     9,479,918
Class C shares                                         1,297,795       397,388
Dividends reinvested:
Class A shares                                         9,379,044     9,470,425
Class B shares                                         2,144,631     1,897,891
Class C shares                                            49,513        42,365
Cost of shares redeemed:
Class A shares                                       (26,701,239)  (29,311,483)
Class B shares                                       (10,126,784)   (6,412,779)
Class C shares                                          (115,318)     (562,080)
Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions                    6,687,781    (4,331,943)
Total Increase (Decrease) in Net Assets                5,100,980       637,038
-------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                  288,648,656   288,011,618
End of Period                                        293,749,636   288,648,656

[FN]
See notes to financial statements.

                                                                The Fund     17

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

-------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                                      -------------------------
                                                            1999          1998
-------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                            1,387,167        824,378
Shares issued for dividends reinvested                   723,830        731,376
Shares redeemed                                       (2,065,623)    (2,266,154)
Net Increase (Decrease) in Shares Outstanding             45,374       (710,400)
-------------------------------------------------------------------------------
Class B
Shares sold                                              988,648        732,404
Shares issued for dividends reinvested                   165,437        146,494
Shares redeemed                                         (785,050)      (495,475)
Net Increase (Decrease) in Shares Outstanding            369,035        383,423
-------------------------------------------------------------------------------
Class C
Shares sold                                              100,043         30,611
Shares issued for dividends reinvested                     3,821          3,267
Shares redeemed                                           (8,879)       (43,810)
Net Increase (Decrease) in Shares Outstanding             94,985         (9,932)

[FN]
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------------------
                                                           Year Ended April 30,
                                            -----------------------------------------------
Class A Shares                                 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          12.86     12.65     12.58     12.62     12.70
Investment Operations:
Investment income--net                          .65       .67       .69       .71       .73
Net realized and unrealized gain (loss)
   on investments                               .08       .34       .17       .14      (.05)
Total from Investment Operations                .73      1.01       .86       .85       .68
Distributions:
Dividends from investment income--net          (.65)     (.67)     (.69)     (.71)     (.73)
Dividends from net realized gain
   on investments                              (.14)     (.13)     (.10)     (.18)     (.03)
Total Distributions                            (.79)     (.80)     (.79)     (.89)     (.76)
Net asset value, end of period                12.80     12.86     12.65     12.58     12.62
-------------------------------------------------------------------------------------------
Total Return (%)*                              5.72      8.09      6.91      6.77      5.63
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets         .91       .90       .91       .89       .92
Ratio of net investment income
   to average net assets                       5.00      5.17      5.40      5.49      5.84
Decrease reflected in above expense ratios
   due to undertakings by the Manager            --        --        --        --       .01
Portfolio Turnover Rate                       40.36     24.73     29.65     43.90     39.53
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)       237,027   237,618   242,572   257,639   273,225

*  Exclusive of sales load.

See notes to financial statements.

                                                                The Fund    19

-------------------------------------------------------------------------------------------
                                                           Year Ended April 30,
                                             ----------------------------------------------
Class B Shares                                 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          12.87     12.65     12.59     12.63     12.71
Investment Operations:
Investment income--net                          .58       .60       .62       .64       .66
Net realized and unrealized gain (loss)
   on investments                               .08       .35       .16       .14      (.05)
Total from Investment Operations                .66       .95       .78       .78       .61
Distributions:
Dividends from investment income--net          (.58)     (.60)     (.62)     (.64)     (.66)
Dividends from net realized gain
   on investments                              (.14)     (.13)     (.10)     (.18)     (.03)
Total Distributions                            (.72)     (.73)     (.72)     (.82)     (.69)
Net asset value, end of period                12.81     12.87     12.65     12.59     12.63
-------------------------------------------------------------------------------------------
Total Return (%)*                              5.17      7.62      6.27      6.19      5.06
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets        1.42      1.41      1.42      1.42      1.44
Ratio of net investment income
   to average net assets                       4.47      4.65      4.87      4.94      5.29
Decrease reflected in above expense ratios
   due to undertakings by the Manager            --        --        --        --       .01
Portfolio Turnover Rate                       40.36     24.73     29.65     43.90     39.53
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)        54,929    50,453    44,746    40,476    32,797

*  Exclusive of sales load.

See notes to financial statements.

-------------------------------------------------------------------------------------------
                                                              Year Ended April 30,
                                               --------------------------------------------
Class C Shares                                    1999         1998         1997      1996a
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             12.88        12.66        12.59     12.68
Investment Operations:
Investment income--net                             .55          .57          .59       .43
Net realized and unrealized gain (loss)
   on investments                                  .08          .35          .17       .09
Total from Investment Operations                   .63          .92          .76       .52
Distributions:
Dividends from investment income--net             (.55)        (.57)        (.59)     (.43)
Dividends from net realized gain on investments   (.14)        (.13)        (.10)     (.18)
Total Distributions                               (.69)        (.70)        (.69)     (.61)
Net asset value, end of period                   12.82        12.88        12.66     12.59
-------------------------------------------------------------------------------------------
Total Return (%)b                                 4.92         7.35         6.07      5.66c
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets           1.66         1.66         1.64      1.63c
Ratio of net investment income
   to average net assets                          4.20         4.38         4.44      4.66c
Portfolio Turnover Rate                          40.36        24.73        29.65     43.90
-------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)            1,793          579          694         1

a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.

See notes to financial statements.

                                                                The Fund     21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $11,771 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

                                                                The Fund 23

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,841 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $273,891 and $8,378, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $596,184, $136,945 and $2,793, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $124,835 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                The Fund 25

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $125,976,805 and $116,124,578, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $15,729,548, consisting of $16,245,789 gross unrealized appreciation and $516,241 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                         Ernst & Young LLP

New York, NY
June 2, 1999

                                                                The Fund     27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999.

--all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who ae Ohio residents, Ohio personal incomes taxes), and

--the fund hereby designates $.0860 per share as a long-term capital gain of the $.1358 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Ohio Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  057/619AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL
BOND INDEX

EXHIBIT A:

                                DREYFUS
                             PREMIER STATE
PERIOD   LEHMAN BROTHERS  MUNICIPAL BOND FUND,
            MUNICIPAL         OHIO SERIES
          BOND INDEX *      (CLASS A SHARES)

4/30/89           10,000                9,550
4/30/90           10,720               10,214
4/30/91           11,952               11,423
4/30/92           13,088               12,562
4/30/93           14,744               14,225
4/30/94           15,063               14,620
4/30/95           16,065               15,443
4/30/96           17,341               16,487
4/30/97           18,492               17,627
4/30/98           20,211               19,054
4/30/99           21,615               20,143

*Source: Lehman Brothers



Dreyfus Premier
State Municipal
Bond Fund,
Pennsylvania Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                   Contents

                   The Fund
---------------------------
               2   Letter from the President
               3   Discussion of Fund Performance
               6   Fund Performance
               8   Statement of Investments
              14   Statement of Assets and Liabilities
              15   Statement of Operations
              16   Statement of Changes in Net Assets
              18   Financial Highlights
              21   Notes to Financial Statements
              26   Report of Independent Auditors
              27   Important Tax Information

                   For More Information
---------------------------------------
                   Back Cover

                              Dreyfus Premier
                   State Municipal Bond Fund,
                          Pennsylvania Series

The Fund

Letter From The President
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Douglas Gaylor.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform?

The Fund's Class A shares produced a total return of 5.97% over the 12- month period ended April 30, 1999,1 compared to a total return of 5.49% for the average of the Lipper Pennsylvania Municipal Debt Funds category.2 The Fund produced a total return of 5.43% for Class B shares and 5.16% for Class C shares over the 12-month period ended April 30, 1999.1

We attribute the Fund's relative performance to its focus on high- quality municipal bonds issued by Pennsylvania, its municipalities and authorities. Lower-rated issues have remained fairly expensive compared to insured securities. The Fund has continued to take advantage of this tight spread relationship by favoring high-rated securities, which are more liquid. This strategy should help give the Fund more flexibility to react to a weak market, which can experience liquidity restraints.

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Pennsylvania tax-exempt income from a diversified portfolio of longer-term municipal bonds. We also seek to provide a competitive total return. To achieve these goals, we prefer to downplay interest rate trends and market forecasts in favor of rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income and price changes.

We try to allocate between one-half and three-quarters of the total portfolio to Pennsylvania bonds that we expect to provide consistently high yields. We often find such opportunities in Original Issue Discount bonds in the 15- to 20-year maturity range, for example. We not only look for bonds that we expect to provide highly competitive
                                                                    The Fund   3
yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them into the secondary market.

For the remainder of the portfolio, we look for bonds that we believe will offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our expectation is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax- exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, Pennsylvania and its municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

We have continued to search for bonds with attractive structures in Pennsylvania's municipal bond market. We have found such values, in our opinion, in bonds that were selling at a discount to their face values and that cannot be redeemed by their issuers anytime soon. In addition, we have continued to focus on high-quality issuers. Because the differences in yields between the highest-quality bonds and lower-quality bonds are narrow by historical standards, we currently see little reason to assume the added credit risk lower-rated bonds entail.

Over the longer term, we intend to remain vigilant in our efforts to identify tax-exempt Pennsylvania bonds that we believe are most likely to deliver an attractive combination of income and total return. We expect our bond structure analyses to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Pennsylvania residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

FUND PERFORMANCE

                                       $21,615
                                       Lehman Brothers Municipal Bond Index*
              [CHART]
                                       $20,925
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Pennsylvania Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
* Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/99

                              Inception                                       From
                                Date       1 Year    5 Years    10 Years    Inception
-------------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)      (7/30/87)     1.18%      6.37%       7.66%         --
without sales charge          (7/30/87)     5.97%      7.35%       8.16%         --

Class B Shares
with redemption*              (1/15/93)     1.46%      6.48%         --        6.42%
without redemption            (1/15/93)     5.43%      6.79%         --        6.42%

Class C Shares
with redemption**             (8/15/95)     4.16%        --          --        6.68%
without redemption            (8/15/95)     5.16%        --          --        6.68%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                The Fund     7

STATEMENT OF INVESTMENTS
APRIL 30, 1999

-----------------------------------------------------------------------------------------
                                                               Principal
Long-Term Municipal Investments--98.5%                         Amount ($)       Value ($)
-----------------------------------------------------------------------------------------
Pennsylvania--97.7%
Allegheny County Hospital Development Authority,
   Revenue, Refunding:
     (Health Center - UPMC Health System):
       4.50%, 8/1/2015 (Insured; MBIA)                          2,000,000      1,877,820
       4.625%, 12/15/2015 (Insured; AMBAC)                      3,415,000      3,271,365
       4.75%, 12/15/2016 (Insured; AMBAC)                       2,645,000      2,545,495
     (Hospital - South Hills Health) 5.125%, 5/1/2029           3,000,000      2,825,130
     (Health Center, University of Pittsburgh) 5.625%,
       4/1/2027 (Insured; MBIA)                                 1,300,000      1,361,321
Allegheny County Industrial Development Authority,
   Medical Center Revenue Refunding (Presbyterian
   Medical Center of Oakmont Pennsylvania, Inc.)
     6.75%, 2/1/2026 (Insured; FHA)                             1,815,000      2,004,432
Allegheny County Residential Finance Authority, SFMR:
   7.40%, 12/1/2022                                             1,550,000      1,626,725
   7.95%, 6/1/2023                                              1,025,000      1,068,173
Bangor Area School District, Refunding:
   4.50%, 3/15/2016 (Insured; FSA)                              2,040,000      1,932,349
   4.50%, Series B 3/15/2017 (Insured; FSA)                     1,205,000      1,132,242
   4.50%, Series C 3/15/2017 (Insured; FSA)                     2,130,000      2,001,391
Beaver County Industrial Development Authority,
   Exempt Facilities Revenue (Shippingport Project)
   5.375%, 6/1/2028 (Insured; AMBAC)                            2,500,000      2,512,325
Beaver County Industrial Development Authority, PCR,
   Refunding: (Ohio Edison Project) 7.75%, 9/1/2024             3,150,000      3,243,398
   (Pennsylvania Power Company Mansfield Project)
     7.15%, 9/1/2021                                            3,000,000      3,195,090
Berks County Municipal Authority, Revenue
   Refunding (Phoebe - Devitt Homes Project)
   5.50%, 5/15/2015                                             2,280,000      2,195,321
Blair County Hospital Authority, Revenue (Altoona
   Hospital Project) 6.375%, 7/1/2013 (Insured; AMBAC)          5,000,000      5,424,000
Bradford County Industrial Development Authority,
   SWDR (International Paper Company Projects)
   6.60%, 3/1/2019                                              4,250,000      4,615,543
Butler Area School District, Refunding
   4.75%, 10/1/2022 (Insured; FGIC)                             1,000,000        946,550
Coatesville Area School District 4.50%, 10/1/2016
   (Insured; FSA)                                               7,355,000      6,967,244
Dauphin County General Authority, Revenue
   (Office and Parking, Riverfront Office)
   6%, 1/1/2025                                                 3,000,000      3,002,850


-----------------------------------------------------------------------------------------
                                                               Principal
Long-Term Municipal Investments (continued)                    Amount ($)       Value ($)
-----------------------------------------------------------------------------------------
Pennsylvania (continued)
Downingtown Area School District 5.55%, 4/1/2018                1,540,000      1,601,400
Erie, Refunding:
   Zero Coupon, 11/15/2019 (Insured; FSA)                       1,685,000        584,644
   Zero Coupon, 11/15/2020 (Insured; FSA)                       2,110,000        692,418
Erie County Higher Education Building Authority,
   College Revenue, Refunding (Mercyhurst College
   Project) 5.75%, 3/15/2020                                    2,000,000      2,049,420
Erie School District, Refunding, Zero Coupon, 9/1/2015
   (Insured; FSA)                                               1,135,000        502,533
Gettysburg Municipal Authority, College Revenue
   (Gettysburg College)
   4.75%, 8/15/2023 (Insured; AMBAC)                            2,000,000      1,891,000
Girtys Run Joint Sewer Authority, Sewer Revenue
   4.50%, 11/1/2020 (Insured; FSA)                              4,580,000      4,203,982
Harrisburg, Refunding:
   Zero Coupon, Series D, 9/15/2010 (Insured; AMBAC)            1,510,000        885,253
   Zero Coupon, Series F, 9/15/2010 (Insured; AMBAC)            1,350,000        791,451
Harrisburg Authority, Office and Parking Revenue:
   5.75%, 5/1/2008                                              1,000,000      1,004,530
   6%, 5/1/2019                                                 2,000,000      2,008,960
   Revenue (Pooled Bond Program)
     5.625%, 9/15/2022 (Insured; MBIA)                          1,000,000      1,048,200
Harrisburg Redevelopment Authority, Revenue:
   Zero Coupon, 5/1/2018 (Insured; FSA)                         2,750,000      1,031,003
   Zero Coupon, 11/1/2018 (Insured; FSA)                        2,750,000      1,004,713
   Zero Coupon, 11/1/2019 (Insured; FSA)                        2,750,000        950,373
   Zero Coupon, 5/1/2020 (Insured; FSA)                         2,750,000        924,165
   Zero Coupon, 11/1/2020 (Insured; FSA)                        2,750,000        894,850
Lancaster Area Sewer Authority, Revenue
   4.50%, 4/1/2018 (Insured; MBIA)                              2,730,000      2,534,150
Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue, Refunding
   (Pennsylvania Gas and Water Company Project)
   7.125%, 12/1/2022                                            4,000,000      4,417,080
Montgomery County Higher Educational and Health
   Authority, Revenue First Mortgage (Montgomery
   Income Project) 10.50%, 9/1/2020                             2,895,000      3,090,384
Montgomery County Industrial Development Authority,
   RRR 7.50%, 1/1/2012 (LOC; Banque Paribas)                   14,715,000     15,517,115
Montour School District, Refunding, Notes:
   Zero Coupon, 1/1/2024 (Insured; FGIC)                        1,155,000        310,245
   Zero Coupon, 1/1/2025 (Insured; FGIC)                        2,015,000        511,891

                                                                The Fund     9

-----------------------------------------------------------------------------------------
                                                               Principal
Long-Term Municipal Investments (continued)                    Amount ($)       Value ($)
-----------------------------------------------------------------------------------------
Pennsylvania (continued)
Norristown Municipal Waste Authority, Sewer Revenue
   5.125%, 11/15/2023 (Insured; FGIC)                           4,250,000      4,214,725
Norristown, Refunding (Asset Guaranty)
   Zero Coupon, 12/15/2014                                      1,465,000        650,900
Northampton County Industrial Development Authority,
   PCR, Refunding (Bethlehem Steel) 7.55%, 6/1/2017             5,700,000      6,178,059
Pennsylvania, COP, Refunding 5%, 7/1/2015
   (Insured; AMBAC)                                            11,885,000     11,799,547
Pennsylvania Economic Development Financing
   Authority: RRR (Northampton Generating Project):
     6.40%, 1/1/2009                                            2,500,000      2,639,650
     6.50%, 1/1/2013                                            6,500,000      6,880,445
   Wastewater Treatment Revenue (Sun Co. Inc. -
     R and M Project) 7.60%, 12/1/2024                          4,240,000      4,796,754
Pennsylvania Higher Education Assistance Agency,
   Student Loan  Revenue
   7.05%, 10/1/2016 (Insured; AMBAC)                            2,500,000      2,768,275
Pennsylvania Housing Finance Agency:
   6.50%, 7/1/2023                                              2,750,000      2,932,188
   Single Family Mortgage:
     6.75%, 4/1/2016                                            3,000,000      3,170,850
     6.85%, 4/1/2016 (Insured; FHA)                             3,700,000      3,881,633
     6.90%, 4/1/2025                                            6,250,000      6,743,313
Pennsylvania State Higher Educational Facilities
   Authorities, Revenue (UPMC Health System)
   4.875%, 8/1/2019 (Insured; FSA)                              2,700,000      2,566,377
Philadelphia:
   Gas Works Revenue:
     5.25%, 8/1/2024 (Insured; FSA)                             5,000,000      5,031,050
     6.375%, 7/1/2026 (Insured; CMAC)                           6,885,000      7,605,309
   Water and Wastewater Revenue, Refunding:
     5.75%, 6/15/2013 (Insured; MBIA)                           8,000,000      8,588,480
     5.25%, 6/15/2023 (Insured; MBIA)                          15,755,000     15,839,920
Philadelphia, Refunding 4.75%, 5/15/2020
   (Insured; FGIC)                                              9,100,000      8,629,803
Philadelphia Authority for Industrial Development,
   Industrial and Commercial Revenue (Girard Estate
   Coal Mining Project) 5.50%, 11/15/2016                       1,000,000      1,039,020
Philadelphia Hospital and Higher Education Facilities
   Authority, HR (Refunding - Temple University
   Hospital) 6.625%, 11/15/2023                                16,240,000     17,205,306


-----------------------------------------------------------------------------------------
                                                               Principal
Long-Term Municipal Investments (continued)                    Amount ($)       Value ($)
-----------------------------------------------------------------------------------------
Philadelphia (continued):
Philadelphia School District 4.50%, 4/1/2023
   (Insured; MBIA)                                              4,000,000      3,647,160
Pittsburgh Urban Redevelopment Authority:
   Mortgage Revenue:
     7.05%, 4/1/2023                                            1,785,000      1,872,679
     (Refunding - Sidney Square Project)
       6.65%, 9/1/2028                                          3,350,000      3,547,751
   Single Family Mortgage 7.40%, 4/1/2024                         860,000        899,526
Pottstown School District 4.75%, 6/1/2022
   (Insured; MBIA)                                              3,760,000      3,560,531
Schuylkill County Industrial Development Authority,
   Refunding First Mortgage Revenue (Valley Health
   Concerns) 8.75%, 3/1/2012                                    2,500,000      2,519,399
Southeastern Transportation Authority, Special Revenue
   4.75%, 3/1/2024 (Insured; FGIC)                              2,775,000      2,618,378
Spring-Ford Area School District 4.75%, 3/1/2022
   (Insured; FGIC)                                              6,835,000      6,474,316
Washington County Industrial Development Authority,
   PCR (West Pennsylvania Power Company Mitchell)
   6.05%, 4/1/2014 (Insured; AMBAC)                             3,000,000      3,264,809
Washington County Industrial Development Authority,
   Revenue, Refunding (Presbyterian Medical Center)
   6.75%, 1/15/2023 (Insured; FHA)                              3,000,000      3,278,219
West Shore Area Hospital Authority, HR, Refunding
   (Holy Spirit Hospital Project) 5.65%, 1/1/2017
   (Insured; MBIA)                                              2,200,000      2,294,335
U.S. Related--.8%
Guam Airport Authority, Revenue, Refunding
   6.50%, 10/1/2023                                             2,000,000      2,183,459
Total Long-Term Municipal Investments
   (cost $251,255,666)                                                       261,520,690

                                                                The Fund     11

                                                               Principal
Short-Term Municipal Investments--2.1%                         Amount ($)       Value ($)
-----------------------------------------------------------------------------------------
Pennsylvania--2.1%
Philadelphia Authority, IDR, VRDN (Fox Chase Cancer
   Center Project 4.30%a                                        1,200,000      1,200,000
Philadelphia Hospitals and Higher Education Facilities
   Authority, HR, VRDN (Children's Hospital of
   Philadelphia Project) 4.25%a                                 2,300,000      2,300,000
Schuylkill County Industrial Development Authority, RRR
   VRDN, Refunding (Northeastern Power Company)
   4.35% (LOC: Credit Local De France)a                         2,000,000      2,000,000
Total Short-Term Municipal Investments
   (cost $5,500,000)                                                           5,500,000
-----------------------------------------------------------------------------------------
Total Investments (cost $256,755,666)                              100.6%    267,020,690
Liabilities, Less Cash and Receivables                               (.6%)    (1,525,489)
Net Assets                                                         100.0%    265,495,201

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC  American Municipal Bond            LOC   Letter of Credit
         Assurance Corporation            MBIA  Municial Bond Investors
COP    Certificate of Participation               Assurance Insurance
FGIC   Financial Guaranty                         Corporation
         Insurance Company                PCR   Pollution Control Revenue
FHA    Federal Housing Administration     RRR   Resources Recovery Revenue
FSA    Financial Security Assurance       SFMR  Single Family Mortgage
HR     Hospital Revenue                           Revenue
IDR    Industrial Development Revenue     SWDR  Solid Waste Disposal Revenue
CMAC   Capital Market                     VRDN  Variable Rate Demand Notes
         Assurance Corporation

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch       or      Moody's       or      Standard & Poor's      Value (%)
--------------------------------------------------------------------------------
AAA                 Aaa                   AAA                        58.0
AA                  Aa                    AA                          6.4
A                   A                     A                          10.2
BBB                 Baa                   BBB                        15.8
F1                  MIG1/P1               SP1/A1                      2.1
Not Rated b         Not Ratedb            Not Ratedb                  7.5
                                                                    100.0

[FN]
a Securities payable on demand. Variable interest rate--subject to periodic change.
b  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

                                                                 Cost            Value
-----------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments        256,755,666   267,020,690
Interest receivable                                                            4,246,703
Receivable for investment securities sold                                        540,393
Receivable for shares of Beneficial Interest subscribed                          246,910
Prepaid expenses                                                                  18,008
                                                                             272,072,704
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                    120,434
Due to Distributor                                                                83,830
Cash overdraft due to Custodian                                                  306,062
Receivable for investment securities purchased                                 5,819,959
Payable for shares of Beneficial Interest redeemed                               193,062
Accrued expenses                                                                  54,156
                                                                               6,577,503
Net Assets ($)                                                               265,495,201
Composition of Net Assets ($):
Paid-in capital                                                              251,787,078
Accumulated net realized gain (loss) on investments                            3,443,099
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                     10,265,024
Net Assets ($)                                                               265,495,201

Net Asset Value Per Share
                                          Class A           Class B          Class C
Net Assets ($)                         195,728,239         68,869,140         897,822
Shares Outstanding                      11,820,802          4,160,797          54,187
Net Asset Value Per Share ($)                16.56              16.55           16.57

[FN]
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

Investment Income ($)
-----------------------------------------------------------------------------------------
Income
Interest Income                                                               15,704,737
Expenses:
Management fee--Note 3(a)                                                      1,484,169
Shareholder servicing costs--Note 3(c)                                           877,709
Distribution fees--Note 3(b)                                                     377,263
Professional fees                                                                 32,378
Custodian fees                                                                    29,689
Registration fees                                                                 20,926
Prospectus and shareholders' reports                                              18,619
Trustees' fees and expenses--Note 3(d)                                             3,492
Loan commitment fees--Note 2                                                         982
Miscellaneous                                                                     15,756
Total Expenses                                                                 2,860,983
Investment Income--Net                                                        12,843,754
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                        5,906,216
Net unrealized appreciation (depreciation) on investments                     (3,365,196)
Net Realized and Unrealized Gain (Loss) on Investments                         2,541,020
Net Increase in Net Assets Resulting from Operations                          15,384,774

[FN]
See notes to financial statements.

                                                                The Fund     15

STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year Ended April 30,
                                                              --------------------------
                                                                  1999           1998
-----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                         12,843,754     13,622,614
Net realized gain (loss) on investments                         5,906,216      4,306,524
Net unrealized appreciation (depreciation)
   on investments                                              (3,365,196)     7,422,966
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                   15,384,774     25,352,104
-----------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                                 (9,548,326)   (10,251,754)
Class B shares                                                 (3,269,922)    (3,365,617)
Class C shares                                                    (25,507)        (5,243)
Net realized gain on investments:
Class A shares                                                 (3,137,642)    (3,140,732)
Class B shares                                                 (1,225,935)    (1,153,373)
Class C shares                                                     (9,155)        (1,463)
Total Dividends                                               (17,216,487)   (17,918,182)
-----------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                                 15,324,595      6,668,660
Class B shares                                                  9,317,671      6,213,872
Class C shares                                                    888,826        430,820
Dividends reinvested:
Class A shares                                                  6,692,004      7,117,723
Class B shares                                                  2,958,657      2,937,128
Class C shares                                                     12,609          4,659
Cost of shares redeemed:
Class A shares                                                (21,037,691)   (24,469,890)
Class B shares                                                (17,742,150)    (7,890,851)
Class C shares                                                   (460,642)        (4,646)
Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions                            (4,046,121)    (8,992,525)
Total Increase (Decrease) in Net Assets                        (5,877,834)    (1,558,603)
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                           271,373,035    272,931,638
End of Period                                                 265,495,201    271,373,035

[FN]
See notes to financial statements.

                                                                  Year Ended April 30,
                                                               -------------------------
                                                                  1999           1998
----------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                                       918,902        398,013
Shares issued for dividends reinvested                            398,920        424,787
Shares redeemed                                                (1,253,979)    (1,461,282)
Net Increase (Decrease) in Shares Outstanding                      63,843       (638,482)
----------------------------------------------------------------------------------------
Class B
Shares sold                                                       556,572        370,499
Shares issued for dividends reinvested                            176,403        175,370
Shares redeemed                                                (1,062,694)      (471,922)
Net Increase (Decrease) in Shares Outstanding                    (329,719)        73,947
----------------------------------------------------------------------------------------
Class C
Shares sold                                                        53,260         25,755
Shares issued for dividends reinvested                                752            277
Shares redeemed                                                   (27,571)          (275)
Net Increase (Decrease) in Shares Outstanding                      26,441         25,757

[FN]
See notes to financial statements.

                                                                The Fund     17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


                                                              Year Ended April 30,
                                              ---------------------------------------------------
Class A Shares                                  1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          16.68      16.23      16.17      16.12      16.01
Investment Operations:
Investment income--net                          .82        .85        .85        .87        .91
Net realized and unrealized gain (loss)
   on investments                               .16        .71        .24        .32        .11
Total from Investment Operations                .98       1.56       1.09       1.19       1.02
Distributions:
Dividends from investment income--net          (.82)      (.85)      (.85)      (.87)      (.91)
Dividends from net realized gain
   on investments                              (.28)      (.26)      (.18)      (.27)        --
Total Distributions                           (1.10)     (1.11)     (1.03)     (1.14)      (.91)
Net asset value, end of period                16.56      16.68      16.23      16.17      16.12
Total Return (%)*                              5.97       9.83       6.89       7.46       6.65
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets         .92        .92        .92        .92        .92
Ratio of net investment income
   to average net assets                       4.90       5.09       5.22       5.28       5.77
Decrease reflected in above expense ratios
   due to undertakings by the Manager            --         --         --         --        .01
Portfolio Turnover Rate                       48.14      34.82      60.57      52.69      55.19
Net Assets, end of period ($ X 1,000)       195,728    196,055    201,229    216,802    219,949

*  Exclusive of sales load.
See notes to financial statements.

18


                                                              Year Ended April 30,
                                              ---------------------------------------------------
Class B Shares                                  1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period          16.67      16.23      16.16      16.11      16.01
Investment Operations:
Investment income--net                          .74        .77        .77        .79        .83
Net realized and unrealized gain (loss)
   on investments                               .16        .70        .25        .32        .10
Total from Investment Operations                .90       1.47       1.02       1.11        .93
Distributions:
Dividends from investment income--net          (.74)      (.77)      (.77)      (.79)      (.83)
Dividends from net realized gain
   on investments                              (.28)      (.26)      (.18)      (.27)        --
Total Distributions                           (1.02)     (1.03)      (.95)     (1.06)      (.83)
Net asset value, end of period                16.55      16.67      16.23      16.16      16.11
-----------------------------------------------------------------------------------------------
Total Return (%)*                              5.43       9.20       6.41       6.92       6.02
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets        1.43       1.43       1.43       1.43       1.44
Ratio of net investment income
   to average net assets                       4.39       4.57       4.71       4.76       5.22
Decrease reflected in above expense ratios
   due to undertakings by the Manager            --         --         --         --        .01
Portfolio Turnover Rate                       48.14      34.82      60.57      52.69      55.19
Net Assets, end of period ($ X 1,000)        68,869     74,855     71,671     72,610     70,062

*  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund    19

                                                            Year Ended April 30,
                                                -------------------------------------------
Class C Shares                                    1999       1998       1997       1996a
-------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period            16.69      16.23      16.16      16.18
Investment Operations:
Investment income--net                            .69        .70        .69        .53
Net realized and unrealized gain (loss)
   on investments                                 .16        .72        .25        .25
Total from Investment Operations                  .85       1.42        .94        .78
Distributions:
Dividends from investment income--net            (.69)      (.70)      (.69)      (.53)
Dividends from net realized gain on investments  (.28)      (.26)      (.18)      (.27)
Total Distributions                              (.97)      (.96)      (.87)      (.80)
Net asset value, end of period                  16.57      16.69      16.23      16.16
Total Return (%)b                                5.16       8.91       5.92       6.71c
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets          1.69       1.69       1.83       1.70c
Ratio of net investment income
   to average net assets                         4.07       3.98       4.28       4.46c
Portfolio Turnover Rate                         48.14      34.82      60.57      52.69
Net Assets, end of period ($ x 1,000)             898        463         32         21

a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non- diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Pennsylvania Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued

                                                                     The Fund 21
each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $21,223 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.


                                                                The Fund     23

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,777 during the period ended April 30, 1999, from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $372,567 and $4,696, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999 Class A, Class B and Class C shares were charged $486,774, $186,283 and $1,565, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $128,265 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $128,967,774 and $135,746,679 respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $10,265,024, consisting of $10,793,770 gross unrealized appreciation and $528,746 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Fund     25

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                Ernst & Young LLP

New York, NY
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

    -- all the dividends paid from investment income--net are "exempt -interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

    -- the Fund hereby designates $.2003 per share as a long-term capital gain distribution of the $.2751 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                                The Fund     27

NOTES

For More Information

Dreyfus
State Municipal Bond Fund,
Pennsylvania Series

200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation  058/620AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA
SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL
BOND INDEX

EXHIBIT A:

                              DREYFUS
                           PREMIER STATE
PERIOD LEHMAN BROTHERS MUNICIPAL BOND FUND,
          MUNICIPAL     PENNSYLVANIA SERIES
         BOND INDEX *    (CLASS A SHARES)

4/30/89         10,000                9,548
4/30/90         10,720               10,235
4/30/91         11,952               11,437
4/30/92         13,088               12,692
4/30/93         14,744               14,365
4/30/94         15,063               14,676
4/30/95         16,065               15,652
4/30/96         17,341               16,820
4/30/97         18,492               17,979
4/30/98         20,211               19,746
4/30/99         21,615               20,925

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Texas Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

          Contents
          THE FUND
------------------
     2    Letter from the President
     3    Discussion of Fund Performance
     6    Fund Performance
     8    Statement of Investments
    13    Statement of Assets and Liabilities
    14    Statement of Operations
    15    Statement of Changes in Net Assets
    17    Financial Highlights
    20    Notes to Financial Statements
    25    Report of Independent Auditors
    26    Important Tax Information

          FOR MORE INFORMATION
-----------------------------
          Back Cover

           Dreyfus Premier           The Fund
State Municipal Bond Fund,
              Texas Series

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Douglas Gaylor.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Texas Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform?

The Fund's Class A shares produced a total return of 5.66% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.56% for the average of the Lipper Texas Municipal Debt Funds category.2 The Fund produced a total return of 5.13% for Class B shares and 4.86% for Class C shares over the 12-month period ended April 30, 1999.1

We attribute the Fund's relative performance to its focus on high-quality municipal bonds issued by Texas, its municipalities and authorities. Lower-rated issues have remained fairly expensive when compared to insured securities. The Fund has continued to take advantage of this tight spread relationship by favoring higher-rated securities, which are more liquid. It is our belief that this strategy may give the Fund more flexibility to react to a weak market, which can experience liquidity constraints.

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Texas tax-exempt income from a diversified portfolio of longer-term municipal bonds. We also seek to provide a competitive total return. To achieve these goals, we prefer to downplay interest rate trends and market forecasts in favor of rigorous analysis of each individual bond's structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, which is the combination of income and price changes.

We try to allocate between one-half and three-quarters of the total portfolio to Texas bonds that we expect to provide consistently high yields. We often find such opportunities in Original Issue Discount bonds in the 15- to 20-year maturity range, for example. We not only look for bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them into the secondary market.

                                                                The Fund      3

For the remainder of the portfolio, we look for bonds that we believe will offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our expectation is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, many Texas municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

We have continued to search for bonds with attractive structures in Texas's municipal bond market. We have found such values, in our opinion, in bonds that were selling at a discount to their face values that cannot be redeemed by their issuers anytime soon. In addition, we have continued to focus on high-quality issuers. Because the differences in yields between the highest-quality bonds and lower-quality bonds are narrow by historical standards, we currently see little reason to assume the added credit risk lower-rated bonds entail.

Over the longer term, we intend to remain vigilant in our efforts to identify tax-exempt Texas bonds that we believe are most likely to deliver an attractive combination of income and total return. We expect our bond structure analyses to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Texas residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund      5

FUND PERFORMANCE

                                       $21,625
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Texas Series
                                       (Class A Shares)
              [CHART]
                                       $21,615
                                       Lehman Brothers Municipal Bond Index*

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

[FN]
*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Texas Series (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Texas municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Texas municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/99
------------------------------------------------------------------------------------
                             Inception                                    From
                               Date        1 Year    5 Years  10 Years  Inception
------------------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)     (5/28/87)      0.91%      6.83%     8.02%        -
without sales charge         (5/28/87)      5.66%      7.82%     8.52%        -
Class B Shares
with redemption*             (1/15/93)      1.19%      6.96%        -      6.92%
without redemption           (1/15/93)      5.13%      7.26%        -      6.92%
Class C Shares
with redemption**            (8/15/95)      3.87%          -        -      7.03%
without redemption           (8/15/95)      4.86%          -        -      7.03%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                The Fund     7

STATEMENT OF INVESTMENTS
April 30, 1999

-------------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments-96.9%                 Amount ($)         Value ($)
-------------------------------------------------------------------------------------
Aledo Independent School District,
  Unlimited Tax School Building and Refunding
  (Permanent School Fund Guaranteed)
  Zero Coupon, 2/15/2014                              1,225,000            590,046
Brazos County Housing Finance Corp., SFMR,
  Refunding 5.75%, 3/1/2017                              15,000             15,575
Brazos Higher Education Authority Inc.,
  Student Loan Revenue, Refunding
  6.80%, 12/1/2004                                      700,000            773,983
Clear Creek Independent School District
  (Permanent School Fund Guaranteed)
  4.25%, 2/1/2013                                     1,475,000          1,410,395
Coastal Water Authority,
  Water Conveyance System, Refunding
  6.25%, 12/15/2017 (Insured; AMBAC)                  5,885,000          6,279,707
Dallas-Fort Worth Regional Airport, Joint Revenue
  6.625%, 11/1/2021 (Insured; FGIC)                   1,250,000          1,323,212
Denison Hospital Authority, HR
  (Texoma Medical Center Project) 6.125%, 8/15/2017     750,000            774,727
Eanes Independent School District, Refunding
  (Permanent School Fund Guaranteed)
  4.50%, 8/1/2017a                                    1,400,000          1,307,992
El Paso, Certificate of Obligation 5%, 8/15/2018
  (Insured; FGIC)                                     1,685,000          1,675,598
El Paso Housing Authority, Multi-Family Revenue
  (Section 8 Projects) 6.25%, 12/1/2009               2,510,000          2,658,818
El Paso Independent School District, Refunding
  (Permanent School Fund Guaranteed)
  Zero Coupon, 8/15/2013                              1,000,000            473,170
Grape Creek-Pulliam Independent School District
  Public Facility Corp., School Facility LR
  7.25%, 5/15/2021                                    2,200,000          2,486,022
Grapevine-Colleyville Independent School District,
  Unlimited Tax School Building and Refunding
  (Permanent School Fund Guaranteed):
     Zero Coupon, 8/15/2017                           2,590,000          1,021,807
     Zero Coupon, 8/15/2018                           2,390,000            887,765
Gulf Coast Waste Disposal Authority, SWDR
  (Champion International Corp. Project):
     7.25%, 4/1/2017 (Prerefunded 4/1/2002)b            440,000            488,598
     7.25%, 4/1/2017                                    560,000            606,844

8

-------------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount ($)         Value ($)
-------------------------------------------------------------------------------------
Gunter Independent School District, Refunding
  (Permanent School Fund Guaranteed)
  6.05%, 8/15/2026                                    1,020,000          1,108,883
Hillsboro Independent School District, Refunding
  (Permanent School Fund Guaranteed)
  5.25%, 8/15/2026                                    1,750,000          1,757,437
Houston
  Airport System Special Facilities Revenue
     (Automated People Mover Project)
     5.375%, 7/15/2009 (Insured; FSA)                 2,000,000          2,109,720
  Water and Sewer System Revenue, Refunding
     (Junior Lien)
     5.25%, 12/1/2025 (Insured; FGIC)                 2,625,000          2,643,559
Houston Independent School District
  (Permanent School Fund Guaranteed):
     Zero Coupon, 8/15/2015                           3,000,000          1,331,220
     4.75%, 2/15/2022                                 2,500,000          2,364,975
Irving Independent School District
  (Permanent School Fund Guaranteed):
     Zero Coupon, 2/15/2010                           1,985,000          1,201,084
     Refunding, Zero Coupon, 2/15/2016                1,000,000            429,280
Katy Independent School District,
  Limited Tax Refunding and School Building
  (Permanent School Fund Guaranteed)
  4.75%, 2/15/2021                                    1,295,000          1,226,728
La Porte Independent School District
  (Permanent School Fund Guaranteed)
  4.50%, 2/15/2017a                                   1,000,000            935,310
Lakeway Municipal Utility District, Refunding
  Zero Coupon, 9/1/2013 (Insured; FGIC)               1,850,000            917,767
Leon County, PCR, Refunding (Nucor Corp. Project)
  7.375%, 8/1/2009                                      750,000            814,943
Misson Consolidated Independent School District
  (Permanent School Fund Guaranteed) 5%, 2/15/2016    2,485,000          2,490,939
Montgomery County Health Facilities
  Development Corp., Hospital Mortgage Revenue
  (Woodlands Medical Center Project)
  8.85%, 8/15/2014 (Prerefunded 8/15/1999)b             545,000            564,805
North Texas Higher Education Authority, Inc.,
  Student Loan Revenue
  7.25%, 4/1/2003 (Insured; AMBAC)                    1,000,000          1,049,290

                                                                The Fund      9

-------------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount ($)         Value ($)
-------------------------------------------------------------------------------------
Port of Bay City Authority, Matagorda County Revenue
  (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026    3,500,000          3,809,855
Round Rock Independent School District
  (Permanent School Fund Guaranteed)
  4.50%, 8/1/2016                                     1,950,000          1,845,597
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023  2,405,000          2,579,723
Texas Department Housing and
  Community Affairs, MFHR
  (Harbors and Plumtree) 6.35%, 7/1/2016              1,300,000          1,375,738
Texas Higher Education Coordinating Board,
  College Student Loan Revenue
  7.30%, 10/1/2003                                      465,000            504,255
Texas National Research Laboratory Commission
  Financing Corp., LR
  (Superconducting Super Collider) 6.95%, 12/1/2012     700,000            835,051
Texas Public Finance Authority, Building Revenue
  (State Preservation Board Project)
  4.50%, 2/1/2018 (Insured; AMBAC)                    2,805,000          2,614,372
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation)
  8.875%, 9/1/2011 (Prerefunded 9/1/2001)b              455,000            514,623
Texas Southern University, Revenue
  5.75%, 8/1/2018 (Insured; MBIA)
  (Prerefunded 8/1/2003)b                             3,490,000          3,790,594
Texas, University System Revenue Financing System
  4.75%, 3/15/2016 (Insured; FSA)                     1,595,000          1,557,812
Texoma Housing Finance Corp., SFMR, Refunding
  5.75%, 9/1/2017                                       235,000            241,079
Tomball Hospital Authority, Revenue,
  Refunding 6%, 7/1/2013                              5,000,000          5,110,500
Tomball Independent School District, Refunding
  (Permanent School Fund Guaranteed)
  4.75%, 2/15/2020                                    2,515,000          2,395,060
Tyler Health Facility Development Corp., HR
  (East Texas Medical Center Regional Health)
  6.625%, 11/1/2011                                   1,605,000          1,555,389
Victoria, Utility System Revenue 4.75%, 12/1/2022     1,105,000          1,044,269
Waller Consolidated Independent School District
  (Permanent School Fund Guaranteed)
  5.25%, 2/15/2021                                    1,000,000          1,006,570

10

-------------------------------------------------------------------------------------
                                                       Principal
Long-Term Municipal Investments (continued)           Amount ($)         Value ($)
-------------------------------------------------------------------------------------
Waxahachie Community Development Corp.,
  Sales Tax Revenue:
     Zero Coupon, 8/1/2020 (Insured; MBIA)            1,430,000            447,204
     Zero Coupon, 8/1/2023 (Insured; MBIA)            1,000,000            262,130
West Side Calhoun County Navigation District, SWDR
  (Union Carbide Chemical and Plastics)
  8.20%, 3/15/2021                                      500,000            540,370
Total Long-Term Municipal Investments
  (cost $72,374,076)                                                    75,750,390

                                                     Principal
Short-Term Municipal Investments-2.8%                Amount ($)         Value ($)
-------------------------------------------------------------------------------------
Brazos River Authority, PCR, Refunding,
  VRDN (Utility Electric Co.)
  4.30%, (Insured; AMBAC)c                            1,200,000          1,200,000
West Side Calhoun County Navigation District,
  Sewer and SWDR, VRDN
  (BP Chemicals Inc. Project) 4.30%c                  1,000,000          1,000,000
Total Short-Term Municipal Investments
(cost $2,200,000)                                                        2,200,000

-------------------------------------------------------------------------------------
Total Investments (cost $74,574,076)                      99.7%         77,950,390
Cash and Receivables (Net)                                  .3%            217,122
Net Assets                                               100.0%         78,167,512

                                                                The Fund     11

Summary of Abbreviations
AMBAC       American Municipal Bond     MBIA          Municipal Bond
              Assurance Corporation                     Investors Assurance
FGIC        Financial Guaranty                          Insurance Corporation
              Insurance Company         MFHR          Multi-Family
FSA         Financial Security                          Housing Revenue
              Assurance                 PCR           Pollution Control Revenue
HR          Hospital Revenue            SFMR          Single Family
LR          Lease Revenue                             Mortgage Revenue
                                        SWDR          Solid Waste Disposal Revenue
                                        VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch      or      Moody's      or      Standard & Poor's         Value(%)
----------------------------------------------------------------------------
AAA                Aaa                  AAA                         65.2
AA                 Aa                   AA                           4.3
A                  A                    A                           11.6
BBB                Baa                  BBB                         12.7
B                  B                    B                            2.0
F1                 MIG1/P1              SP1/A1                       2.8
Not Rated (d)      Not Rated (d)        Not Rated (d)                1.4
                                                                   100.0

a   Purchased on a delayed delivery basis.
b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Securities payable on demand. Variable interest rate-subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the manager to be of comparable quality to those rated securities in which the Fund may invest.
e At April 30, 1999, the Fund had $22,323,555 (28.6%) of net assets invested in securities whose payment of principal and interest is dependant upon revenues generated from city-municipal go projects.
f At April 30, 1999, 30.4% of the Fund's net assets are guaranteed by Permanent School Fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

-------------------------------------------------------------------------------------
                                                               Cost          Value
-------------------------------------------------------------------------------------
Assets ($):
Investments in securities-See Statement of Investments   74,574,076     77,950,390
Receivable for investment securities sold                                1,505,651
Interest receivable                                                      1,210,462
Receivable for shares of Beneficial Interest subscribed                     31,342
Prepaid expenses                                                            24,251
                                                                        80,722,096
-------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                               27,880
Due to Distributor                                                          23,673
Cash overdraft due to Custodian                                            224,505
Payable for investment securities purchased                              2,268,960
Payable for shares of Beneficial Interest redeemed                           2,500
Accrued expenses                                                             7,066
                                                                         2,554,584
-------------------------------------------------------------------------------------
Net Assets ($)                                                          78,167,512
-------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                         74,195,402
Accumulated net realized gain (loss) on investments                        595,796
Accumulated net unrealized appreciation (depreciation)
  on investments-Note 4                                                  3,376,314
Net Assets ($)                                                          78,167,512

--------------------------------------------------------------------------------
Net Asset Value Per Share

-------------------------------------------------------------------------------------
                             Class A               Class B               Class C
----------------------------------------------------------------------------------
Net Assets ($)               60,515,899             17,031,319           620,294
Shares Outstanding            2,831,295                797,016            29,037
Net Asset Value Per Share ($)     21.37                  21.37             21.36

See notes to financial statements.

                                                                The Fund     13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

-------------------------------------------------------------------------------------
Investment Income ($)
-------------------------------------------------------------------------------------
Income
Interest Income                                                          4,365,180
Expenses:
Management fee-Note 3(a)                                                   441,230
Shareholder servicing costs-Note 3(c)                                      236,338
Distribution fees-Note 3(b)                                                102,669
Registration fees                                                           17,978
Professional fees                                                           12,744
Prospectus and shareholders' reports                                         9,775
Custodian fees                                                               9,254
Trustees' fees and expenses-Note 3(d)                                        1,002
Loan commitment fees-Note 2                                                    387
Miscellaneous                                                                9,725
Total Expenses                                                             841,102
Less-reduction in management fee due to
  undertaking-Note 3(a)                                                    (56,145)
Net Expenses                                                               784,957
Investment Income-Net                                                    3,580,223
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments-Note 4:
  Net realized gain (loss) on investments                                1,655,520
  Net unrealized appreciation (depreciation) on investments               (902,285)
Net Realized and Unrealized Gain (Loss) on Investments                     753,235
Net Increase in Net Assets Resulting From Operations                     4,333,458

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------
                                                            Year Ended April 30,
                                                     --------------------------------
                                                      1999                   1998
-------------------------------------------------------------------------------------
Operations ($):
Investment income-net                             3,580,223             3,894,454
Net realized gain (loss) on investments           1,655,520             1,306,332
Net unrealized appreciation (depreciation)
  on investments                                   (902,285)            2,405,268
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       4,333,458             7,606,054
-------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income-net:
Class A shares                                   (2,750,126)           (3,051,372)
Class B shares                                     (815,258)             (835,063)
Class C shares                                      (14,839)               (8,019)
Net realized gain on investments:
Class A shares                                   (1,392,005)             (847,695)
Class B shares                                     (491,551)             (260,030)
Class C shares                                       (9,650)               (2,729)
Total Dividends                                  (5,473,429)           (5,004,908)
-------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                    6,902,174              2,175,343
Class B shares                                    3,131,814              3,816,097
Class C shares                                      472,618                126,463
Dividends reinvested:
Class A shares                                    2,017,842              1,873,726
Class B shares                                      874,269                650,003
Class C shares                                       10,434                  1,286
Cost of shares redeemed:
Class A shares                                   (7,312,717)            (7,168,993)
Class B shares                                   (7,146,330)            (1,976,539)
Class C shares                                     (115,404)                   (41)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions               (1,165,300)              (502,655)
Total Increase (Decrease) in Net Assets          (2,305,271)             2,098,491
-------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              80,472,783             78,374,292
End of Period                                    78,167,512             80,472,783

See notes to financial statements.

                                                                The Fund     15

-------------------------------------------------------------------------------------
                                                           Year Ended April 30,
                                                     --------------------------------
                                                       1999                   1998
-------------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                         318,580                100,070
Shares issued for dividends reinvested               92,816                 86,362
Shares redeemed                                    (335,978)              (329,855)
Net Increase (Decrease) in Shares Outstanding        75,418               (143,423)
-------------------------------------------------------------------------------------
Class B
Shares sold                                         143,855                175,410
Shares issued for dividends reinvested               40,204                 29,952
Shares redeemed                                    (330,498)               (90,921)
Net Increase (Decrease) in Shares Outstanding      (146,439)               114,441
-------------------------------------------------------------------------------------
Class C
Shares sold                                          21,872                  5,845
Shares issued for dividends reinvested                  482                     59
Shares redeemed                                      (5,370)                    (2)
Net Increase (Decrease) in Shares Outstanding        16,984                  5,902

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

--------------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                            ------------------------------------------
Class A Shares                              1999    1998     1997      1996    1995
--------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period       21.68   20.99    20.84     20.69   20.41
Investment Operations:
Investment income-net                       1.00    1.08     1.17      1.20    1.22
Net realized and unrealized gain (loss)
  on investments                             .21     .99      .41       .45     .28
Total from Investment Operations            1.21    2.07     1.58      1.65    1.50
Distributions:
Dividends from investment income-net       (1.00)  (1.08)   (1.17)    (1.20)  (1.22)
Dividends from net realized gain
  on investments                            (.52)   (.30)    (.26)     (.30)      -
Total Distributions                        (1.52)  (1.38)   (1.43)     1.50)  (1.22)
Net asset value, end of period             21.37   21.68    20.99     20.84   20.69
-------------------------------------------------------------------------------------
Total Return (%)*                           5.66   10.03     7.74      8.06    7.63
-------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      .85     .72      .37       .37     .37
Ratio of net investment income
  to average net assets                     4.59    4.96     5.54      5.64    6.01
Decrease reflected in above expense ratios
  due to undertakings by the Manager         .07     .18      .55       .55     .55
Portfolio Turnover Rate                    49.67   27.18    61.22     49.24   38.68
Net Assets, end of period ($X1000)        60,516  59,758   60,849    62,864  68,103

*  Exclusive of sales load.
See notes to financial statements.

                                                                The Fund     17

-------------------------------------------------------------------------------------
                                                      Year Ended April 30,
                                            -----------------------------------------
Class B Shares                              1999    1998   1997      1996    1995
-------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      21.68    20.98  20.84     20.69   20.41
Investment Operations:
Investment income-net                       .89     .97    1.06      1.09    1.10
Net realized and unrealized gain (loss)
  on investments                            .21    1.00     .40       .45     .28
Total from Investment Operations           1.10    1.97    1.46      1.54    1.38
Distributions:
Dividends from investment income-net       (.89)   (.97)  (1.06)    (1.09)  (1.10)
Dividends from net realized gain
  on investments                           (.52)   (.30)   (.26)     (.30)      -
Total Distributions                       (1.41)  (1.27)  (1.32)    (1.39)  (1.10)
Net asset value, end of period            21.37   21.68   20.98     20.84   20.69
-------------------------------------------------------------------------------------
Total Return (%)*                          5.13    9.53    7.15      7.51    7.05
-------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    1.35    1.23     .88       .88     .89
Ratio of net investment income
  to average net assets                    4.09    4.44     5.03     5.13    5.46
Decrease reflected in above expense ratios
  due to undertakings by the Manager        .08     .18      .55      .55     .55
Portfolio Turnover Rate                   49.67   27.18    61.22    49.24   38.68
Net Assets, end of period ($X1,000)      17,031  20,454   17,396   17,461  16,818

*   Exclusive of sales load.
See notes to financial statements.

-------------------------------------------------------------------------------------
                                                      Year Ended April 30,
                                            -----------------------------------------
Class C Shares                              1999      1998       1997     1996a
-------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period       21.67     20.97      20.83     20.78
Investment Operations:
Investment income-net                        .83       .91        .99       .73
Net realized and unrealized gain (loss)
  on investments                             .21      1.00        .40       .35
Total from Investment Operations            1.04      1.91       1.39      1.08
Distributions:
Dividends from investment income-net        (.83)     (.91)      (.99)     (.73)
Dividends from net realized gain
  on investments                            (.52)     (.30)      (.26)     (.30)
Total Distributions                        (1.35)    (1.21)     (1.25)    (1.03)
Net asset value, end of period             21.36     21.67      20.97     20.83
-------------------------------------------------------------------------------------
Total Return (%)b                           4.86      9.24       6.79      7.29c
-------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets     1.60      1.52       1.19      1.18c
Ratio of net investment income
  to average net assets                     3.79      4.10       4.57      4.77c
Decrease reflected in above expense ratios
  due to undertakings by the Manager         .11       .15        .54       .58c
Portfolio Turnover Rate                    49.67     27.18      61.22     49.24
Net Assets, end of period ($X1,000)          620       261        129         1

a   From August 15, 1995 (commencement of initial offering) to April 30, 1996.
b   Exclusive of sales load.
c   Annualized.
See notes to financial statements.

                                                                The Fund    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumption. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $9,160 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
                                                                The Fund     21

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.The Manager has undertaken from May 1, 1998 to April 30, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the

Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $56,145 during the period ended April 30, 1999.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $99,734 and $2,935, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $149,714, $49,867 and $978 respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $25,055 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                The Fund     23

NOTE 4-Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $39,351,544 and $45,704,085, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $3,376,314, consisting of $3,512,326 gross unrealized appreciation and $136,012 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

New York, New York
June 2, 1999

                                                                The Fund     25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended 1999:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Texas residents, not subject to taxation by Texas), and

  --the Fund hereby designates $.4483 per share as a long-term capital gain distribution of the $.5174 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

NOTES

NOTES

For More Information

Dreyfus Premier State
Municipal Bond Fund,
Texas Series

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation             061/621AR994





COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

EXHIBIT A:

                             DREYFUS
                           PREMIER STATE
PERIOD LEHMAN BROTHERS MUNICIPAL BOND FUND,
          MUNICIPAL        TEXAS SERIES
         BOND INDEX *    (CLASS A SHARES)

4/30/89         10,000                9,549
4/30/90         10,720               10,270
4/30/91         11,952               11,454
4/30/92         13,088               12,710
4/30/93         14,744               14,464
4/30/94         15,063               14,843
4/30/95         16,065               15,976
4/30/96         17,341               17,264
4/30/97         18,492               18,601
4/30/98         20,211               20,467
4/30/99         21,615               21,625

*Source: Lehman Brothers


Dreyfus Premier
State Municipal
Bond Fund,
Virginia Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

            Contents
            THE FUND
--------------------
     2     Letter from the President
     3     Discussion of Fund Performance
     6     Fund Performance
     8     Statement of Investments
    12     Statement of Assets and Liabilities
    13     Statement of Operations
    14     Statement of Changes in Net Assets
    16     Financial Highlights
    19     Notes to Financial Statements
    24     Report of Independent Auditors
    25     Important Tax Information
           FOR MORE INFORMATION
-------------------------------
           Back Cover

           Dreyfus Premier           The Fund
State Municipal Bond Fund,
           Virginia Series

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Sam Weinstock.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Virginia Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999
2

DISCUSSION OF FUND PERFORMANCE
------------------------------
Sam Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform?

The Fund's Class A shares produced a total return of 5.98% over the 12-month period ended April 30, 1999,1 compared to a total return of 5.80% for the average of the Lipper Virginia Municipal Debt Funds category.2 The Fund produced a total return of 5.44% for Class B shares and 5.19% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

Our goal is to seek a high level of federally and Virginia state tax-exempt income from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide the best risk-reward trade off at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. When we find securities that we believe will provide the best expected returns over an anticipated market range, we select them. Many other securities are held because they participate in market rallies and provide protection against market declines.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S.

                                                            The Fund         3

Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. Because investors feared that a stronger economy might reignite inflationary pressures, yields on longer-term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, many states and municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

As the period came to a close, we continued to search for bonds with attractive characteristics. We have found such securities, in our opinion, in intermediate-maturity bonds. In our view, these bonds have represented better values than longer term bonds because they provided most of the yield with substantially less potential volatility. Their returns have been favorable due to the expected slightly lower yields realized as the maturities of the bonds shorten over time. Accordingly, at the end of the period, the portfolio was structured to emphasize bonds with maturities in the 15 to 20 year range, which we believe can achieve this advantage.

In addition, we have sharpened our focus on high-quality bonds. Because the differences in yields between the highest quality bonds and lower quality bonds have been narrow by historical standards, we have seen little reason to assume unnecessary credit risk.

May 13, 1999

[FN]
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Virginia residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2   Source: Lipper Analytical Services, Inc.

                                                            The Fund         5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

                                       $17,727
                                       Lehman Brothers Municipal
                                       Bond Index*
              [CHART]
                                       $17,398
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Virginia Series
                                       (Class A Shares)

[FN]
*  Source: Lehman Brothers.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Virginia Series (the "Fund") on 8/1/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. For comparative purposes, the value of the Index on 7/31/91 is used as the beginning value on 8/1/91. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Virginia municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment- grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/99

                           Inception                           From
                             Date      1 Year   5 Years     Inception
-----------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)    (8/1/91)   1.20%    6.56%       7.41%
without sales charge        (8/1/91)   5.98%    7.54%       8.05%
Class B Shares
with redemption*           (1/15/93)   1.46%    6.69%       6.43%
without redemption         (1/15/93)   5.44%    6.99%       6.43%
Class C Shares
with redemption**          (8/15/95)   4.20%     --         6.90%
without redemption         (8/15/95)   5.19%     --         6.90%

[FN]
Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                            The Fund         7

STATEMENT OF INVESTMENTS
April 30, 1999

----------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments--99.4%                       Amount ($)   Value ($)
----------------------------------------------------------------------------------
Virginia--71.6%
Alexandria Redevelopment and Housing Authority,
  Multi-Family Housing Mortgage Revenue
  (Buckingham Village Apartments)
   6.125%, 7/1/2021                                         3,000,000    3,144,510
Beford County Industrial Development Authority,
  IDR, Refunding (Nekossa Packaging Corp. Project)
  5.60%, 12/1/2025                                          4,500,000    4,548,465
Chesapeake Bay Bridge and Tunnel Commission District,
  Revenue, Refunding
  General Resolution 5.50%, 7/1/2025 (Insured; MBIA)        2,500,000    2,679,250
Covington-Alleghany County Industrial Development Authority,
  Hospital Facility Revenue (Alleghany Regional Hospital)
  6.875%, 4/1/2022 (Prerefunded 4/1/2002)a                  1,000,000    1,102,530
Dinwiddie County Industrial Development Authority, LR
  (Dinwiddie County School Facilities Project) 6%, 2/1/2018   500,000      521,120
Dulles Town Center Community Development Authority,
  Special Assessment Tax (Dulles Town Center Project)
  6.25%, 3/1/2026                                           3,000,000    3,072,030
Fairfax County, Public Improvement and Refunding
  4.75%, 6/1/2019                                           3,250,000    3,137,647
Fairfax County Park Authority, Park Facilities Revenue
  6.625%, 7/15/2020                                         2,665,000    2,854,268
Fairfax County Redevelopment and Housing Authority, MFHR,
  Refunding (Paul Spring Retirement Center):
     5.90%, 6/15/2017 (Insured; FHA)                          200,000      212,786
     6%, 12/15/2028 (Insured; FHA)                            600,000      638,166
Fairfax County Water Authority, Water Revenue
  8.04%, 4/1/2029b,c                                        2,000,000    2,174,200
Hampton Redevelopment and Housing Authority, First Mortgage
  Revenue, Refunding
  (Olde Hampton Hotel Associates Project) 6.50%, 7/1/2016   2,640,000    2,670,202
Industrial Development Authority of the City of Hopewell,
  Health Care Facility Refunding Revenue:
   (Colonial Heights Convalescent Center Project)
     5.60%, 10/1/2003                                         205,000      210,746
   (Forest Hill Convalescent Center Project):
     6%, 10/1/2006                                            260,000      273,523
     6.15%, 10/1/2007                                         280,000      296,030
     6.25%, 10/1/2008                                         115,000      122,066
   (Westport Convalescent Center Project):
     5.90%, 10/1/2005                                         315,000      329,562
     6.15%, 10/1/2007                                         175,000      185,019
     6.25%, 10/1/2008                                         410,000      435,190

----------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                  Amount ($)   Value ($)
----------------------------------------------------------------------------------
Virginia (continued)
Industrial Development Authority of Giles County,
  Exempt Facility Revenue (Hoechst Celanese Corp. Project)
  5.95%, 12/1/2025                                          3,000,000    3,093,300
Industrial Development Authority of the County of Henrico,
  SWDR (Browning-Ferris Industries of
  South Atlantic, Inc. Project) 5.45%, 1/1/2014             3,500,000    3,458,315
Industrial Development Authority of the County of
  Prince William,
  Revenue:
    Hospital Facility (Potomac Hospital Corp. of
    Prince William)
      6.85%, 10/1/2025 (Prerefunded 10/1/2005)a             1,000,000    1,175,730
    Refunding (Potomac Place) 6.25%, 12/20/2027               700,000      771,918
    Residential Care Facility (First Mortgage-Westminster
      Lake Ridge) 6.625%, 1/1/2026                          3,500,000    3,732,925
Industrial Development Authority of the City of Winchester,
  Residential Care Facility First Mortgage Revenue
  (Westminster-- Canterbury):
     5.75%, 1/1/2018                                        1,000,000      999,910
     5.75%, 1/1/2027                                        2,750,000    2,719,695
Industrial Development Authority of the Town of West Point,
  SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019          2,500,000    2,647,825
Isle Wight County Industrial Development Authority,
  Solid Waste Disposal Facilities Revenue
  (Union Camp Corp. Project) 6.10%, 5/1/2027                3,500,000    3,688,825
Metropolitan Washington Airports Authority,
  Airport System Revenue
  5.50%, 10/1/2023                                          2,000,000    2,037,220
Prince William County Park Authority, Revenue
  6.875%, 10/15/2016                                        3,000,000    3,370,560
Richmond Metropolitan Authority, Expressway Revenue,
  Refunding 5.25%, 7/15/2017 (Insured; FGIC)                3,100,000    3,246,661
Staunton Industrial Development Authority,
  Educational Facilities Revenue, Refunding
  (Mary Baldwin College) 6.75%, 11/1/2021                   3,145,000    3,395,405
University of Virginia, University Revenue
  5.75%, 5/1/2021                                           2,325,000    2,485,797
Upper Occoquan Sewer Authority, Regional Sewer Revenue
  5.15%, 7/1/2020 (Insured; MBIA)                           2,000,000    2,053,300
Virginia Beach Development Authority, Revenue:
  Industrial Development Mortgage Refunding
     (Ramada Oceanside Resort) 8%, 8/1/2010                   310,000      339,196
  Nursing Home (Sentara Life Care Corp.) 7.75%, 11/1/2021   1,000,000    1,093,640

                                                            The Fund         9

----------------------------------------------------------------------------------
                                                            Principal
Long-Term Municipal Investments (continued)                  Amount ($)   Value ($)
----------------------------------------------------------------------------------
Virginia (continued)
Virginia Housing Development Authority,
  Commonwealth Mortgage:
    6.60%, 7/1/2020                                         1,915,000    2,002,401
    5.50%, 1/1/2022                                         7,500,000    7,675,725

U. S. Related--27.8%
Commonwealth of Puerto Rico (Public Improvement):
  6.80%, 7/1/2021 (Prerefunded 7/1/2002)a                   1,000,000    1,109,810
  6%, 7/1/2026 (Prerefunded 7/1/2007)a                      1,500,000    1,708,275
Guam Airport Authority, Revenue 6.70%, 10/1/2023            2,000,000    2,197,600
Puerto Rico Electric Power Authority, Power Revenue:
  5%, 7/1/2012 (Insured; MBIA)                                 50,000       51,839
  6.005%, 7/1/2012b,c                                       3,000,000    3,226,020
Puerto Rico Highway and Transportation Authority,
  Highway Revenue:
    5.50%, 7/1/2013 (Insured; MBIA)                            10,000       10,967
    7.005%, 7/1/2013b                                       2,290,000    2,732,932
    6.625%, 7/1/2018 (Prerefunded 7/1/2002)a                2,000,000    2,209,220
    5.50%, 7/1/2026                                         3,500,000    3,638,950
    Refunding 6.25%, 7/1/2015 (Insured; MBIA)               2,000,000    2,351,960
Puerto Rico Ports Authority, Special Facilities Revenue
  (American Airlines) 6.25%, 6/1/2026                       3,000,000    3,230,910
Virgin Islands Public Finance Authority, Revenue, Refunding,
  Matching Fund Loan Notes
  7.25%, 10/1/2018 (Prerefunded 10/1/2002)a                 4,000,000    4,531,600
Virgin Islands Territory (Hugo Insurance Claims Fund Program)
  7.75%, 10/1/2006 (Prerefunded 10/1/2001)a                 1,335,000    1,457,993
Virgin Islands Water and Power Authority, Electric System
  7.40%, 7/1/2011 (Prerefunded 7/1/2001)a                   1,855,000    2,015,977
----------------------------------------------------------------------------------
Total Investments (cost $103,744,462)                           99.4%  109,069,711

Cash and Receivables (Net)                                        .6%      642,574

Net Assets                                                     100.0%  109,712,285


--------------------------------------------------------------------------------
Summary of Abbreviations

FGIC  Financial Guaranty Insurance       MBIA   Municial Bond Investors
       Company                                    Assurance Insurance
FHA   Federal Housing Administration              Corporation
IDR   Industrial Development             MFHR   Multi-Family Housing
       Revenue                                    Revenue
LR    Lease Revenue                      SWDR   Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch    or    Moody's    or     Standard & Poor's      Value (%)
------------------------------------------------------------------
AAA            Aaa               AAA                    26.3
AA             Aa                AA                     16.0
A              A                 A                      18.7
BBB            Baa               BBB                    16.0
Not Rated d    Not Rated d       Not Rated d            23.0
                                                       100.0
[FN]
a Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse Floater Security--the interest rate is subject to change periodically.
c Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $5,400,220 or 4.9% of net assets.
d Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

                                                            The Fund        11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999

----------------------------------------------------------------------------------
                                                          Cost               Value
----------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments    103,744,462  109,069,711
Interest receivable                                                      1,820,945
Receivable for shares of Beneficial Interest subscribed                     98,375
Prepaid expenses                                                            19,334
                                                                       111,008,365
----------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                               49,162
Due to Distributor                                                          38,491
Cash overdraft due to Custodian                                          1,121,338
Payable for shares of Beneficial Interest redeemed                          65,837
Accrued expenses                                                            21,252
                                                                         1,296,080
----------------------------------------------------------------------------------
Net Assets ($)                                                         109,712,285
----------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                        104,369,915
Accumulated net realized gain (loss) on investments                         17,121
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                  5,325,249
----------------------------------------------------------------------------------
Net Assets ($)                                                         109,712,285

--------------------------------------------------------------------------------
Net Asset Value Per Share
                                         Class A        Class B       Class C
--------------------------------------------------------------------------------
Net Assets ($)                        71,611,678      34,912,132    3,188,475
Shares Outstanding                     4,137,746       2,017,358      184,307
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)              17.31           17.31        17.30


[FN]
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

---------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------
Income
Interest Income                                             6,237,543
Expenses:
Management fee--Note 3(a)                                     596,668
Shareholder servicing costs--Note 3(c)                        337,463
Distribution fees--Note 3(b)                                  215,468
Registration fees                                              19,257
Professional fees                                              11,708
Custodian fees                                                 11,301
Prospectus and shareholders' reports                           10,105
Trustees' fees and expenses--Note 3(d)                          1,342
Loan commitment fees--Note 2                                      518
Miscellaneous                                                  10,091
Total Expenses                                              1,213,921
Investment Income--Net                                      5,023,622
---------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                     1,384,592
Net unrealized appreciation (depreciation) on investments    (350,457)
Net Realized and Unrealized Gain (Loss) on Investments      1,034,135
Net Increase in Net Assets Resulting from Operations        6,057,757

[FN]
See notes to financial statements.

                                                            The Fund        13

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------
                                               Year Ended April 30,
                                           ----------------------------
                                             1999                  1998
-----------------------------------------------------------------------
Operations ($):
Investment income--net                       5,023,622        5,109,173
Net realized gain (loss) on investments      1,384,592          716,552
Net unrealized appreciation (depreciation)
  on investments                              (350,457)       3,846,818
Net Increase (Decrease) in Net Assets
  Resulting from Operations                  6,057,757        9,672,543
-----------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                              (3,225,635)      (3,257,087)
Class B shares                              (1,688,611)      (1,798,219)
Class C shares                                (109,376)         (53,867)
Net realized gain on investments:
Class A shares                                (884,913)         (11,050)
Class B shares                                (533,711)          (6,895)
Class C shares                                 (37,805)            (231)
Total Dividends                             (6,480,051)      (5,127,349)
-----------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                              12,134,539        5,997,540
Class B shares                               4,716,025        5,831,012
Class C shares                               1,520,409        1,286,247
Dividends reinvested:
Class A shares                               2,193,747        1,642,346
Class B shares                               1,198,045          888,868
Class C shares                                  21,422           11,545
Cost of shares redeemed:
Class A shares                              (7,521,104)      (6,456,984)
Class B shares                             (10,983,245)      (4,112,867)
Class C shares                                (326,419)         (11,835)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions           2,953,419        5,075,872
Total Increase (Decrease) in Net Assets      2,531,125        9,621,066
-----------------------------------------------------------------------
Net Assets ($):
Beginning of Period                        107,181,160       97,560,094
End of Period                              109,712,285      107,181,160

[FN]
See notes to financial statements.

-----------------------------------------------------------------------
                                               Year Ended April 30,
                                             --------------------------
                                            1999                  1998
-----------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                     694,996        346,087
Shares issued for dividends reinvested          125,125         94,990
Shares redeemed                                (429,470)      (373,556)
Net Increase (Decrease) in Shares Outstanding   390,651         67,521
-----------------------------------------------------------------------
Class B
Shares sold                                     269,387        339,021
Shares issued for dividends reinvested           68,334         51,407
Shares redeemed                                (629,062)      (236,978)
Net Increase (Decrease) in Shares Outstanding  (291,341)       153,450
-----------------------------------------------------------------------
Class C
Shares sold                                      86,730         74,375
Shares issued for dividends reinvested            1,224            668
Shares redeemed                                 (18,602)          (682)
Net Increase (Decrease) in Shares Outstanding    69,352         74,361

[FN]
See notes to financial statements.

                                                            The Fund        15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.
--------------------------------------------------------------------------------
                                                   Year Ended April 30,
                                          --------------------------------------
Class A Shares                            1999    1998    1997    1996    1995
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     17.37   16.61   16.27   16.03   16.02
Investment Operations:
Investment income--net                     .85     .88     .94     .93     .94
Net realized and unrealized gain (loss)
  on investments                           .17     .76     .34     .24     .04
Total from Investment Operations          1.02    1.64    1.28    1.17     .98
Distributions:
Dividends from investment income--net     (.85)   (.88)   (.94)   (.93)   (.94)
Dividends from net realized gain
  on investments                          (.23)   (.00)a    --      --      --
Dividends in excess of net realized gain
  on investments                            --      --      --      --    (.03)
Total Distributions                      (1.08)   (.88)   (.94)   (.93)   (.97)
Net asset value, end of period           17.31   17.37   16.61   16.27   16.03
--------------------------------------------------------------------------------
Total Return (%)b                         5.98   10.05    8.02    7.32    6.39
--------------------------------------------------------------------------------
Ratios/Supplemental Data ($):
Ratio of expenses to average net assets    .92     .75     .39     .50     .39
Ratio of net investment income
  to average net assets                   4.83    5.10    5.67    5.58    5.93
Decrease reflected in above expense ratios
  due to undertakings by the Manager        --     .14     .55     .55     .55
Portfolio Turnover Rate                  30.19   21.25   45.29   50.06   21.60
Net Assets, end of period ($ X 1,000)   71,612  65,086  61,099  61,149  62,428

[FN]
a   Amount represents less than $.01 per share.
b   Exclusive of sales load.
See notes to financial statements.

--------------------------------------------------------------------------------
                                                    Year Ended April 30,
                                          --------------------------------------
Class B Shares                            1999    1998    1997    1996    1995
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period      17.37  16.60   16.27   16.03   16.02
Investment Operations:
Investment income--net                      .76    .79     .86     .84     .85
Net realized and unrealized gain (loss)
  on investments                            .17    .77     .33     .24     .04
Total from Investment Operations            .93   1.56    1.19    1.08     .89
Distributions:
Dividends from investment income--net      (.76)  (.79)   (.86)   (.84)   (.85)
Dividends from net realized gain
  on investments                           (.23)  (.00)a    --      --      --
Dividends in excess of net realized gain
  on investments                             --     --      --      --    (.03)
Total Distributions                        (.99)  (.79)   (.86)   (.84)   (.88)
Net asset value, end of period            17.31  17.37   16.60   16.27   16.03
--------------------------------------------------------------------------------
Total Return (%)b                          5.44   9.56    7.41    6.77    5.83
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    1.43   1.26     .90    1.01     .90
Ratio of net investment income
  to average net assets                    4.32   4.58    5.15    5.06    5.40
Decrease reflected in above expense ratios
  due to undertakings by the Manager         --    .14     .55     .55     .55
Portfolio Turnover Rate                   30.19  21.25   45.29   50.06   21.60
Net Assets, end of period ($ X 1,000)    34,912 40,100  35,787  33,120  28,813

[FN]
a  Amount represents less than $.01 per share.
b  Exclusive of sales load.
See notes to financial statements.

                                                            The Fund        17

--------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                               ---------------------------------
Class C Shares                                   1999    1998    1997    1996a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period             17.36   16.60   16.26    16.17
Investment Operations:
Investment income--net                             .72     .75     .81      .57
Net realized and unrealized gain (loss)
  on investments                                   .17     .76     .34      .09
Total from Investment Operations                   .89    1.51    1.15      .66
Distributions:
Dividends from investment income--net             (.72)   (.75)   (.81)    (.57)
Dividends from net realized gain on investments   (.23)     --      --       --
Total Distributions                               (.95)   (.75)   (.81)    (.57)
Net asset value, end of period                   17.30   17.36   16.60    16.26
--------------------------------------------------------------------------------
Total Return ($)b                                 5.19    9.22    7.18     5.64c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets           1.66    1.54    1.17     1.21c
Ratio of net investment income
  to average net assets                           4.06    4.24    4.83     4.55c
Decrease reflected in above expense ratios
  due to undertakings by the Manager                --     .11     .54      .52c
Portfolio Turnover Rate                          30.19   21.25   45.29    50.06
Net Assets, end of period ($ x 1,000)            3,188   1,996     674      166

[FN]
a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open- end management investment company, and operates as a series company currently offering thirteen series including the Virginia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumption. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service")

                                                            The Fund        19
approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1998 to April 30, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on

                                                            The Fund        21
borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the Fund's average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $195,297 and $20,171, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $166,840, $97,648 and $6,724 respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $44,772 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $32,438,563 and $33,026,256, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $5,325,249, consisting of $5,499,036 gross unrealized appreciation and $173,787 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                            The Fund        23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                          Ernst & Young LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

    --all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Virginia residents, Virginia personal income taxes), and

    --the Fund hereby designates $.2243 per share as a long-term capital gain distributions of the $.2346 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                                     The Fund 25

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Virginia Series
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(c) 1999 Dreyfus Service Corporation     066/625AR994



COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

EXHIBIT A:
                                DREYFUS
                             PREMIER STATE
        LEHMAN BROTHERS  MUNICIPAL BOND FUND,
PERIOD     MUNICIPAL        VIRGINIA SERIES
          BOND INDEX *     (CLASS A SHARES)

8/1/91           10,000                  9,548
4/30/92          10,734                 10,375
4/30/93          12,092                 11,965
4/30/94          12,353                 12,097
4/30/95          13,175                 12,869
4/30/96          14,222                 13,810
4/30/97          15,166                 14,918
4/30/98          16,576                 16,417
4/30/99          17,727                 17,398

*Source: Lehman Brothers